  As filed with the Securities and Exchange Commission on April 23, 1999

                                                   Registration No. 333-43373
                                                                    811-08569
------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                   FORM N-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 1

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 2

                    LINCOLN LIFE VARIABLE ANNUITY ACCOUNT Q
                  -------------------------------------------
                          (Exact Name of Registrant)


                    LINCOLN NATIONAL LIFE INSURANCE COMPANY
                  -------------------------------------------
                              (Name of Depositor)

                           1300 South Clinton Street
                           Fort Wayne, Indiana 46802
                  -------------------------------------------
        (Address of Depositor's Principal Executive Offices) (Zip Code)
       Depositor's Telephone Number, including Area Code: (219)455-2000


                             Jack D. Hunter, Esq.
                             200 East Berry Street
                           Fort Wayne, Indiana 46802
                          Telephone No. (219)455-2000

--------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

                                   Copy to:
                            Kimberly J. Smith, Esq.
                       Sutherland, Asbill & Brennan LLP
                        1275 Pennsylvania Avenue, N.W.
                            Washington, D.C. 20004

                     Title of securities being registered:
    Interests in a separate account under group flexible premium deferred variable annuity contracts.

                             ---------------------

It is proposed that this filing will become effective:

----- immediately upon filing pursuant to paragraph (b) of Rule 485
  X   on 5/1/99 pursuant to paragraph (b) of Rule 485
-----
----- 60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485
-----

                     Title of Securities Being Registered:
              Units of Interest Under Variable Annuity Contracts

Lincoln Life Variable Annuity Account Q group variable annuity contracts

Home office:                             Servicing Office:
Lincoln National Life Insurance Co.      Lincoln National Life Insurance Co.
1300 South Clinton Street                P.O. Box 9740
Fort Wayne, Indiana 46802                Portland, Maine 04104

                                   Account Q

This Prospectus describes the group variable annuity contracts and individual certificates that are issued by Lincoln National Life Insurance Company (Lin-coln Life). They are for use with certain qualified retirement plans. General-ly, neither the contractowner nor the individual participant pays federal in-come tax on the contract's growth until it is paid out. The contract is de-signed to accumulate account value and, as permitted by the plan, to provide retirement income that a participant cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If a participant dies before the annuity commencement date, we pay the beneficiary or the plan a death benefit.

Participants choose whether account value accumulates on a variable or a fixed (guaranteed) basis or both. If participants allocate contributions to the fixed account, we guarantee your principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract.

Allocated and unallocated contracts are available. In an allocated contract, we maintain an account value on behalf of each individual participant, and the em-ployer if requested; each participant receives a certificate. Under an unallo-cated contract, the employer or an administrator performs participant account-ing. Allocated and unallocated contracts have different features.

All contributions for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account Q (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. If a participant puts all or some contributions into one or more of the contract's subaccounts, the partici-pant takes all the investment risk on the account value and the retirement in-come. If the selected subaccounts make money, account value goes up; if they do not, it goes down. How much it goes up or down depends on the performance of the selected subaccounts. We do not guarantee how any of the funds or series will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees investment in the contract.

The available subaccounts, and the funds and series, in which they invest are listed below. The contractowner decides which of these subaccounts are avail-able under the contract for participant allocations. For more information about the investment objectives, policies and risks of the funds and series, please refer to the Prospectus for the funds and series.

Lincoln National Aggressive Growth Fund, Inc.

Lincoln National Bond Fund, Inc.
Lincoln National Capital Appreciation Fund, Inc.

Lincoln National Equity-Income Fund, Inc.
Lincoln National Global Asset Allocation Fund, Inc.

Lincoln National Growth and Income Fund, Inc.
Lincoln National International Fund, Inc.

Lincoln National Managed Fund, Inc.
Lincoln National Money Market Fund, Inc.

Lincoln National Social Awareness Fund, Inc.
Lincoln National Special Opportunities Fund, Inc.

Delaware Group Premium Fund, Inc.:

  Global Bond Series

  Growth & Income Series (formerly Decatur Total   Return)

  Trend Series

(BT) Insurance Trust Funds:

  Equity 500 Index Fund

  Small Cap Index Fund

Baron Capital Asset Fund Trust (Insurance Class)

Fidelity Variable Insurance Product Fund:

  VIP Growth

Fidelity Variable Insurance Product Fund II:  VIP II Contrafund

Janus Aspen Series, Worldwide Growth Fund

Neuberger Berman Advisors Management Trust (AMT):   AMT Partners Fund

  AMT Mid-Cap Growth Fund

This Prospectus gives you information about the contracts that contractowners and participants should know before investing. Please review the prospectuses for the funds and series that are attached, and keep the prospectuses for ref-erence.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

A Statement of Additional Information (SAI) has more information about the con-tracts. Its terms are made part of this Prospectus. For a free copy, write:
Lincoln National Life Insurance Company, P.O. Box 9740, Portland, Maine, 04104, or call 1-800-341-0441. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.

May 1, 1999

                                   Account Q
Table of contents

                                             Page
-------------------------------------------------
Special terms                                  2
-------------------------------------------------
Expense tables                                 3
-------------------------------------------------
Summary                                        7
-------------------------------------------------
Condensed financial information                9
-------------------------------------------------
Financial statements                          10
-------------------------------------------------
Lincoln National Life Insurance Co.           10
-------------------------------------------------
Variable annuity account (VAA)                10
-------------------------------------------------
Fixed side of the contract                    10
-------------------------------------------------
Investments of the variable annuity account   11
-------------------------------------------------
Charges and other deductions                  14
-------------------------------------------------
The contracts                                 16
-------------------------------------------------

                                                          Page
--------------------------------------------------------------
Annuity payouts                                            21
--------------------------------------------------------------
Federal tax matters                                       22
--------------------------------------------------------------
Voting rights                                             26
--------------------------------------------------------------
Distribution of the contracts                              26
--------------------------------------------------------------
Return privilege                                          26
--------------------------------------------------------------
State regulation                                          26
--------------------------------------------------------------
Restrictions under the Texas Optional Retirement Program  26
--------------------------------------------------------------
Records and reports                                       27
--------------------------------------------------------------
Other information                                         27
--------------------------------------------------------------
Statement of additional information
table of contents for VAA                                 29
--------------------------------------------------------------

For a free copy of the SAI please see page one of this booklet.

Special Terms

(We have italicized the special terms that have special meaning throughout this Prospectus)

Account or variable annuity account (VAA) -- The segregated investment account, Account Q, into which Lincoln Life sets aside and invests the assets for the variable side of the contract offered in this Prospectus.

Account value -- At a given time before the annuity commencement date, the value of all accumulation units for a contract plus the value of the fixed side of the contract.

Accumulation unit -- A measure used to calculate account value for the variable side of the contract.

Annuitant -- The person on whose life the annuity benefit payments made after the annuity commencement date are based.

Annuity commencement date -- The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under an annuity payout option.

Annuity payout -- An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit -- A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date.

Beneficiary -- The person or entity designated by a non-ERISA 430(b) plan participant or an annuitant to receive any death benefit payable on the death of the participant or annuitant.

Contractowner (you, your, owner) -- The party named on the group annuity contract (for example, an employer, or retirement plan trust, an association, or other entity allowed by law).

Contract year -- Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Contributions -- Amounts paid into the contract.

Death benefit -- An amount payable to a designated beneficiary if a participant under a 403(b) plan not subject to ERISA dies before his or her annuity commencement date.

Lincoln Life (we, us, our) -- Lincoln National Life Insurance Company.

Participant -- A person defined as a participant in the plan, who has enrolled under a contract and, under an allocated group contract, on whose behalf Lincoln Life maintains an account value.

Participant Year -- Each 12 month period starting with the date a participant enrolls under a contract and each participant year after that.

Plan -- The retirement program that an Employer offers to its employees for which a contract is used to accumulate funds.

Subaccount -- The portion of the VAA that reflects investments in accumulation and annuity units of a particular fund or series available under the contracts. There is a separate subaccount which corresponds to each fund or series.

Valuation date -- Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period -- The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

                                   Account Q
Expense tables

Summary of Contractowner or Participant expenses:

  The maximum surrender charge (contingent deferred sales charge) (as a percentage of account value withdrawn): 6%

Annual Contract Fee:

  Per participant/contractowner (allocated contract): $25

The surrender charge percentage is reduced over time. The later the withdrawal occurs, the lower the surrender charge percentage with respect to that withdrawal. We may waive or reduce these charges in certain situations. See Charges and other deductions.

--------------------------------------------------------------------------------

VAA annual expenses for Account Q subaccounts:
(as a percentage of average account value):

---------------------------------------------------
"Standard" Mortality and expense risk charge  1.00%
"Breakpoint",
 Mortality and expense risk charge*            .75%

--------------------------------------------------------------------------------

*Only certain contracts or plans are eligible for a breakpoint charge. See Charges and other deductions.

Annual expenses of the funds and series for the year ended December 31, 1998

(as a percentage of each fund's and series' average net assets):

                             Management     12b-1     Other        Total
                             fees       +   fees  +   expenses =   expenses
-------------------------------------------------------------------------------
 1. Aggressive Growth (AG)   0.73           0.00      0.08         0.81
-------------------------------------------------------------------------------
 2. Bond (B)                 0.44           0.00      0.13         0.57
-------------------------------------------------------------------------------
 3. Capital Appreciation
 (CA)                        0.75           0.00      0.08         0.83
-------------------------------------------------------------------------------
 4. Equity-Income (EI)       0.72           0.00      0.07         0.79
-------------------------------------------------------------------------------
 5. Global Asset Allocation
 (GAA)                       0.72           0.00      0.19         0.91
-------------------------------------------------------------------------------
 6. Growth and Income (GI)   0.31           0.00      0.04         0.35
-------------------------------------------------------------------------------
 7. International (I)        0.79           0.00      0.14         0.93
-------------------------------------------------------------------------------
 8. Managed (M)              0.36           0.00      0.03         0.39
-------------------------------------------------------------------------------
 9. Money Market (MM)        0.48           0.00      0.11         0.59
-------------------------------------------------------------------------------
10. Social Awareness (SA)    0.34           0.00      0.04         0.38
-------------------------------------------------------------------------------
11. Special Opportunities
 (SO)                        0.36           0.00      0.06         0.42
-------------------------------------------------------------------------------
12. Delaware Growth &
 Income (DGI)/1/             0.60           0.00      0.11         0.71
-------------------------------------------------------------------------------
13. Global Bond (GB)/1/**    0.68           0.00      0.17         0.85
-------------------------------------------------------------------------------
14. Trend (T)/1/             0.75           0.00      0.10         0.85
-------------------------------------------------------------------------------
15. Equity 500 Index
 (E500)/2/**                 0.20           0.00      0.10         0.30
-------------------------------------------------------------------------------
16. Small Cap Index
 (SC)/2/**                   0.35           0.00      0.10         0.45
-------------------------------------------------------------------------------
17. Capital Asset
 (CAT)/4/**                  1.00           0.25      0.20         1.45
-------------------------------------------------------------------------------
18. VIP II Contrafund
 (VC)/5/**                   0.59           0.10      0.11         0.80
-------------------------------------------------------------------------------
19. VIP Growth (VG)/5/**     0.59           0.10      0.11         0.80
-------------------------------------------------------------------------------
20. Aspen Worldwide Growth
 (WWG)/6/**                  0.65           0.00      0.07         0.72
-------------------------------------------------------------------------------
21. AMT Partners (P)         0.78           0.00      0.06         0.84
-------------------------------------------------------------------------------
22. AMT Mid-Cap Growth
 (MG)/3/**                   0.85           0.00      0.15         1.00

--------------------------------------------------------------------------------

**After waivers and/or reimbursements.

                                 Account Q

Voluntary fee reimbursements:

The following funds voluntarily waive expenses to the extent necessary to maintain a maximum total expense ratio.

/1/The investment adviser for the Growth & Income Series (formerly Decatur
  Total Return Series) and the Trend Series is Delaware Management Company, Inc. The investment advisor for the Global Bond Series is Delaware International Advisers Ltd. Effective May 1, 1999 through October 31, 1999, the investment advisers for the Series of the Delaware Group Premium Fund have voluntarily agreed to waive their management fees and reimburse each series for expenses to the extent that total expenses will not exceed 0.80% for the Growth & Income Series, 0.85% for the Trend Series and the Global Bond Series. In addition the management fees for the Growth and Income will not exceed 0.60%. The fee ratios shown above have been restated, if necessary, to reflect the new voluntary limitations which took effect on May 1, 1999. The declaration of a voluntary expense limitation does not bind the investment advisers to declare future expense limitations with respect to the fund. Pursuant to a vote of the fund's shareholders on March 17, 1999, a new management fee structure based on average daily net assets was approved. The above ratios have been restated to reflect the new management fee structure which took effect on May 1, 1999. Without the reimbursements or waivers total expenses for each Series for year ended 12/31/98 would have been--Global Bond, 0.92%, Trend, 0.85%.

/2/Under the Advisory Agreement with Bankers Trust Company (the "Advisor"), the fund will pay an advisory fee at an annual percentage rate of 0.20% of the average daily net assets of the Equity 500 Index Fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the fund for certain expenses so the fund's total operating expenses will not exceed 0.30% of average daily net assets. Under the Advisory Agreement with the Advisor, the Small Cap Index Fund will pay an advisory fee at an annual percentage rate of 0.35% of the average daily net assets of the fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the fund for certain expenses so the Fund's total operating expenses will not exceed 0.45% of average daily net assets.


/3/Neuberger Berman Management Inc. (NBMI) (the Advisor) has voluntarily undertaken to reimburse certain operating expenses including compensation to Neuberger Berman and excluding taxes interest, extraordinary expenses, brokerage commissions and transaction costs that exceed in the aggregate, 1.0% of, the AMT Mid-Cap Growth Portfolio's average daily net asset value. These expense reimbursement agreements are subject to termination upon 60 days written notice and there can be no assurance that these policies will be continued thereafter without the reimbursement for the portfolio for year ended 12/31/98 total expenses for the fund would have been 1.43%.

Contractual fee reimbursements:

The following Funds contractually waive the management fee to the extent necessary to maintain a maximum total expense ratio.

/4/The advisor (BAMCO, Inc.) is contractually obligated to reduce its fee to the extent required to limit Baron Capital Asset Fund's total operating expenses to 1.5% for the first $250 million of assets in the fund, 1.35% for fund assets over $250 million, and 1.25% for fund assets over $500 million. Without the expense limitations, total operating expenses for the fund for the period October 1, 1998 through December 31, 1998 would have been 7.62%.

/5/A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or Fidelity Management & Research Company ("FMR") on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been 0.75% for VIP II Contrafund and VIP Growth.

/6/All expenses are stated with contractual waivers and fee reductions by the Advisor, Janus Capital. Fee reductions for the Janus Aspen Worldwide Growth Portfolio reduce the management Fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Janus Capital has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreement. Without the reimbursements or waivers total expenses for the fund for the year ended 12/31/98 would have been 0.74%.

                                 Account Q

Examples
(expenses of the subaccounts and the funds and series):

If you make a full withdrawal at the end of the time period shown, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                1 year              3 years             5 years            10 years
          ------------------- ------------------- ------------------- -------------------
          Standard Breakpoint Standard Breakpoint Standard Breakpoint Standard Breakpoint
-----------------------------------------------------------------------------------------
 1. AG      $80       $78      $123      $117      $157      $147      $213      $191
-----------------------------------------------------------------------------------------
 2. B        78        76       115       109       142       132       181       159
-----------------------------------------------------------------------------------------
 3. CA       81        79       124       118       158       148       215       193
-----------------------------------------------------------------------------------------
 4. EI       80        78       122       117       156       146       211       189
-----------------------------------------------------------------------------------------
 5. GAA      81        79       126       120       161       152       223       202
-----------------------------------------------------------------------------------------
 6. GI       76        74       110       102       134       121       163       134
-----------------------------------------------------------------------------------------
 7. I        81        80       126       121       162       153       226       204
-----------------------------------------------------------------------------------------
 8. M        77        75       112       106       137       127       170       148
-----------------------------------------------------------------------------------------
 9. MM       78        76       116       110       145       135       188       166
-----------------------------------------------------------------------------------------
10. SA       76        74       111       105       135       125       166       143
-----------------------------------------------------------------------------------------
11. SO       77        75       112       106       137       127       170       148
-----------------------------------------------------------------------------------------
12. DGI      79        77       120       114       152       142       202       180
-----------------------------------------------------------------------------------------
13. GB       81        79       124       118       159       149       217       195
-----------------------------------------------------------------------------------------
14. T        80        78       123       117       157       147       213       191
-----------------------------------------------------------------------------------------
15. E500     75        74       108       102       131       121       157       134
-----------------------------------------------------------------------------------------
16. SC       77        75       113       107       139       129       174       151
-----------------------------------------------------------------------------------------
17. CAT      86        84       141       135       187       178       279       259
-----------------------------------------------------------------------------------------
18. VC       78        77       117       111       147       137       191       169
-----------------------------------------------------------------------------------------
19. VG       79        77       119       113       150       140       199       177
-----------------------------------------------------------------------------------------
20. WWG      79        78       120       115       152       142       203       181
-----------------------------------------------------------------------------------------
21. P        81        79       124       118       158       148       216       194
-----------------------------------------------------------------------------------------
22. MG       82        80       128       123       166       156       233       212

--------------------------------------------------------------------------------

                                 Account Q

If you do not withdraw account value or if you annuitize, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                1 year              3 years             5 years            10 years
          ------------------- ------------------- ------------------- -------------------
          Standard Breakpoint Standard Breakpoint Standard Breakpoint Standard Breakpoint
-----------------------------------------------------------------------------------------
 1. AG       18        16        57        51        98        88       213       191
-----------------------------------------------------------------------------------------
 2. B        15        13        48        42        83        72       181       159
-----------------------------------------------------------------------------------------
 3. CA       19        17        58        51        99        89       215       193
-----------------------------------------------------------------------------------------
 4. EI       18        16        56        50        97        87       211       189
-----------------------------------------------------------------------------------------
 5. GAA      19        17        60        54       103        93       223       202
-----------------------------------------------------------------------------------------
 6. GI       14        11        43        35        74        61       163       134
-----------------------------------------------------------------------------------------
 7. I        20        18        61        54       104        94       226       204
-----------------------------------------------------------------------------------------
 8. M        14        12        45        39        78        67       170       148
-----------------------------------------------------------------------------------------
 9. MM       16        14        50        44        86        76       188       166
-----------------------------------------------------------------------------------------
10. SA       14        12        44        37        76        65       166       143
-----------------------------------------------------------------------------------------
11. SO       14        12        45        39        78        67       170       148
-----------------------------------------------------------------------------------------
12. DGI      17        15        54        48        93        82       202       180
-----------------------------------------------------------------------------------------
13. GB       19        17        58        52       100        82       217       180
-----------------------------------------------------------------------------------------
14. T        18        16        57        51        98        88       213       191
-----------------------------------------------------------------------------------------
15. E500     13        11        41        35        71        61       157       134
-----------------------------------------------------------------------------------------
16. SC       15        13        46        40        79        69       174       151
-----------------------------------------------------------------------------------------
17. CAT      25        23        76        70       131       121       279       259
-----------------------------------------------------------------------------------------
18. VC       16        14        51        45        88        77       191       169
-----------------------------------------------------------------------------------------
19. VG       17        15        53        47        91        81       199       177
-----------------------------------------------------------------------------------------
20. WWG      18        15        54        48        93        83       203       181
-----------------------------------------------------------------------------------------
21. P        19        17        58        52       100        89       216       194
-----------------------------------------------------------------------------------------
22. MG       20        18        63        57       108        97       233       212

--------------------------------------------------------------------------------

We provide these examples, to help you understand the direct and indirect costs and expenses of the contract.

For more information, see Charges and other deductions in this Prospectus and in the Prospectuses for the funds and series. Premium taxes may also apply, although they do not appear in the examples. We also reserve the right to impose a charge on transfers between subaccounts and to and from the fixed account, currently, there is no charge. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

                                 Account Q

Summary

What kind of contract is this? It is a group annuity contract between the contractowner and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This Prospectus describes the variable side of the contract. See The Contracts.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. See Variable annuity account.

What are the contract's investment choices? Based upon instructions, the VAA applies contributions to buy shares in one or more of the funds or series:
Aggressive Growth, Bond, Capital Appreciation, Equity-Income, Global Asset Allocation, Growth and Income, International, Managed, Money Market, Social Awareness, Special Opportunities, Delaware Growth & Income (formerly known as Decatur Total Return), Global Bond, Trend, Equity 500 Index, Small Cap Index, Capital Asset, VIP II Contrafund, VIP Growth, Worldwide Growth, Partners, and MidCap Growth.

In turn, each fund or series holds a portfolio of securities consistent with its investment policy. See Investments of the variable annuity accounts Description of the fund and series.

Who invests my money? The investment advisor for the Lincoln funds is Lincoln Investment Management, Inc. (Lincoln Investment), Fort Wayne, Indiana. The investment advisor for the Trend Series and Decatur Total Return Series is Delaware Management Company, Inc. (Delaware Management), and the investment manager of the Global Bond Series is Delaware International Advisers Ltd., an affiliate of Delaware Management, Philadelphia, Pennsylvania. Each is an indirect subsidiary of Lincoln National Corporation (LNC), and registered as an investment advisor with the SEC. The investment advisor for the Equity 500 Index Fund and the Small Cap Index Fund is Bankers Trust Company, New York, New York. The investment advisor for the Capital Asset Fund is BAMCO, Inc., New York, New York. The investment advisor for the Aspen Worldwide Growth Fund is Janus Capital Corp., Denver, Colorado. The investment advisor for the AMT Partners and AMT Mid-Cap Growth Fund is Neuberger Berman Management, Inc., New York, New York. The investment advisor for the Variable Insurance Products Fund
(VIP) and Variable Insurance Products Fund (VIP II) is Fidelity Management & Research Company, Boston, Massachusetts. See Investments of the variable annuity account and Investment advisors.

How does the contract work? If we approve the application, we will send the contractowner a contract. When participants make contributions during the accumulation phase, they buy accumulation units. If the participant decides to receive retirement income payments, we convert accumulation units into annuity units. Retirement income payments will be based on the number of annuity units received and the value of each annuity unit on payout days. See The contracts and other deductions.

What charges do I pay under the contract? If you withdraw account value, you pay a surrender charge from 0% to 6%, depending upon how many contract years the participant has been in the contract. We may waive the surrender charge in certain situations. See charges and other deductions--surrender charge.

Under allocated contracts, we charge an annual contract fee of $25 per participant or contractowner account.

We will deduct any applicable premium tax from contributions or account value at the time the tax is incurred or at another time we choose.

We apply an annual charge totaling 1.002% to the daily net asset value of the VAA. Contracts issued for plans meeting certain eligibility requirements will generally impose a lower (breakpoint) annual charge of .75%. See Charges and other deductions.

Each fund and series pays a management fee based on its average daily net asset value. See Investments of the variable annuity account--Investment advisor. Each fund and series also has additional operating expenses. These are described in the Prospectuses for the funds or series.

What contributions are necessary and how often? Contributions by or on behalf of participants are payable to us at a frequency and in an amount selected in the application. There are limits on the total amount of purchase payments in any one year. See The contracts--contributions.

How will annuity payouts be calculated? If a participant decides to annuitize, they select an annuity option and start receiving retirement income payments from the contract as a fixed option or variable option or a combination of both. See Annuity payouts--annuity options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' or series' portfolios.

What happens if a participant dies before annuitizing? Depending upon the plan, the beneficiary may receive a death benefit and have options as to how the death benefit is paid. See The contracts--Death benefit before the annuity commencement date.

May participants transfer account value between subaccounts and between the fixed side of the contract? Yes, subject to certain limits, which may include limits under the terms of the plan. See The contracts--Transfers between subaccounts on or before the annuity commencement date.

May a contractowner or participant withdraw account value? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. (Participants may only withdraw account value during their accumulation

                                 Account Q

period.) See Withdrawals. The contractowner must also approve certain participant withdrawals. Certain charges may apply. See Charges and other deductions. A portion of withdrawal proceeds may be taxable. In addition, a 10% Internal Revenue Service (IRS) tax penalty may apply to distributions before age 59 1/2. A withdrawal also may be subject to 20% withholding. See Federal tax matters.

Do participants get a free look at their certificate? Under a Section 403(b) plan and certain non-qualified plans, you can cancel a certificate within ten days (in some states longer) of the date you receive the certificate. You must give notice to our home office. See Return privilege.

                                   Account Q

Condensed financial information for the VAA

Accumulation unit values

The following information relating to accumulation unit values and number of accumulation units for the period ended December 31, 1998 comes from the VAA's financial statements. It should be read in conjunction with the VAA's financial statements and notes which are all included in the SAI. The beginning unit valuation date for both the standard and break point contract is June 1, 1998.

                                                            1998     1998
                                                            Standard Breakpoint
-------------------------------------------------------------------------------
Aggressive Growth subaccount
Accumulation unit value
 . Beginning of period                                         1.739     1.739
 . End of period                                               1.567     1.569
Number of accumulation units
 . End of period                                               1,150   554,132
-------------------------------------------------------------------------------
Bond subaccount Accumulation unit value
 . Beginning of period                                         4.776     4.776
 . End of period                                               5.023     5.032
Number of accumulation units
 . End of period                                                 419   282,581
-------------------------------------------------------------------------------
Capital Appreciation subaccount Accumulation unit value
 . Beginning of period                                         2.119     2.119
 . End of period                                               2.573     2.577
Number of accumulation units
 . End of period                                                 944   555,070
-------------------------------------------------------------------------------
Equity-Income subaccount Accumulation unit value
 . Beginning of period                                         2.356     2.356
 . End of period                                               2.399     2.403
Number of accumulation units
 . End of period                                                 849   776,501
-------------------------------------------------------------------------------
Global Asset Allocation subaccount Accumulation unit value
 . Beginning of period                                         2.938     2.938
 . End of period                                               3.056     3.061
Number of accumulation units
 . End of period                                                 681   140,127
-------------------------------------------------------------------------------
Growth and Income subaccount Accumulation unit value
 . Beginning of period                                        10.522    10.522
 . End of period                                              11.496    11.515
Number of accumulation units
 . End of period                                                 190   600,110
-------------------------------------------------------------------------------
International subaccount Accumulation unit value
 . Beginning of period                                         1.799     1.799
 . End of period                                               1.773     1.776
Number of accumulation units
 . End of period                                               1,112   685,392

--------------------------------------------------------------------------------

                                                          1998     1998
                                                          Standard Breakpoint
-----------------------------------------------------------------------------
Managed subaccount Accumulation unit value
 . Beginning of period                                      5.004      5.004
 . End of period                                            5.260      5.269
Number of accumulation units
 . End of period                                              400    220,384
-----------------------------------------------------------------------------
Money Market subaccount Accumulation unit value
 . Beginning of period                                      2.460      2.460
 . End of period                                            2.516      2.521
Number of accumulation units
 . End of period                                              813    846,660
-----------------------------------------------------------------------------
Social Awareness subaccount Accumulation unit value
 . Beginning of period                                      5.471      5.471
 . End of period                                            5.875      5.883
Number of accumulation units
 . End of period                                              366    824,493
-----------------------------------------------------------------------------
Special Opportunities Subaccount Accumulation unit value
 . Beginning of period                                      8.943      8.943
 . End of period                                            8.721      8.733
Number of accumulation units
 . End of period                                              224    108,908
-----------------------------------------------------------------------------
Trend Subaccount
Accumulation unit value
 . Beginning of period                                      1.220      1.220
 . End of period                                            1.368      1.370
Number of accumulation units
 . End of period                                            1,639    627,886
-----------------------------------------------------------------------------
Delaware Growth & Income Subaccount
(formerly Decatur Total Return) Accumulation unit value
 . Beginning of period                                      1.596      1.596
 . End of period                                            1.611      1.613
Number of accumulation units
 . End of period                                            1,253    198,730
-----------------------------------------------------------------------------
Global Bond Subaccount
Accumulation unit value
 . Beginning of period                                      1.125      1.125
 . End of period                                            1.184      1.186
Number of accumulation units
 . End of period                                            1,778     10,017

--------------------------------------------------------------------------------

Note: The Equity 500 Index, Small Cap Index, Capital Asset, VIP II Contrafund, VIP Growth, Aspen Worldwide Growth, AMT Partners, and AMT Mid-Cap Growth subaccounts are effective May 1, 1999, and do not have historical accumulation unit information.

Additional information for the Money Market subaccount:

Seven-day yield: 3.15% Standard, 3.38% Breakpoint; Length of base period-7 days; Date of last day of base period: December 31, 1998.

Investment results

At times the VAA may advertise the Money Market subaccount's yield. The yield refers to the income generated by an investment in the subaccount over a seven-day period. This income is then annualized. The process of annualizing results when the amount of

                                   Account Q
income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The yield figure is based on historical earnings and is not intended to indicate future performance.

The VAA advertises the annual performance of the subaccounts for the funds and series on both a standardized and nonstandardized basis.

The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year, and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all contractowner accounts.

The nonstandardized calculation compares changes in accumulation unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in accumulation unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.

For additional information about performance calculations, please refer to the SAI.

Financial statements

The financial statements of the VAA and the statutory-basis financial statements of Lincoln Life are located in the SAI. You may obtain a free copy by writing Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801 or calling 1-800-4LINCOLN (454-6265).

Lincoln National Life Insurance Co.

Lincoln Life was founded in 1905 and is organized under Indiana law. We are one of the largest stock life insurance companies in the United States. We are owned by Lincoln National Corp. (LNC) which is also organized under Indiana law. LNC's primary businesses are insurance and financial services.

Variable annuity account (VAA)

On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. The VAA satisfies the definition of separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds and series. Contractowners or participants, as applicable, assume the full investment risk for all amounts placed in the VAA.

Fixed side of the contract

Contributions allocated to the fixed side of the contract become part of Lincoln Life's general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, Lincoln Life has not registered interests in the general account as a security under the Securities Act of 1933 and has not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. Lincoln Life has been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Contributions allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3.0%. Contributions allocated to the fixed side of the contract are credited with interest beginning on the next calendar day following the date of receipt if all data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE IN LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS AND PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

                                   Account Q

Investments of the variable annuity account

Contractowners of unallocated contracts and participants under allocated contracts decide the subaccount(s) to which contributions are allocated. There is a separate subaccount which corresponds to each fund and series. Contractowners or participants, as applicable, may change allocations without penalty or charges. Shares of the funds and series will be sold at net asset value (See the Appendix to the Prospectuses for the funds or series for an explanation of net asset value) to the VAA in order to fund the contracts. The funds and series are required to redeem their shares at net asset value upon our request. We reserve the right to add, delete or substitute funds and series.

Investment advisors

Lincoln Investment (owned by LNC) is the advisor for each of the Lincoln funds and is primarily responsible for the investment decisions affecting the funds. The services it provides are explained in the Prospectuses of the funds. Under an advisory agreement with each fund, Lincoln Investment provides portfolio management and investment advice to that fund, subject to the supervision of the fund's Board of Directors.

Additionally, Lincoln Investment currently has six sub-advisory agreements in which the sub-advisor may perform some or substantially all of the investment advisory services required by those respective funds.

No additional compensation from the assets of those funds will be assessed as a result of the sub-advisory agreements.

Following is a chart that shows the fund names and the advisors and sub-advisors for each of the funds or series:

Advisor                                Subadvisor                           Fund/Series
Lincoln Investment Mgmt                Putnam Investment Management, Inc.   LN Aggressive Growth
------------------------------------------------------------------------------------------------------------
Lincoln Investment Mgmt                Putnam Investment Management, Inc.   LN Global Asset Allocation
------------------------------------------------------------------------------------------------------------
Lincoln Investment Mgmt                Janus Capital Corp.                  LN Capital Appreciation
------------------------------------------------------------------------------------------------------------
Lincoln Investment Mgmt                Delaware International Advisers Ltd. LN International
------------------------------------------------------------------------------------------------------------
Lincoln Investment Mgmt                N/A                                  LN Money Market
------------------------------------------------------------------------------------------------------------
Lincoln Investment Mgmt                N/A                                  LN Bond
------------------------------------------------------------------------------------------------------------
Lincoln Investment Mgmt                Fidelity Management Trust Co.        LN Equity-Income
------------------------------------------------------------------------------------------------------------
Lincoln Investment Mgmt                Vantage Investment Advisors          LN Growth and Income
------------------------------------------------------------------------------------------------------------
Lincoln Investment Mgmt                Vantage Investment Advisors          LN Social Awareness
------------------------------------------------------------------------------------------------------------
Lincoln Investment Mgmt                Vantage Investment Advisors          LN Special Opportunities
------------------------------------------------------------------------------------------------------------
Lincoln Investment Mgmt                Vantage Investment Advisors          LN Managed Fund (equity portion)
------------------------------------------------------------------------------------------------------------
Delaware Management Co., Inc.          N/A                                  Delaware Group Premium Fund
                                                                             Trend Series
                                                                             Growth & Income Series
------------------------------------------------------------------------------------------------------------
Delaware International Advisers, Ltd.  N/A                                  Delaware Group Premium Fund
                                                                             Global Bond Series
------------------------------------------------------------------------------------------------------------
Bankers Trust Company                  N/A                                  BT Equity 500 Index
------------------------------------------------------------------------------------------------------------
Bankers Trust Company                  N/A                                  BT Small Cap Index
------------------------------------------------------------------------------------------------------------
BAMCO, Inc.                            N/A                                  Baron Capital Asset
------------------------------------------------------------------------------------------------------------
Fidelity Investments                   N/A                                  VIP II Contrafund
------------------------------------------------------------------------------------------------------------
Fidelity Investments                   N/A                                  VIP Growth
------------------------------------------------------------------------------------------------------------
Janus Capital Corp.                    N/A                                  Aspen Worldwide Growth
------------------------------------------------------------------------------------------------------------
Neuberger Berman Mgmt, Inc.            Neuberger Berman, LLC                AMT Partners
------------------------------------------------------------------------------------------------------------
Neuberger Berman Mgmt, Inc.            Neuberger Berman, LLC                AMT Mid-Cap Growth
------------------------------------------------------------------------------------------------------------

Note: "N/A" denotes no subadvisor for that fund or series.

                                   Account Q

Additional information regarding the investment advisors to each of the funds may be found in the Prospectuses for the funds and series enclosed in this booklet.

Description of the Funds and Series
Certain funds and series offered as part of this contract have similar investment objectives and policies to other portfolios managed by the advisor. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the advisor. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the advisor.

Funds

Following are brief summaries of the investment objectives and policies of the funds. There is more detailed information in the current Prospectuses for the funds, which are included in this booklet.

Some funds may not be available in all states and your employer may restrict the availability of some funds.

All of the funds with the exception of the Lincoln National Special Opportunities Fund are diversified, open-end management investment companies. Diversified means not owning too great a percentage of the securities of any one company. An open-end company is one which, in this case, permits Lincoln Life to sell its shares back to the fund or series when you make a withdrawal, surrender the contract or transfer from one fund to another. Management investment company is the legal term for a mutual fund. The Special Opportunities Fund is open-end, but is non-diversified. Non-diversified means the fund may own a larger percentage of the securities of particular companies than will a diversified company. These definitions are very general. The precise legal definitions for these terms are contained in the 1940 Act. Please be advised that there is no assurance that any of the funds or series will achieve its stated objectives.

1. Aggressive Growth Fund -- The investment objective is to maximize capital appreciation. The fund invests in stocks of smaller, lesser-known companies which have a chance to grow significantly in a short time.

2. Bond Fund -- The investment objective is maximum current income consistent with prudent investment strategy. The fund invests primarily in medium-and long-term corporate and government bonds.

 3. Capital Appreciation Fund -- The investment objective is long-term growth of capital in a manner consistent with preservation of capital. The fund primarily buys stocks in a large number of companies of all sizes if the companies are competing well and if their products or services are in high demand. It may also buy some money market securities and bonds, including junk (high-risk) bonds.

 4. Equity-Income Fund -- The investment objective is to achieve reasonable income by investing primarily in income-producing equity securities. The fund invests mostly in high-income stocks and some high-yielding bonds (including junk bonds).

 5. Global Asset Allocation Fund -- The investment objective is long-term total return consistent with preservation of capital. The fund allocates its assets among several categories of equity and fixed-income securities, both of U.S. and foreign issuers.

 6. Growth and Income Fund -- The investment objective is long-term capital appreciation. The fund buys stocks of established companies.

 7. International Fund -- The investment objective is long-term capital appreciation. The fund trades in securities issued outside the United States--mostly stocks, with an occasional bond or money market security.

 8. Managed Fund -- The investment objective is maximum long-term total return (capital gains plus income) consistent with prudent investment strategy. The fund invests in a mix of stocks, bonds, and money market securities, as determined by an investment committee.

 9. Money Market Fund -- The investment objective is maximum current income consistent with the preservation of capital. The fund invests in short-term obligations issued by U.S. corporations; the U.S. Government; and federally-chartered banks and U.S. branches of foreign banks.

10. Social Awareness Fund -- The investment objective is long-term capital appreciation. The fund buys stocks of established companies which adhere to certain specific social criteria.

11. Special Opportunities Fund -- The investment objective is maximum capital appreciation. The fund primarily invests in mid-size companies whose stocks have significant growth potential. Current income is a secondary consideration.

12. Equity 500 Index Fund -- The investment objective is to replicate as closely as possible the performance of the Standard & Poor's 500 Composite Stock Price Index before the deduction of Fund expenses.

13. Small Cap Index Fund -- The investment objective is to replicate as closely as possible (before the deduction of expenses) the total return of the Russell 2000 Small Stock Index (the "Russell 2000"), an index consisting of

                                   Account Q

  approximately 2,000 small-capitalization common stocks.

14. Capital Asset Fund -- The investment objective is to purchase stocks, judged by the advisor, to have the potential of increasing their value at least 50% over two subsequent years, although that goal may not be achieved.

15. VIP II Contrafund Fund -- The investment objective is capital appreciation by investing primarily in securities of common companies whose value the advisor believes is not fully recognized by the public.

16. VIP Growth Fund -- The investment objective is to achieve capital appreciation. The Portfolio normally purchases common stock.

17. Aspen Worldwide Growth Fund -- The investment objective is long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of foreign and domestic issuers and may at times invest in fewer than five countries or even a single country. Janus Capital Corporation serves as the Fund's investment advisor.

18. AMT Partners Fund -- The investment objective is capital growth through an investment approach that is designed to increase capital with reasonable risk. It invests mainly in common stocks of mid-to large-capitalization companies, using the value-oriented investment approach.

19. AMT Mid-Cap Growth Fund -- The investment objective is growth of capital through an investment approach that is designed to increase capital with reasonable risk. It invests mainly in common stocks of mid-to large-capitalization companies.

Series
Following are brief summaries of the investment objectives and policies of the three series being offered by Delaware Group Premium Fund, Inc. More detailed information may be obtained from the current prospectus for those series, which is included in this booklet. Please be advised that there is no assurance that any of the series will achieve its stated objectives.

1. Delaware Growth & Income (formerly known as Decatur Total Return) -- The investment objective is the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. This series has the same objective and investment disciplines as the Delaware Growth & Income Fund, Inc., a separate Delaware Group fund, in that it invests generally, but not exclusively, in common stocks and income-producing securities convertible into common stocks, consistent with the series' objective.

2. Trend -- The investment objective is long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. This series has the same objective and investment disciplines as Delaware Group Trend Fund, Inc., a separate Delaware Group fund.

3. Global Bond -- The investment objective is current income consistent with preservation of principal by investing primarily in fixed income securities that may also provide the potential for capital appreciation. This series is a global fund. As such, at least 65% of the series' assets will be invested in fixed income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. This series has the same objective and investment disciplines as the Global Bond Series of Delaware Group Global & International Funds, Inc., a separate Delaware Group fund.

Shares of the funds and series may be sold to Lincoln Life for investment of the assets of the VAA and of Lincoln National Variable Annuity Account C, for variable annuity contracts, and of Lincoln Life Flexible Premium Variable Life Account K, for variable life insurance contracts. Shares of some, but not all, of the funds may also be sold to Lincoln Life for investment of the assets of Lincoln Life Flexible Premium Variable Life Accounts D and G, also to fund variable life insurance contracts. Shares of funds other than the Lincoln funds may be sold to separate accounts of insurers not affiliated with Lincoln Life for variable annuity or variable life insurance contracts, or to qualified plans. In addition, shares of the Delaware Group Premium Fund, Inc. are sold to separate accounts of life insurance companies other than Lincoln Life. See Other information. Shares of the funds and series are not sold directly to the general public.

The funds may engage in mixed and shared funding. Due to differences in redemption rates or tax treatment, or other considerations, the interests of various contractowners participating in a fund could conflict. The funds' Directors or Trustees will monitor for the existence of any material conflicts, and determine what actions, if any, should be taken. See the Prospectuses for the funds.

                                   Account Q

We will purchase shares of the funds and series at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds and series to pay annuity payouts, death benefits, withdrawal proceeds or for purposes described in the contract. If contractowners or participants desire to transfer all or part of their investment from one subaccount to another, we may redeem shares held in the first and purchase shares for the other subaccount.

Please note: as of the date of this Prospectus, all funds and series are not available in all states. Please contact your investment dealer for current information. Some plans limit the funds and series available to participants.

Investment objectives, policies and restrictions
All of the investment objectives of the funds and series are fundamental which means that no changes may be made without the affirmative vote of a majority of the outstanding voting securities of each respective fund or series. The extent to which the particular investment policies, practices or restrictions for each fund or series are fundamental or nonfundamental depends on the particular fund or series. If they are nonfundamental, they may be changed by the Board of Directors of the funds or series without shareholder approval.

Contractowners and participants are urged to consult the Prospectuses in this booklet and SAIs for each individual fund or series for additional information regarding the fundamental and non-fundamental policies, practices and restrictions of each of the funds and series.

Reinvestment of dividends and capital gain distributions

All dividends and capital gain distributions of the funds and series are automatically reinvested in shares of the distributing funds and series at their net asset value on the date of distribution. Dividends are not paid out to contractowners or participants as additional units, but are reflected in changes in unit values.

Addition, deletion or substitution of investments
We reserve the right, within the law, to make additions, deletions and substitutions for the funds and series held by the VAA. (We may substitute shares of another series or of other funds for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of a fund and series should no longer be available, or if investment in any fund's and series' shares should become inappropriate, in the judgment of our management, for the purposes for the contract.) We cannot substitute shares of one fund for another without approval by the SEC. We will also notify you.

Charges and other deductions

Deductions from contributions
There are no front-end deductions for sales charges made from purchase payments. However, we will deduct premium taxes, when applicable.

Contract fee

We will deduct $25 per account maintained on behalf of a participant or contractowner from account value on the last valuation date of each participant year to compensate us for the administrative services provided; this $25 contract fee will also be deducted from account value upon total or partial withdrawals of all account value by a contractowner or participant. Administrative services include processing applications; issuing contracts and certificates; processing purchase and redemptions of fund shares; maintaining records; administering annuity payouts; providing accounting, valuation, regulatory and reporting services.

Surrender charge

A surrender charge is imposed in the event of a total or partial withdrawal of account value before the annuity commencement date. The surrender charge associated with withdrawals is paid to us to compensate us for the loss we experience on contract distribution costs when there are withdrawals before distribution costs have been recovered. Charges are the same for all withdrawals except that, partial withdrawals of up to a cumulative percentage limit of 20% of (i) the account value attributable to an unallocated group contract or (ii) the account value attributable to a participant or the contractowner in an allocated group contract, as applicable, made in any contract year are not subject to a surrender charge. (To determine the 20% limit, all partial withdrawals during the contract year, including the withdrawal amount being requested, are added together, and the sum is divided by the account value at the time of the requested withdrawal.) Restrictions apply to the extent a withdrawal is requested from the fixed side of the contract. See The Contracts Discontinuance and Withdrawals. Partial withdrawals in excess of the cumulative percentage limit in any contract year are subject to the surrender charge. In addition, if a total withdrawal of all account value in the VAA is requested, then the entire amount of withdrawal is subject to the surrender charge. The surrender charge is defined in the following table:

                         Contract year
                           in which
                  Surrender/Withdrawal occurs
-------------------------------------------------------------------------------------------------------
                1-4           5             6             7             8             9             10+
surrender
 charge         6%            5%            4%            3%            2%            1%            0

                                   Account Q

There will be no surrender charge imposed on any withdrawal after a group contract has been in force for ten years.

Although the applicable surrender charge is calculated based on group contract withdrawals, and group contract years in force, any applicable charges in connection with a participant's withdrawal are generally imposed on the participant. Depending on various factors, the contractowner may elect to reimburse a participant for a surrender charge imposed in connection with a participant's withdrawal.

The surrender charge will not apply in the event of a withdrawal for one of the following reasons: (1) to make a payment due to the participant's death, disability, retirement or termination of employment, excluding termination of employment due to plan termination, plant shutdown, or any other program instituted by the participant's employer which would reduce the work force by more than 20%; (2) to make a payment for a participant hardship situation as allowed by the plan; (3) to make a payment pursuant to a qualified domestic relations order; or (4) to purchase an annuity option as permitted under the contract.

Additional information
Participants in the Texas Optional Retirement Program should refer to Restrictions under the Texas Optional Retirement Program, later in this Prospectus booklet.

The charges associated with total and partial withdrawals are paid to us to compensate us for the cost of distributing the contracts. As required by the National Association of Securities Dealers, Inc., in no event will the aggregate surrender charge under a contract exceed 8.5% of total contributions.

Deductions from the VAA for assumption of mortality and expense risks
We deduct from the VAA an amount, computed daily, which is no higher than an effective annual rate of 1.002% or .75% of the daily net asset value, to compensate us for our assumption of certain risks described below. This equates to a daily factor no higher than .000027590 or .000020625, respectively. This maximum level of mortality and expense risk charge is guaranteed not to increase.

Contracts eligible for the lower, or "breakpoint," mortality and expense risk charge are those contracts which, at the time of issue, have account value equal to or in excess of $5 million, or under which annual contributions are anticipated to be equal to or in excess of $500,000, as determined in our sole discretion. Certain contracts which are purchased with the surrender proceeds of an existing group variable annuity contract are not eligible for the breakpoint mortality and expense risk charge.

Contracts which, after issue and at the end of a calendar quarter, have account value equal to or in excess of $5 million will be eligible for the lower mortality and expense risk charge. The lower mortality and expense risk charge will be implemented on the calendar quarter-end valuation date following the end of the calendar quarter in which the contract became eligible for the lower charge.

Our assumption of mortality risks guarantees that the annuity payouts made will not be affected by annuitants receiving annuity payouts live longer than we assumed when we calculated our guaranteed rates. We assume this mortality risk through guaranteed annuity rates incorporated into the contract which we cannot change. We also assume the risk that the charges for administrative expenses, which we cannot change, will be insufficient to cover actual administrative costs.

If the mortality and expense risk charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.

Special Arrangements

The surrender charge, annual mortality and expense risk charge, account charge, loan set-up fee, and loan rate of interest may be reduced or eliminated for any particular contract. In addition, the interest rate declared on the fixed account may be enhanced for certain contracts. Such reductions, eliminations or enhancements may be available where Lincoln Life's administrative and/or distribution costs or expenses are anticipated to be lower due to, for example, the terms of the contract, the duration or stability of the plan or contract; economies due to the size of the plan, the number or certain characteristics of participants, or the amount or frequency of contributions anticipated; or other support provided by the contractowner or the plan. In addition, the group contractowner or the plan may pay the account charge on behalf of the participants under a contract. Lincoln Life will enhance the fixed interest crediting rate and reduce or eliminate fees, charges, or rates in accordance with Lincoln Life's eligibility criteria in effect at the time a contract is issued, or in certain cases, after a contract has been held for a period of time. Lincoln Life may from time to time modify both the amounts of reductions or enhancements and the criteria for qualification. Reductions, enhancements, or waivers will not be unfairly discriminatory against any person, including participants under other contracts issued through the VAA.

Fees, charges and rates under the contracts, including charges for premium taxes; loan rates of interest; and the availability of certain free withdrawals, may be subject to variation based on state insurance regulation.

                                   Account Q
The contractowner and participant should read the contract carefully to determine whether any variations apply in the state in which the contract is issued. The exact amount for all fees, charges and rates applicable to a particular contract will be stated in that contract.

Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from account value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation, or by judicial action. These premium taxes will generally depend upon the law of your state of residence. The tax ranges from 0.5% to 4.0%.

Other charges and deductions

There are deductions from and expenses paid out of the assets of the funds and the series that are described later in this booklet and in the funds' Prospectuses and in the Prospectus for the series respectively.

The contracts

Purchase of contracts
A prospective contractowner wishing to purchase a contract must apply for it through one of our authorized sales representatives. The completed application is sent to us and we decide whether to accept or reject it. Once the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to the contractowner through its sales representative. See Distribution of the contracts.

Upon a completed application and all other information necessary for processing a purchase order are received, an initial contribution will be priced no later than two business days after we receive the order.

If we receive contribution amounts without allocation instructions, we will notify the contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in the Lincoln National Money Market Fund.

We will transfer account value in the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two valuation dates of receipt of such form, and allocate all future contributions in accordance with these percentages until such time as we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund the contributions in the pending allocation account, together with earnings thereon (unless applicable ERISA requirements preclude return of earnings), for which no properly completed instructions have been received within 105 days of the date of receipt of the initial contribution.

The account charge will not apply to the pending allocation account. Participants may not allocate contributions to, make transfers to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the contract.

Who can invest
In order to purchase a group contract, the plan on whose behalf the contract will be held must be one of the qualified plans for which the contracts are designed. Also, depending on state law requirements, a minimum of ten participants may be required to be participating in the plan. Lincoln Life may impose additional eligibility requirements; any such additional eligibility requirements will be applied in a nondiscriminatory manner.

Contributions
Contributions are payable to us at a frequency and in an amount selected in the application. Contributions in any one contract year which exceed twice the amount of contributions made in the first contract year may be made only with our permission. If contributions stop, the contract will remain in force as a paid-up contract. Payments may be resumed at any time until the group contract or certificate, as applicable, terminates.

Valuation date
Accumulation and annuity units will be valued once daily as of the close of trading (currently 4:00 p.m., New York time) on each day that the NYSE is open for trading (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of contributions

Contributions are placed into the VAA's subaccounts, each of which invests in shares of its corresponding fund or series, according to contractowners or participants instructions. Contributions may be allocated to a maximum of ten subaccounts, or to a maximum of nine subaccounts and the fixed account.

Upon allocation to the appropriate subaccount, contributions are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount of each contribution allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the contribution is received at the contribution if received before the end of the valuation date (usually 4:00 p.m. New York time). If the contribution is received at or after that time, we will use the accumulation unit value computed on the next valuation date. The number of

                                   Account Q
accumulation units determined in this way shall not be changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the investments perform, but also upon the related expenses of the VAA and the underlying funds and series.

Valuation of accumulation units
Contributions allocated to the variable account are converted into accumulation units. This is done by dividing each contribution by the value of an accumulation unit for the valuation period during which the contribution is allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of fund or series shares held in the subaccount is calculated by multiplying the number of fund or series shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund or series at the end of the valuation period, and adding any dividend or other distribution of the fund or series if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these such liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result of 2. is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the mortality and expense risk charge for the number of calendar days in the valuation period.

Transfers on or before the annuity commencement date
The contractowner (under an unallocated group contract) or participant or contractowner (under an allocated group contract) may transfer all or a portion of account value from one subaccount to another. A transfer involves the redemption of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values as of the valuation date immediately following receipt of the transfer request.

Transfers between subaccounts are restricted to once every 30 days. We reserve the right to further limit the number of transfers.

A transfer may be made by writing to the home office or, if a Telephone Exchange Authorization form (available from us) is on file with us, by a toll-free telephone call. In order to prevent unauthorized or fraudulent telephone transfers, we may require a contractowner or participant, as applicable, to provide certain identifying information before we will act upon their instructions. We may also assign the contractowner or participant, as applicable, a Personal Identification Number (PIN) to serve as identification. We will not be liable for following telephone instructions we reasonably believe are genuine. Telephone transfer requests may be recorded and written confirmation of all transfer requests will be mailed to the contractowner or participant, as applicable, on the next valuation date.

Telephone transfers will be processed on the valuation date that they are received when they are received at our customer service center before the end of the valuation date (usually 4:00 p.m. New York time).

The contractowner (under an unallocated group contract) or participant or contractowner (under an allocated group contract) may also transfer all or any part of the account value from the subaccount(s) to the fixed account. Under an allocated contract, a participant may transfer account value from the fixed side to the various subaccount(s), provided that the sum of the transfers and withdrawals of account value in the fixed side transferred is limited to 20% of the account value in the fixed side in any 365 day period. Under an unallocated contract, a group contractowner may transfer account value from the fixed side to the various subaccount(s), provided that the sum of the transfers and withdrawals of account value in the fixed side transferred is limited to 20% of account value in the fixed side in any 365 day period. In the alternative, a scheduled transfer (or withdrawal) of value in the fixed side may be requested over a five year period, according to the following schedule:

                    Percentage eligible for transfer
 Transaction dates  (or withdrawal)
 ------------------ ---------------------------------------------------
 Initial date       20% of the value in the fixed account on such date
 First anniversary  20% of the value in the fixed account on such date
 Second anniversary 25% of the value in the fixed account on such date
 Third anniversary  33% of the value in the fixed account on such date
 Fourth anniversary 50% of the value in the fixed account on such date
 Fifth anniversary  100% of the value in the fixed account on such date

The initial amount of the transfer or withdrawal will be reduced by the amount of any transfer or withdrawal from the fixed side during the preceding 365 day period.

                                   Account Q

A contractowner or participant thinking about a transfer of account value should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.

There is no charge for a transfer. However, we reserve the right to impose a charge in the future for any transfers.

Transfers after the annuity commencement date
Contractowners or participants, may transfer all or a portion of the investment in one subaccount to another subaccount or to the fixed side of the contract. Those transfers will be limited to three times per contract year. However, after the annuity commencement date, no transfers are allowed from the fixed side of the contract to the subaccounts.

Death benefit before the annuity commencement date
If a participant under an allocated contract issued in connection with a
Section 403(b) plan that is not subject to ERISA dies before the annuity commencement date, a death benefit will be paid to the participant's designated beneficiary equal to the participant's account value less any outstanding loan balance. (No surrender charge or account charge is deducted from the death benefit.) The death benefit will be determined at the end of the valuation period during which both due proof of death and election of a form of benefit have been received by Lincoln Life.

The participant may designate a beneficiary during the life of the participant and change the beneficiary by filing a written request with the home office. Each change of beneficiary revokes any previous designation. Unless otherwise provided in the beneficiary designation, if no beneficiary survives the participant, the death benefit will be paid in one sum to the participant's estate.

All death benefit payments will be subject to the laws and regulations governing death benefits. In addition, no payment of death benefit provided upon the death of the participant will be allowed that does not satisfy the requirements of Section 401(a)(9) of the tax code.

The death benefit may be paid in a lump sum or under a settlement option then available. If a lump sum settlement is elected, the proceeds will generally be paid within seven days of approval by us of the claim. This payment may be postponed as permitted by the 1940 Act.

An additional option is available if a lump sum settlement is requested and the amount of the settlement is $10,000 or more. A SecureLine(C) account can be established in the name of the beneficiary for that amount. SecureLine(C) is an account established in the name of the beneficiary and maintained in Lincoln Life's general account. State Street Bank and Trust Company of Boston, MA administers check writing privileges for the SecureLine(C) account. SecureLine(C) accounts, like all amounts maintained in Lincoln Life's general account, are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, and the SecureLine(C) account is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other investment agency. Once the account is established, only the beneficiary can authorize checks drawn on the account.

Discontinuance and withdrawals
Discontinuance. A group contractowner may discontinue a group contract at any time by giving written notice to Lincoln Life. The contract will be deemed discontinued on the later of the valuation date the contractowner specifies or the valuation date on which we receive the written notice.

Lincoln Life may also give a group contractowner written notice that the group contract will be discontinued by Lincoln Life if the plan does not qualify for special tax treatment under Section 401, 403, 408, 414 or 457 of the tax. Lincoln Life will give the group contractowner at least 15 days advance written notice in which to cure any remediable defaults before discontinuing the group contract.

With respect to an allocated group contract, if the contract is discontinued due to the contractowner's request, participants will be given written notice. As of the date the contract is discontinued, no additional contributions will be accepted. However, transfers, withdrawals, and loans will continue to be permitted, in accordance with the terms of the contract.

Subject to applicable regulatory requirements, if an allocated group contract is discontinued due to not qualifying for special tax treatment under Section 401, 403, 408, 414, or 457 of the tax code, the account value will be paid to the contractowner or participant, subject to the charges and restrictions applicable to a withdrawal of the entire account value. Participants will be given written notice.

Subject to applicable regulatory requirements, if an unallocated group contract is discontinued, the account value will be paid to the contractowner, subject to the charges and restrictions applicable to a withdrawal of the entire account value.

In the event that Lincoln Life ceases to offer the contracts to new purchasers, we may also determine to deactivate a group contract by prohibiting additional contributions and/or the addition of new participants under the contract. Contractowners will be given at least 90 days' notice of deactivation of the contract.

Some contracts provide that the account value in the fixed side of the contract may be paid in a lump sum subject to a market value adjustment. This option is

                                   Account Q

available under allocated group contracts if the contract is discontinued and the contract is subject to ERISA. It is also available within unallocated group contracts if 100% of the account value is requested. If this option is selected, the account value in the fixed side of the contract will be paid in a lump sum equal to the market value factor times the account value in the fixed side reduced by the sum of the surrender charges and the account charge times the number of participants. The market value factor is the lessor of
1.00 or the ratio of:

                              Current Bond Price
                                  -----------

                          Par Value of that Bond

The Current Bond Price will be calculated at the time of contract discontinuance and will be equal to the price of a bond: 1) issued with a maturity of 6.5 years; 2) bearing interest at the weighted average of the declared interest rates in effect as of the discontinuance date; and 3) calculated to yield the Merrill Lynch Baa Intermediate Industrial Average for the week in which the notice of discontinuance is received. The amount payable will never be less than the principal in the fixed side of contract accumulated at an effective annual interest rate of 3.00%.

Withdrawals. Withdrawals of account value under the contract for any one of the following reasons ("benefit responsive withdrawals") may be made at any time and in any amount, and are not subject to a surrender charge: (i) to make a payment due to the participant's death, disability, retirement, or termination of employment, excluding termination of employment due to plan termination, plant shutdown, or any other program instituted by the participant's employer which would reduce the work force by more than 20%;
(ii) to make a payment for a participant hardship situation as permitted by the plan; (iii) to make a payment pursuant to a Qualified Domestic Relations Order (QDRO); or (iv) to purchase an annuity option under the contract.

Withdrawals of account value that are not benefit responsive withdrawals are generally subject to a surrender charge in accordance with the terms of the contract. See Charges and other deductions. Such withdrawals are also subject to certain additional conditions, as follows:
 . Partial withdrawals of up to a cumulative percentage limit of 20% of the account value attributable to an unallocated group contract, or a participant or contractowner under an allocated group contract, may be made in each contract year without imposition of a surrender charge. (To determine the 20% limit, all partial withdrawals during the contract year, including the withdrawal amount being requested, are added together, and the sum is divided by the account value at the time of the requested withdrawal.) Partial withdrawals in excess of the cumulative percentage limit in any contract year are subject to the surrender charge. In addition, if a complete withdrawal of all account value in the VAA is requested, then the entire amount of such withdrawal is subject to the surrender charge. In the event that a withdrawal of the entire account value allocated to both the VAA and the side is requested, then the account charge will also be deducted from account value prior to payment.
 . Withdrawals of account value from the fixed side of the contract may be requested as either periodic elective withdrawals or systematic withdrawals. In any 365 day period, a periodic elective withdrawal of up to 20% of account value per contractowner or per participant, as applicable, from the fixed side may be made. The cumulative percentage limit of 20% is the sum of all periodic elective transfers and withdrawals from the fixed side during the preceding 364-day period plus the amount of the requested withdrawal, divided by the then-current account value in the fixed side. Periodic elective withdrawals (or transfers) from the fixed side in excess of this cumulative percentage limit will not be permitted.
  In addition, a systematic withdrawal of the entire account value in the fixed side over a five-year period may be elected as follows:

 Transaction date     Percentage eligible for payment
 -------------------- -------------------------------------------
 Initial payment date 20% of value in fixed side as of such date
 First anniversary    20% of value in fixed side as of such date
 Second anniversary   25% of value in fixed side as of such date
 Third anniversary    33% of value in fixed side as of such date
 Fourth anniversary   50% of value in fixed side as of such date
 Fifth anniversary    100% of value in fixed side as of such date

The initial payment of a systematic withdrawal will be reduced by the amount of any periodic elective withdrawals (or transfers) from the fixed side during the immediately preceding 365 day period. Neither a contractowner nor a participant can make periodic elective withdrawals (or transfers) from the fixed side while a systematic withdrawal (or transfer) election is effective, or for one calendar year after the systematic withdrawal (or transfer) election has been rescinded. In addition, while the systematic withdrawal (or transfer) election is in effect, a participant cannot allocate contributions to the fixed side.

General. All withdrawal requests must be submitted to us in writing, and, unless the contract has been issued in connection with a Section 403(b) plan not subject to the Employee Retirement Income Security Act of 1974,

                                   Account Q

as amended (ERISA), must be authorized by the group contractowner. In a 403(b) plan that is not subject to ERISA the participant may submit the withdrawal request.

Special restrictions on withdrawals apply if the contract is purchased as part of a retirement plan of a public school system or Section 501(c)(3) organization under Section 403(b) of the tax. In order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a Section 403(b) contract of post-1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the annuitant attains age (a) 59 1/2, (b) separates from service, (c) dies, (d) becomes totally and permanently disabled and/or (e) experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn). Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction.

Any withdrawal after an annuity commencement date depends upon the annuity option selected.

The account value available upon withdrawal is determined at the end of the valuation period during which the written request for withdrawal is received at the home office. Withdrawal payments from the VAA will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act.

Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed side in the same proportion that the amount withdrawn bears to the total account value.

As discussed above, there are charges associated with withdrawal of account value during the first ten contract years. See Charges and other deductions-- surrender charge. You may specify that the charges be deducted from the amount you request withdrawn or from the remaining account value. If you specify that the charges be deducted from the remaining account value, the amount of the total withdrawal will be increased according to a formula for calculating the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with that withdrawal will also increase.

The tax consequences of withdrawals are discussed later in this booklet. See Federal tax matters.

The contract will terminate when there is no account value remaining. See the contract for more information.


Loans

With respect to an allocated group contract, a participant under a plan that permits loans may apply for a loan under the contract prior to such participant's annuity commencement date. A participant must complete a loan application and assign account value in the fixed side equal to the loan amount as security for the loan. If the account value in the fixed side is less than the loan amount, we will transfer account value from the VAA to the fixed side, from either the subaccounts specified by the participant or on a pro rata basis from all subaccounts. For purposes of applying transfer and withdrawal restrictions from the fixed side of the contract, any amount allocated to the fixed side of the contract as security for a loan will be included in the calculation of account value in the fixed side of the contract. However, neither withdrawals nor transfers from the fixed side of the contract are allowed to the extent that such a withdrawal or transfer would cause the value in the fixed side to be less than any outstanding loan. The minimum loan amount is $1,000. A participant may borrow up to the lesser of 50% of the account value or $50,000 on all outstanding loans to the participant under all plans. However, for plans not subject to ERISA, if 50% of the total account value is less than $10,000, the participant may borrow the lesser of $10,000 or 100% of the account value. A participant may have only one contract loan with us at any one time. Also, if the participant has taken a loan during the preceding twelve month period, the $50,000 maximum loan limit is reduced by the excess of the highest outstanding balance of loans during the preceding twelve month period over the outstanding current loan balance.

The loan interest rate is adjustable, which means it may change from time to time. The initial annual loan rate of interest, which we declare quarterly, will generally be the Moody's Corporate Bond Yield monthly average for the calendar month two months prior to the first day of each calendar quarter, rounded down to the next .25%. At the beginning of each calendar quarter, we will compare each loan's interest rate to the then current declared interest rate. If the then current declared interest rate is less than the loan's interest rate by .50% or more, the loan's interest rate will be decreased to equal the then current declared interest rate. The loan's interest rate will remain unchanged if the then current declared interest rate differs from the loan's interest rate by less than .50%. The loan rate for an existing loan may decrease, but it will never increase. During the time that the loan is outstanding, the amount of the loan principal pledged as security for the loan will earn interest at an annual rate of at least 3.00%, as specified in the contract. Loan payments of principal and interest must be paid in level amortized payments, either monthly or quarterly. The loan must be repaid within 5 years unless it is being used to purchase a principal residence for the participant in which case the loan must be repaid within 20 years or less.

The amounts and terms of a participant loan may be subject to the restrictions imposed under Section 72(p)

                                   Account Q
of the tax code, Title I of ERISA, and any applicable plan. Under certain contracts, a one-time fee of up to $35 may be charged to set up a loan. Please see your contract for more information about loans, including interest rates and applicable fees and charges. This provision is not available in an unallocated group contract.

Please note: as of the date of this Prospectus, not all states have approved the loan provisions outlined above. Therefore, your contract may contain loan provisions with the following differences: 1) the loan interest rate for new loans is determined monthly (not quarterly); 2) the loan interest rate for existing loans is adjusted on the anniversary of the loan (not at the beginning of each quarter); and 3) the loan interest rate for existing loans may increase or decrease (not just decrease). See the contract for more information.

Delay of payments

Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (except weekends and holidays); (ii) times when the market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contractowners.

Reinvestment privilege
Contractowners and participants may elect to make a reinvestment purchase with any part of the proceeds of a withdrawal, and we will recredit the withdrawal charges previously deducted. This election must be made within 30 days of the date of the withdrawal, and the repurchase must be of a contract covered by this Prospectus. In the case of a qualified contract, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this Prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the home office. No one may utilize the reinvestment privilege more than once. For tax reporting purposes, we will treat a withdrawal and a subsequent reinvestment purchase as separate transactions. Consult a tax advisor before requesting a withdrawal or subsequent reinvestment purchase.

Amendment of contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers.

Commissions

The maximum commission which could be paid to dealers is 9% on the total contributions received during the first contract year and 5.25% on each contribution in renewal contract years (or an equivalent schedule).

Ownership

Contractowners have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners, participants and their designated beneficiaries. The assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Contracts used for qualified plans may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult a tax advisor about the tax consequences of an assignment.

Contractowner and participant questions
The obligations to purchasers under the contracts are those of Lincoln Life. Your questions and concerns should be directed to us at 1-800-4LINCOLN (454-6265).

Annuity payouts

The contract provides that all or part of the account value may be used to purchase an annuity. Optional forms of annuity payouts are available, each of which is payable on a variable basis, a fixed basis or a combination of both. We may choose to make other annuity options available in the future.

Depending on the terms of the plan, the group contractowner or the participant may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.

Annuity options
Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the annuitant would receive no payouts if death occurs before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

                                   Account Q

Annuity
Life Income with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner on behalf of participants in an unallocated contract or the participant in an allocated contract.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner or the participant, as applicable.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable annuity payouts) equal to the excess, if any, of: (a) the total amount applied under this option divided by the annuity unit value for the date payouts begin, divided by (b) the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death. The value of the number of annuity units is computed on the date the death claim is approved for payment by the home office.

General information

Under the options listed above, you may not make withdrawals. Other options may be made available by us. Options are only available to the extent they are consistent with the requirements of the contract and Section 401(a)(9) of the tax code, if applicable. The mortality and expense risk charge will be assessed on all variable annuity payouts, including options that do not have a life contingency and therefore no mortality risk.

Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to the beneficiary as payouts become due.

Variable annuity payouts
Variable annuity payouts will be determined using:

1. The account value on the annuity commencement date;

2. The annuity tables contained in the contract;

3. The annuity option selected; and

4. The investment performance of the fund(s) or series selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each month thereafter.

We assume an investment return of 5% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying fund(s) and series perform, relative to the 5% assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payout will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payouts will decrease. There is a more complete explanation of this calculation in the SAI.

Federal tax matters

Introduction

The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect the contractowner, participant and contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with the contract. As a result, contractowner and participant should always consult a tax adviser about the application of tax rules to their individual situation.

Taxation of nonqualified annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or a section 403(b) plan.

Tax deferral on earnings
The Federal income tax law generally does not tax any increase in the contract value until contractowner or participant receives a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 . An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 . The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

                                   Account Q
 . The right to choose particular investments for a contract must be limited.
 . The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts not owned by an individual
If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the contributions for the contract. Examples of contracts where the owner pays current tax on the contract's earnings are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.

Investments in the VAA must be diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, participant could be required to pay tax currently on the excess of the contract value over the contract contributions. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions
Federal income tax law limits contractowner's and participant's rights to choose particular investments for the contract. Because the I.R.S. has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, contractowner and/or participant would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the I.R.S. in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without contractowner's or participant's consent to try to prevent the tax law from considering them as the owner of the assets of the VAA.

Age at which annuity payouts begin
Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's contributions and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, contractowner and/or participant would be currently taxable on the excess of the contract value over the contributions of the contract.

Tax treatment of payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that the contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in the contract value until there is a distribution from the contract.

Taxation of withdrawals and surrenders
Contractowner and/or participant will pay tax on withdrawals to the extent their contract value exceeds contributions in the contract. This income (and all other income from the contract) is considered ordinary income. A higher rate of tax is paid on ordinary income than on capital gains. Contractowner and/or participant will pay tax on a surrender to the extent the amount received exceeds contributions. In certain circumstances contributions are reduced by amounts received from the contract that were not included in income.

Taxation of annuity payouts
The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of contributions in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount of the contributions in the contract has been received, the amount not received generally will be deductible.

Taxation of death benefits
We may distribute amounts from the contract because of the death of a contractowner or a participant. The tax treatment of these amounts depends on whether participant or the annuitant dies before or after the annuity commencement date.
 . Death prior to the annuity commencement date--
  . If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
  . If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

                                   Account Q
 . Death after the annuity commencement date--
  . If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the contributions not yet distributed from the contract. All annuity payouts in excess of the contributions not previously received are includible in income.
  . If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of contributions not previously received.

Penalty taxes payable on withdrawals, surrenders, or annuity payouts
The tax code may impose a 10% penalty tax on any distribution from the contract which contractowner and/or participant must include in gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 . participant receives on or after they reach age 59 1/2, . participant receives because they became disabled (as defined in the tax law),
 . a beneficiary receives on or after participant's death, or . participant receives as a series of substantially equal periodic payments for their life (or life expectancy).

Special rules if you own more than one annuity contract
In certain circumstances, we must combine some or all of the nonqualified annuity contracts participant owns in order to determine the amount of an annuity payout, a surrender, or a withdrawal that participant must include in income. For example, if contractowner and/or participant purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that participant must include in income and the amount that might be subject to the penalty tax described above.

Loans and assignments
Except for certain qualified contracts, the tax code treats any amount received as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) any portion of participant's contract value, as a withdrawal of such amount or portion.

Gifting a contract
If contractowner and participant transfer ownership of the contract to a person other than participant's spouse (or to participant's former spouse incident to divorce), and receive a payment less than the contract's value, participant will pay tax on their contract value to the extent it exceeds contractowner's and participant's contributions not previously received. The new owner's contributions in the contract would then be increased to reflect the amount included in contractowner's and/or participant's income.

Loss of interest deduction
After June 8, 1997 if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses. This disallowance does not apply if you pay tax on the annual increase in the contract value. Entities that are considering purchasing a contract, or entities that will benefit from someone else's ownership of a contract, should consult a tax advisor.

Qualified retirement plans
We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with different types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax advisor.

Types of qualified contracts and terms of contracts
Currently, we issue contracts in connection with the following types of qualified plans:
 . Individual Retirement Accounts and Annuities ("Traditional IRAs")
 . Roth IRAs
 . Simplified Employee Pensions ("SEPs")
 . Savings Incentive Matched Plan for Employees ("SIMPLE 401(k) plans")
 . Public school system and tax-exempt organization annuity plans ("403(b)
  plans)
 . Qualified corporate employee pension and profit-sharing plans ("401(a)
  plans") and qualified annuity plans ("403(a) plans")
 . Self-employed individual plans ("H.R. 10 plans" or "Keogh Plans")
 . Deferred compensation plans of state and local governments and tax-exempt organizations ("457 plans").

We may issue a contract for use with other types of qualified plans in the future.

                                   Account Q

We will amend contracts to be used with a qualified plan as generally necessary to conform to tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Tax treatment of qualified contracts
The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 . Federal tax rules limit the amount of contributions that can be made, and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 . Under most qualified plans, e.g., 403(b) plans and Traditional IRAs, the participant must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 1/2. However, these "minimum distribution rules" do not apply to a Roth IRA.
 . Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, and the manner of repayment. Your contract or plan may not permit loans.

Tax treatment of payments
Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include contributions that were deductible or excludible from income. Thus, under many qualified contracts the total amount received is included in income since a deduction or exclusion from income was taken for contributions. There are exceptions. For example, participant does not include amounts received from a Roth IRA in income if certain conditions are satisfied.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on the amount received from the qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract purchased. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 . received on or after the participant reaches age 59 1/2, . received on or after the participant's death or because of the participant's disability (as defined in the tax law),
 . received as a series of substantially equal periodic payments for the participant's life (or life expectancy), or . received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and direct rollovers
In many circumstances, money may be moved between qualified contracts and qualified plans by means of a rollover or a transfer. Special rules apply to such rollovers and transfers. If the applicable rules are not followed, participant may suffer adverse Federal income tax consequences, including paying taxes which might not otherwise have had to be pay. A qualified advisor should always be consulted before contractowner or participant move or attempt to move funds between any qualified plan or contract and another qualified plan or contract.

The direct rollover rules apply to certain payments (called "eligible rollover distributions") from section 401(a) plans, section 403(a) or (b) plans, HR 10 plans, and contracts used in connection with these types of plans. (The direct rollover rules do not apply to distributions from IRAs or section 457 plans). The direct rollover rules require that we withhold Federal income tax equal to 20% of the eligible rollover distribution from the distribution amount, unless participant elects to have the amount directly transferred to certain qualified plans or contracts.
Before we send a rollover distribution, we will provide the participant with a notice explaining these requirements and how the 20% withholding can be avoided by electing a direct rollover.

Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the participant notifies us at or before

                                   Account Q
the time of the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give the participant an explanation of the withholding requirements.

Tax status of Lincoln Life
Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the VAA. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the VAA. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

Changes in the law
The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Voting rights

As required by law, we will vote the fund shares held in the VAA at meetings of shareholders of the funds. The voting will be done according to the instructions of participants that have interests in any subaccounts which invest in the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which the participant has the right to cast will be determined by applying the participant's percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Shares held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will furnish participants with a voting interest in a subaccount with proxy voting materials, reports, and voting instruction forms. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Sale of Shares of the Fund.

Distribution of the contracts

We are the distributor and principal underwriter of the contracts. They will be sold by our registered representatives who have been licensed by state insurance departments. The contracts will also be sold by independent broker-dealers who have been licensed by state insurance departments to represent us and who have selling agreements with us. We are registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and are a member of the National Association of Securities Dealers (NASD). Lincoln Life will offer contracts in all states where it is licensed to do business.

Return privilege

With respect to a participant under an allocated group contract, within the free-look period after you first receive the certificate, you may cancel it for any reason by delivering or mailing it postage prepaid, to the home office at P.O. Box 2340, 1300 South Clinton Street, Fort Wayne, Indiana, 46801. A certificate canceled under this provision will be void. With respect to the fixed side of a contract, we will return contributions. With respect to the VAA, except as explained in the following paragraph, we will return the account value as of the date of receipt of the cancellation, plus any account charge and any premium taxes which had been deducted. No surrender charge will be assessed. A participant who allocates contributions to the VAA is subject to the risk of a market loss during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the contribution(s).

State regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least once every five years.

                                   Account Q

Restrictions under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:

1. Termination of employment in all institutions of higher education as defined in Texas law;

2.  Retirement; or

3.  Death.

Accordingly, participants in the ORP will be required to obtain a certificate of termination from their employer(s) before accounts can be redeemed.

Records and reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We will mail to you, at your last known address of record at the home office, at least semiannually after the first contract year, reports containing information required by the 1940 Act or any other applicable law or regulation. We have entered into an agreement with the Delaware Service Company, Inc. Co., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA.

Other information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933, as amended, for the contracts being offered by this Prospectus. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this Prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

Other segregated investment accounts of ours registered under the 1940 Act are authorized to invest assets in the funds and series. We are not the sole shareholder of the funds or series. Collectively, the VAA and the variable life accounts may be referred to in this booklet and in the SAI as the variable accounts.

Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases where assets from variable life and variable annuity separate accounts are invested in the same fund or funds or series (i.e., where mixed funding occurs), the Boards of Directors of the funds or series involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund or series with another investment, that fund or series may have to liquidate securities on a disadvantageous basis. Refer to the Prospectus for each fund and for the series for more information about mixed funding.

In the future, we may purchase shares in the funds and series for one or more unregistered segregated investment accounts.

Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (except weekends and holidays); (ii) times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contract owners.

Advertisements/sales literature
In marketing the contracts, we and our various sales representatives may refer to certain ratings assigned to us under the Rating System of the A.M. Best Co., Oldwick, New Jersey. The objective of Best's Rating System is to evaluate the various factors affecting the overall performance of an insurance company in order to provide Best's opinion about that company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of the insurance company. In marketing the contracts and the underlying funds and series, we may at times use data published by other nationally-known independent statistical services. These service organizations provide relative measures of such factors as an insurer's claim-paying ability, the features of particular contracts, and the comparative investment performance of the funds and series with other portfolios having similar objectives. A few such services are: Duff & Phelps, the Lipper Group, Moody's, Morningstar, Standard and Poor's and VARDS. There is more information about each of these services under Advertising and sales literature in the SAI. Marketing materials may employ illustrations of compound interest and dollar-cost averaging; discuss automatic withdrawal services; describe our customer base, assets, and our relative size in the industry. They may also discuss other features of Lincoln Life, the VAA, the funds, the series and their investment management.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.

                                   Account Q

Preparing for Year 2000


Many existing computer programs use only two digits in the date field to identify the year. If left uncorrected these programs, which were designed and developed without considering the impact of the upcoming change in the century, could fail to operate or could produce erroneous results when processing dates after December 31, 1999. For example, for a bond with a stated maturity date of July 1, 2000, a computer program could read and store the maturity date as July 1, 1900. This problem is known by many names, such as the "Year 2000 Problem", "Y2K", and the "Millenium Bug".

The Year 2000 Problem affects virtually all computer programs worldwide. It can cause a computer system to suddenly stop operating. It can also result in a computer corrupting vital company records, and the problem could go undetected for a long time. For our products, if left unchecked it could cause such problems as purchase payment collection and deposit errors; claim payment difficulties; accounting errors; erroneous unit values; and difficulties or delays in processing transfers, surrenders and withdrawals. In a worst case scenario, this could result in a material disruption to the operations both of Lincoln Life and of Delaware Service Company, Inc. (Delaware), the provider of the accounting and valuation services for the VAA.

However, both companies are wholly owned by Lincoln National Corporation (LNC), which has had Year 2000 processes in place since 1996. LNC projects aggregate expenditures in excess of $92 million for its Y2K efforts through the year 2000. Both Lincoln Life and Delaware have dedicated Year 2000 teams and steering committees that are answerable to their counterparts in LNC.

In light of the potential problems discussed above, Lincoln Life, as part of its Year 2000 updating process, has assumed responsibility for correcting all high-priority Information Technology (IT) systems which service the VAA. Delaware is responsible for updating all its high-priority IT systems to support these vital services. The Year 2000 effort, for both IT and non-IT systems, is organized into four phases:

 . awareness-raising and inventory of all assets (including third-party agent and vendor relationships)

 . assessment and high-level planning and strategy

 . remediation of affected systems and equipment; and

 . testing to verify Year 2000 readiness.

Both companies are currently on schedule to have their high-priority IT systems remediated and tested to demonstrate readiness by June 30, 1999. During the third and fourth quarters of 1999 additional testing of the environment will continue. Both companies are currently on schedule and have their high-priority non-IT systems (elevators, heating and ventilation, security systems, etc.) remediated and tested by October 31, 1999.

The work on Year 2000 issues has not suffered significant delays; however, some uncertainty remains. Specific factors that give rise to this uncertainty include (but are certainly not limited to) a possible loss of technical resources to perform the work; failure to identify all susceptible systems; and non-compliance by third parties whose systems and operations impact Lincoln Life. In a report dated February 26, 1999, entitled, Investigating the Impact of the Year 2000 Technology Problem, S. Prt. 106-10, the U.S. Senate Special Committee on the Year 2000 Technology Problem expressed its concern that
"Financial services firms....are particularly vulnerable to....the risk that a material customer or business partner will fail, as a result of the computer problems, to meet its obligations."

One important source of uncertainty is the extent to which the key trading partners of Lincoln Life and of Delaware will be successful in their own remediation and testing efforts. Lincoln Life and Delaware have been monitoring the progress of their trading partners; however, the efforts of these partners are beyond our control.

Lincoln Life and Delaware expect to have completed their necessary remediation and testing efforts prior to December 31, 1999. However, given the nature and complexity of the problem, there can be no guarantee by either company that there will not be significant computer problems after December 31, 1999.

Legal proceedings

Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these suits will not have a material adverse effect on the financial position of Lincoln Life.

Lincoln Life is presently defending three lawsuits in which Plaintiffs seek to represent national classes of policyholders in connection with alleged fraud, breach of contract and other claims relating to the sale of interest-sensitive universal and participating whole life insurance policies. As of the date of this prospectus, the courts have not certified a class in any of the suits. Plaintiffs seek unspecified damages and penalties for themselves and on behalf of the putative class. Although the relief sought in these cases is substantial, the cases are in the preliminary stages of litigation, and it is premature to make assessments about potential loss, if any. Management is defending these suits vigorously. The amount of liability, if any, which may ultimately arise as a result of these suits cannot be reasonably determined at this time.

                                   Account Q

Statement of Additional Information table of contents for Variable Annuity Account Q

Item
----------------------------------------------------
General information and history of Lincoln Life
Special terms
Services
Purchase of securities being offered
Calculation of performance data
Annuity payouts

Item
---------------------------------------------------------
Federal tax matters
Determination of accumulation and annuity unit value
Advertising and sales literature
Financial statements
Performance data

                                   Account Q
Lincoln Life
Variable Annuity Account Q (VAA) (Registrant)

Lincoln National
Life Insurance Company (Depositor)

Statement of Additional Information (SAI)

This SAI should be read in conjunction with the Prospectus of the VAA dated May 1, 1999. You may obtain a copy of the VAA Prospectus on request and without charge. Please write Lincoln National Life Insurance Co., P.O. Box 9740, Portland, ME 04104 or call 1-800-341-0441.

Table of contents

                                          Page
----------------------------------------------
General information and history
of Lincoln Life                            B-2
----------------------------------------------
Special terms                              B-2
----------------------------------------------
Services                                   B-2
----------------------------------------------
Purchase of securities being offered       B-2
----------------------------------------------
Calculation of performance data            B-2
----------------------------------------------
Annuity payouts                            B-3
----------------------------------------------

                                          Page
----------------------------------------------
Federal tax matters                        B-4
----------------------------------------------
Determination of accumulation and
  annuity unit value                       B-6
----------------------------------------------
Advertising and sales literature           B-6
----------------------------------------------
Financial statements                       B-9
----------------------------------------------
Performance data/Appendix A               B-10
----------------------------------------------

This SAI is not a Prospectus.

The date of this SAI is May 1, 1999.

                                   Account Q
General information
and history of Lincoln National Life
Insurance Co. (Lincoln Life)

The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana stock insurance corporation, engaged primarily in the direct insurance of life and health insurance contracts and annuities, and is also a professional reinsurer. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company domiciled in Indiana.

Special terms

The special terms used in this SAI are the ones defined in the Prospectus. They are italicized to make this document more understandable.

Services

Independent auditors

The financial statements of the VAA and the statutory-basis financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports also appearing elsewhere in this document and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included in this document in reliance on their reports given on their authority as experts in accounting and auditing.

Keeper of records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by Lincoln Life. No separate charge against the assets of the VAA is made by Lincoln Life for this service. We have entered into an agreement with Delaware Management Co., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA.

Principal underwriter

Lincoln Life is the principal underwriter for the group variable annuity contracts. We may not offer a contract continuously or in every state. Lincoln Life retains no underwriting commissions from the sale of the group variable annuity contracts.

Purchase of securities being offered

The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling Lincoln Life products; through independent insurance brokers; and through certain securities broker/dealers selected by Lincoln Life whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the Prospectus under the section Charges and other deductions, the contract and/or the surrender charges may be waived.

There are exchange privileges between subaccounts, and between the VAA and Lincoln Life's General Account (See Transfers of accumulation units between subaccounts in the Prospectus.) No exchanges are permitted between the VAA and other separate accounts.

Lincoln Life has contracted with some broker/dealers, and may contract with others, to sell the group variable annuity contracts through certain legally authorized persons and organizations. These dealers are compensated under a standard Compensation Schedule.


Calculation of performance data

a. Money market fund subaccount:

    The yield that will be reported in this SAI and in the table of condensed financial information in the Prospectus will be determined by calculating the change in unit value for the base period (the 7-day period ended December 31); then dividing this figure by the account value at the beginning of the period; then annualizing this result by the factor of 365/7. This yield includes all deductions charged to the participants, and excludes any realized gains and losses from the sale of securities. The yield for the 7 day period ending December 31, 1998, was: 3.15% Standard and 3.38% Breakpoint.

                                   Account Q
b. Other subaccounts:
  1. Total return -- Total return will show, for the various subaccounts of the VAA, an average annual total return as of the stated periods, based upon a hypothetical initial purchase payment of $1,000, calculated according to the formula set forth below.

                               June 1, 1998
Total return for Life of            to
Subaccount:                  December 31, 1998
----------------------------------------------
Growth and Income                   0.26
Bond                               -0.04
Money Market                       -3.70
Special Opportunities             -11.12
Managed                            -2.47
Social Awareness                   -2.18
Global Asset Allocation            -3.32
International                      -8.78
Equity-Income                      -5.79
Aggressive Growth                 -20.98
Capital Appreciation               10.09
Trend Series                        1.05
Decatur Total Return Series        -6.04
Global Bond Series                 -0.73

The Average annual total return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula --

P (1 + T)n = ERV
Where: P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question n = number of years
ERV = redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional portion thereof)

The formula assumes that: 1) all recurring fees have been charged to participant accounts; 2) all applicable nonrecurring charges are deducted at the end of the period in question; and 3) there will be a complete redemption at the end of the period in question. The performance figures shown relate to the contract form containing the highest level of charges.

2. Nonstandardized performance data
The VAA advertises the performance of its various subaccounts by observing how they perform over various time periods--monthly, year-to-date, yearly (fiscal year); and over periods of three years and more. Monthly, year-to-date and yearly performance are computed on a cumulative basis; performance for a three-year period and for greater periods is computed both on a cumulative and on an annualized basis.

Cumulative quotations are arrived at by calculating the change in the accumulation unit value between the first and last day of the base period being measured, and expressing the difference as a percentage of the unit value at the beginning of the base period. The calculation reflects the mortality and expense risk fees under the contracts and the management fees and other expenses of the fund and series. The calculation does not include the CDSC or the account charge, which, if included, would decrease the performance.

Annualized quotations are arrived at by applying a formula which determines the level rate of return which, if earned over the entire base period, would produce the cumulative return.

For information regarding the historical performance of the funds and series adjusted for the contract and VAA fees and expenses, see Appendix A.

Annuity payouts

Variable annuity payouts
Variable annuity payouts will be determined on the basis of: (1) the value of the contract on the annuity commencement date; (2) the annuity tables contained in the contract; (3) the type of annuity option selected; and (4) the investment performance of the eligible fund(s) selected. In order to determine the amount of variable annuity payouts, Lincoln Life makes the following calculation: first, it determines the dollar amount of the first payout; second, it credits the annuitant with a fixed number of annuity units based on the amount of the first payout; and third, it calculates the value of the annuity units each period thereafter. These steps are explained below.

The dollar amount of the first variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium

                                   Account Q
taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This date will become the date on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 "a' Individual Annuity Mortality Tables, with an assumed investment return at the rate of 5% per annum. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of contract value under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The 5% interest rate stated above is the measuring point for subsequent annuity payouts. If the actual Net Investment Rate (annualized) exceeds 5%, the payment will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 5%, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

Lincoln Life may use sex distinct annuity tables in contracts that are not associated with employer sponsored plans where not prohibited by law.

At an annuity commencement date, the annuitant is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying eligible funds. The amount of the second and subsequent annuity payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days before the date that payment is due.

The value of each subaccount annuity unit was arbitrarily established. The annuity unit value for each subaccount at the end of any valuation date is determined as follows:

1. The total value of fund or series shares held in the subaccount is calculated by multiplying the number of shares by the net asset value at end of valuation period plus any dividend or other distribution.

2. The liabilities of the subaccount, including daily charges and taxes, are subtracted.

3. The result is divided by the number of annuity units in the subaccount at beginning of valuation period, and adjusted by a factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days before the payout date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.

Proof of age, sex and survival
Lincoln Life may require proof of age, sex or survival of any payee upon whose age, sex or survival payouts depend.

Federal tax matters

General
The operations of the VAA form a part of, and are taxed with, the operations of Lincoln Life under the Internal Revenue Code of 1986, as amended (the code). Investment income and realized net capital gains on the assets of the VAA are reinvested and taken into account in determining the accumulation and annuity unit values. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the contract. Under existing federal income tax law, Lincoln Life believes that VAA investment income and realized net capital gains are not taxed to the extent they are retained as part of the reserves under the contracts. Accordingly, Lincoln Life does not anticipate that it will incur any federal income tax liability attributable to the VAA, and therefore it does not intend to make any provision for such taxes. However, if changes in the federal tax laws or interpretations thereof result in Lincoln Life's being taxed on income or gains attributable to the VAA, then Lincoln Life may impose a charge against the VAA in order to make provision for payment of such taxes.

Qualified plans
The rules governing the tax treatment of contributions and distributions under qualified plans, as set forth in the code and applicable rulings and regulations, are complex and subject to change. These rules also vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made herein to provide more than general information about the use of contracts with the various types of plans, based on Lincoln Life's understanding of the current federal tax laws as interpreted by the Internal Revenue Service (IRS). Purchasers of contracts for use with such a plan and plan participants and beneficiaries should consult counsel and other competent advisors as to the suitability of the plan and the contract to their specific needs, and as to applicable code limitations and tax consequences. Participants under such plans, as well as contractowners, annuitants and beneficiaries, should also be aware that the rights of any person to any benefits under such plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the contract.

Following are brief descriptions of the various types of plans and of the use of contracts in connection therewith.

                                   Account Q

Public school systems and section 501(c)(3) organizations (403(b))
Payments made to purchase annuity contracts by public school systems or certain Section 501(c)(3) organizations for their employees are excludable from the gross income of the employee to the extent that aggregate payments for the employee do not exceed the exclusion allowance provided by Section 403(b) of the code, the over-all limits for excludable contributions of
Section 415 of the code or the limit on elective contributions. Furthermore, the investment results of the fund or series credited to the account are not taxable until benefits are received either in the form of annuity payouts or in a single sum.

If an employee's individual account is surrendered, usually the full amount received would be includable in income for that year at ordinary rates.

Qualified corporate employee's pension and profit-sharing trusts and qualified annuity plans
Payments made by a corporate employer and the increments on all payments for qualified corporate plans are not taxable as income to the employee until distributed. However, the employee may be required to include these amounts in gross income before distribution if the qualified plan or trust loses its qualification. Corporate plans qualified under Sections 401(a) or 403(a) of the code are subject to extensive rules, including limitations on maximum contributions or benefits.

Distributions of amounts in excess of nondeductible employee contributions allocated to such distributions are generally taxable as ordinary income. If an employee or beneficiary receives a lump sum distribution, that is, if the employee or beneficiary receives in a single tax year the total amounts payable with respect to that employee and the benefits are paid as a result of the employee's death or separation from service or after the employee attains 59 1/2, taxable gain may be either eligible for special lump sum averaging treatment or, if the recipient was age 50 before January 1, 1986, eligible for taxation at a 20% rate to the extent the distribution reflects payouts made before January 1, 1974. For plan years beginning after December 31, 1996, tax exempt organizations (except state or local governments) may have 401(k) plans. These special tax rules are not available in all cases.

Deferred compensation plans (457 plans)
Under the code provisions, employees and independent contractors (participants) performing services for state and local governments and tax-exempt organizations may establish deferred compensation plans. Plans of state or local governments established on August 20, 1996, or later, must hold all assets and income in trust (or custodial accounts or an annuity contract) for the exclusive benefit of participants and their beneficiaries. Governmental
Section 457 plans that were in existence before August 20, 1996 are allowed until January 1, 1999 to meet this requirement. While participants in such plans may be permitted to specify the form of investment in which their plan accounts will participate, all such investments are owned by the sponsoring employer and are subject to the claims of its creditors. The amounts deferred under a plan which meet the requirements of Section 457 of the code are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary. Deferrals are taxed as compensation from the employer when they are actually or constructively received by the employee. As a general rule, the maximum amount which can be deferred in any one year is the lesser of $7,500 (as indexed) or 33 1/3% of the participant's includable compensation. However, in the limited circumstances, up to $15,000 may be deferred in each of the last three years before retirement.

Simplified employee pension plans (SEP)
An employer may make contributions on behalf of employees to a SEP as provided by Section 408(k) of the code. The contributions and distribution dates are limited by the code provisions. All distributions from the plan will be taxed as ordinary income. For tax years after 1996, salary reduction SEP's (SAR/SEP) may no longer be established. However, SAR/SEPs in existence prior to January 1, 1997 may continue to receive contributions.

Any distribution before the employee attains age 59 1/2 (except in the event of death or disability) or the failure to satisfy certain other code requirements may result in adverse tax consequences.

Savings incentive matched plan for employees (SIMPLE)
Employers with 100 or fewer employees who earned $5,000 during the proceeding year, may establish SIMPLEs. For tax years beginning after December 31, 1996, SIMPLE plans are available and may be in the form of an IRA or part of a 401(k) plan. Under a SIMPLE IRA, employees are permitted to make elective contributions to an IRA, stated as a percentage of the employees compensation, but not to exceed $6,000 annually as indexed. Such deferrals are not subject to income tax until withdrawn. Withdrawals made by an employee in the first two years of the employees participation are subject to a 25% penalty. Later withdrawals are subject to penalties applicable to IRAs. Under a SIMPLE 401(k), employee deferrals are limited to no more than $6,000 annually. Employer contributions are usually required for each type of SIMPLE.

                                   Account Q

Tax on distributions from qualified contracts
The following rules generally apply to distributions from contracts purchased in connection with the plans discussed previously, other than deferred compensation plans.

The portion, if any, of any contribution under a contract made by or on behalf of an individual which is not excluded from the employee's gross income (generally, the employee's own nondeductible contributions) constitutes the investment in the contract. If a distribution is made in the form of annuity payouts, the employee's investment in the contract (adjusted for certain refund provisions) divided by the life expectancy (or other period for which annuity payouts are expected to be made) constitutes a tax-free return of capital each year. The dollar amount of annuity payouts received in any year in excess of such return is taxable as ordinary income. All distributions will be fully taxable once the employee is deemed to have recovered the dollar amount of the investment in the contract.

If a surrender of or withdrawal from the contract is effected and distribution is made from the plan in a single payout, the proceeds may qualify for special lump sum distribution treatment under certain qualified plans, as discussed above. Otherwise, the amount by which the payment exceeds the investment in the contract (adjusted for any prior withdrawal) allocated to that payment, if any, will be taxed as ordinary income in the year of receipt. Rules generally provide that all distributions which are not received as an annuity will be taxed as a pro rata distribution of taxable and nontaxable amounts (rather than as a distribution first of nontaxable amounts).

Distributions from qualified plans, Keoghs, SEPs, 403(b) plans and IRAs will be subject to (1) a 10% penalty tax if made before age 59 1/2 unless certain other exceptions apply. Failure to meet certain minimum distribution requirements for the above plans, as well as for Section 457 plans, will result in a 50% excise tax. Various other adverse tax consequences may also be potentially applicable in certain circumstances to these types of plans.

Upon an employee's death, the taxation of benefits payable to the beneficiary generally follows these same principles, subject to a variety of special rules.

Other considerations
It should be understood that the foregoing comments about the federal tax consequences under these contracts are not exhaustive and that special rules are provided with respect to other tax situations not discussed herein. Further, the foregoing discussion does not address any applicable state, local or foreign tax laws. Finally, in recent years numerous changes have been made in the federal income tax treatment of contracts and retirement plans, which are not fully discussed above. Before an investment is made in any of the contracts, a competent tax advisor should be consulted.

Determination of accumulation and annuity unit value

A description of the days on which accumulation and annuity units will be valued is given in the Prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that in 1997 it will be closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. It may also be closed on other days.

Since the portfolios of some of the funds and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those funds and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.

Advertising and sales literature

As set forth in the Prospectus, Lincoln Life may refer to the following organizations (and others) in its marketing materials:

A.M. BEST'S RATING SYSTEM--evaluates the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

DUFF & PHELPS--insurance company claims paying ability (CPA) service provides purchasers of insurance company policies and contracts with analytical and statistical information on the solvency and liquidity of major U.S licensed insurance companies, both mutual and stock.

EAFE Index--is prepared by Morgan Stanley Capital International (MSCI). It measures performance of securities in Europe, Australia and the Far East. The index reflects the movements of world stock markets by representing the evolution of an unmanaged portfolio. The EAFE Index offers international diversification with over 1000 companies across 20 different countries.

                                   Account Q

LIPPER -- VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

MOODY'S -- insurance claims-paying rating is a system of rating insurance company's financial strength, market leadership and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

MORNINGSTAR -- is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuity contracts.

STANDARD & POOR's CORP. -- insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

STANDARD & POOR'S 500 INDEX (S&P 500) -- broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the S&P 500. The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares and publication of the index itself are services of Standard & Poor's Corp., a financial advisory, securities rating and publishing firm.

STANDARD & POOR'S INDEX (S&P 400) -- Consists of 400 domestic stocks chosen for market size, liquidity, and industry group representations.

NASDAQ-OTC Price Index -- this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

DOW JONES INDUSTRIAL AVERAGE (DJIA) -- price-weighted average of 30 actively traded blue chip stocks, primarily industrials but including American Express Co. and American Telephone and Telegraph Co. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

SALOMON BROTHERS 90-DAY TREASURY BILL INDEX -- Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill.

SALOMON BROTHERS WORLD GOVERNMENT BOND (NON US) INDEX -- A market capitalization weighted index consisting of government bond markets of the following 13 countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, and The United Kingdom.

RUSSELL 1000 INDEX -- Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 that measures 3000 of the largest US companies.

RUSSELL 2000 INDEX -- Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 that measures 3000 of the largest US companies.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- Composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Indexes are rebalanced monthly by market capitalization.

LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX -- Composed of all bonds that are investment grade (rates Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity.

LEHMAN BROTHERS GOVERNMENT INTERMEDIATE BOND INDEX -- Composed of all bonds covered by the Lehman Brothers Government Bond Index (all publicly issued, nonconvertible, domestic debt of the US government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the US government) with maturities between one and 9.99 years.

MERRILL LYNCH HIGH YIELD MASTER INDEX-- This is an index of high yield debt securities. High yield securities are those below the top four quality rating categories and are considered more risky than investment grade. Issues must be rated by Standard &

                                   Account Q

Poor's or by Moody's Investors Service as less than investment grade (i.e., BBB or Baa) but not in default (i.e. DDD1 or less). Issues must be in the form of publicly placed nonconvertible, coupon-bearing US domestic debt and must carry a term to maturity of at least one year.

MORGAN STANLEY WORLD CAPITAL INTERNATIONAL WORLD INDEX -- A market capitalization weighted index composed of companies representative of the market structure of 22 Developed Market countries in North America, Europe and the Asia/Pacific Region.

In its advertisements and other sales literature for the VAA and the eligible funds, Lincoln Life intends to illustrate the advantages of the contracts in a number of ways:

Compound interest illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the variable account over the fixed side; and the compounding effect when a client makes regular contributions to his or her account.

Internet -- An electronic communications network which may be used to provide information regarding Lincoln Life performance of the subaccounts and advertisement literature.

Dollar-cost averaging illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those subaccounts.

Automatic withdrawal service. A service provided by Lincoln Life, through which a contractowner may take any distribution allowed by code Section 401(a)(9) in the case of qualified contracts, or permitted under code Section 72 in the case of nonqualified contracts, by way of an automatically generated payment.

Earnings sweep. A service provided by Lincoln Life which allows a client to designate one of the variable subaccounts or the fixed side as a holding account, and to transfer earnings from that side to any other variable subaccount. The contractowner chooses a specific fund as the holding account. At specific intervals, account value in the holding account fund that exceeds a certain designated baseline amount is automatically transferred to another specified fund(s). The minimum account value required for the Earnings Sweep feature is $10,000.

Lincoln Life's customers. Sales literature for the VAA, the funds and series may refer to the number of employers and the number of individual annuity clients which Lincoln Life serves. As of February 28, 1997, Lincoln Life was serving over 10,000 organizations and had more than 1 million annuity clients.

Lincoln Life's assets, size. Lincoln Life may discuss its general financial condition (see, for example, the reference to A.M. Best Co., above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any subclassification of those companies, based upon recognized evaluation criteria. For example, at December 31, 1998, Lincoln Life had statutory-basis admitted assets of over $70 billion.

Sales literature may reference the Multi-Fund "Solutions" newsletter which is a newsletter distributed quarterly to clients of the VAA. The contents of the newsletter will be a commentary on general economic conditions and, on some occasions, referencing matters in connection with the Multi-Fund annuity.

Sales literature and advertisements may reference these and other similar reports from Best's or other similar publications which report on the insurance and financial services industries.

The graphs below compare accumulations attributable to contributions to conventional savings vehicles such as savings accounts at a bank or credit union, nonqualified contracts purchased with after tax contributions, and qualified contracts purchased with pre-tax contributions under tax-favored retirement programs.

The power of tax deferred growth

The hypothetical chart below compares the results of contributing $1,200 per year ($100 per month) during the time periods illustrated. Each graph assumes a 28% tax rate and an 8% fixed rate of return (before fees

                           [BAR CHART APPEARS HERE]

and charges). For tax deferred annuities (TDA), the results are based on contributing $1,666.66 ($138.88 per month) during the time periods illustrated. The additional $38.88 per month is the amount of federal taxes paid by those contributing to the conventional savings accounts or nonqualified contracts. In this example, it has been invested by the contributors to

                                   Account Q
the qualified contracts. The deduction of fees and charges is also indicated in the graph. The dotted lines represent the amount remaining after deducting any taxes due and all fees (including CDSC). See Charges and other deductions in the Prospectus for discussion of charges. Additionally, a 10% tax penalty (not included here) may apply to withdrawals before age 59 1/2.

The contributions and interest earnings on conventional savings accounts are usually taxed currently. For nonqualified contracts contributions are usually taxed currently, while earnings are not usually subject to income tax until withdrawn. However, contributions to and earnings on qualified plans are ordinarily not subject to income tax until withdrawn. Therefore, having greater amounts re-invested in a qualified or nonqualified plan increases the accumulation power of savings over time.

As you can see, a tax deferred plan can provide a much higher account value over a long period of time. Therefore, tax deferral is an important component of a retirement plan or other long-term financial goals. (The above chart is for illustrative purposes and should not be construed as representative of actual results, which may be more or less.)
Tax benefits today
When you put a portion of
your salary in a tax
deferred retirement plan,
your contributions don't
appear as taxable income on
your W-2 form at the end of
the calendar year. So while
you are contributing, you
can reduce your taxes and
increase your take-home
pay.

Here's an example: Let's
assume you are single, your
taxable income is $50,000,
and you are in the 28% tax
bracket.

                                          Traditional  Savings of
                                          savings plan pre-tax dollars
----------------------------------------------------------------------
Your income                               $50,000      $50,000
Tax-deferred savings                          -0-        2,400
Taxable income                             50,000       47,600
*Estimated federal income taxes            10,481        9,809
Income after taxes                         39,519       37,791
After-tax savings                           2,400          -0-
Remaining income after savings and taxes   37,119       37,791

With a tax-deferred plan, you have $672 more spendable income each year because you are paying less taxes currently.

*The above chart assumes a 28% marginal
federal tax rate on conventional
contributions. TDA contributions are
generally taxed as ordinary income when
withdrawn. Federal tax penalties generally apply to distributions before age 59 1/2.
For illustrative purposes only.

Financial statements

Financial statements of the
VAA and the statutory-basis
financial statements of
Lincoln Life appear on the
following pages.

                                   Appendix A
Appendix A

Historical Fund/Series Performance Adjusted for Contract and VAA Fees and Charges. Returns are provided for years before the fund and series were available investment options under the contract. Returns for those periods reflect an adjusted return as if those funds and series were available under the contract, and reflect the deduction of the two levels of mortality (Standard and Breakpoint) and expense risk charge.

TABLE 1

                          1 Year Ending        5 Years Ending      10 Years Ending     Life of Fund Ending
                          12/31/98             12/31/98            12/31/98            12/31/98
                          --------------------------------------------------------------------------------
                          standard  breakpoint standard breakpoint standard breakpoint standard breakpoint
----------------------------------------------------------------------------------------------------------
Aggressive Growth          (7.13)%    (6.90)%     N/A       N/A       N/A       N/A      8.95%     9.23%
Bond                        8.46       8.74      5.85%     6.12%     8.07%     8.35%     9.95     10.23
Capital Appreciation       36.58      36.93       N/A       N/A       N/A       N/A     20.75     21.07
Trend Series               14.87      15.16       N/A       N/A       N/A       N/A     12.46     12.76
Delaware Growth & Income
 (formerly Decatur Total
 Return)                   10.24      10.51       N/A       N/A       N/A       N/A     19.53     19.86
Global Bond Series          6.75       7.02       N/A       N/A       N/A       N/A      6.53      6.80
Equity-Income              11.61      11.89       N/A       N/A       N/A       N/A     18.84     19.16
Global Asset Allocation    12.37      12.65     12.59     12.87     11.77     12.05     10.28     10.56
Growth and Income          19.14      19.44     20.22     20.52     15.98     16.27     15.43     15.72
International              13.51      13.80      7.36      7.63       N/A       N/A      7.75      8.02
Managed                    11.59      11.88     13.22     13.51     11.72     12.00     11.16     11.44
Money Market                4.06       4.32      3.90      4.16      4.31      4.57      5.58      5.85
Social Awareness           18.70      19.00     23.79     24.10     18.88     19.18     18.05     18.35
Special Opportunities       5.73       6.00     14.71     15.00     15.56     15.85     13.57     13.86
Equity 500 Index*          27.43      27.75       N/A       N/A       N/A       N/A     22.99     23.30
Small Cap Index*           -3.16      -2.92       N/A       N/A       N/A       N/A      0.83      1.08
Capital Asset Fund*          N/A        N/A       N/A       N/A       N/A       N/A     32.17     32.25**
Contrafund*                28.65      28.97       N/A       N/A       N/A       N/A     27.40     27.72
Growth*                    38.10      38.45     20.52     20.82     18.21     18.51     16.19     16.48
Worldwide Growth*          27.64      27.96     20.10     20.41       N/A       N/A     22.79     23.10
Partners*                   3.17       3.43       N/A       N/A       N/A       N/A     18.52     18.82
MidCap Growth*             37.90      38.24       N/A       N/A       N/A       N/A     51.11     51.49

*The performance for the subaccount is hypothetical based on how the subaccount would have performed over each time frame had it been in Multi-Fund Group Variable Annuity, Account Q since its inception.

**Performance is not annualized as the age (inception date) of the fund is less than 1 year.

                                   Appendix A

Tables 2 and 3 below assume a hypothetical investment of $1,000 at the beginning of the period via each subaccount and show total return information on a calendar year basis assuming no withdrawal within the first ten contract years. The rates of return shown reflect the two levels of mortality and expense risk charge, but do not reflect the surrender charge or the pro rata deduction of the account charge.

TABLE 2

CALENDAR YEAR ANNUAL RETURN ASSUMING NO WITHDRAWAL AND NO ACCOUNT CHARGE-- STANDARD MORTALITY AND EXPENSE RISK CHARGE*

                         1989   1990   1991   1992   1993   1994   1995   1996   1997   1998
-----------------------------------------------------------------------------------------------
Aggressive Growth          N/A%   N/A%   N/A%   N/A%   N/A%   N/A% 33.42% 15.78% 21.86% (7.13)%
Bond                     12.07   5.63  16.21   6.84  11.25  (5.18) 17.96   1.29   8.15   8.46
Capital Appreciation       N/A    N/A    N/A    N/A    N/A    N/A  27.20  17.47  23.99  36.58
Trend Series               N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A  20.17  14.87
Delaware Growth &
 Income (formerly known
 as Decatur Total
 Return)                   N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A  29.72  10.24
Global Bond Series         N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A   (.13)  6.75
Equity-Income              N/A    N/A    N/A    N/A    N/A    N/A  32.87  19.57  29.29  11.61
Global Asset Allocation  16.91   (.08) 17.43   5.43  16.28  (2.82) 22.59  14.37  18.16  12.37
Growth and Income        19.75   (.05) 29.61   0.84  12.12   0.31  37.00  18.46  29.48  19.14
International              N/A    N/A    N/A  (8.93) 37.90   2.28   7.60   8.81   4.94  13.51
Managed                  15.97   2.50  20.66   2.66  10.53  (2.84) 27.97  11.32  20.46  11.59
Money Market              8.01   6.94   4.68   2.42   1.71   2.78   4.59   3.99   4.06   4.06
Social Awareness         30.18  (5.30) 36.22   2.59  12.56   (.81) 41.82  27.96  36.06  18.70
Special Opportunities    31.90  (8.42) 41.83   6.28  17.42  (2.01) 30.54  15.79  26.81   5.63

*The above calendar-year returns assume a hypothetical investment of $1,000 on January 1 of the first full calendar year that the underlying fund or series was in existence. The returns assume that the $1,000 will remain in the contract for ten contract years; thus, the standard mortality and expense risk charge is reflected, but the account charge and the surrender charges have not been deducted.

TABLE 3

CALENDAR YEAR ANNUAL RETURN ASSUMING NO WITHDRAWAL AND NO ACCOUNT CHARGE-- "BREAKPOINT" MORTALITY AND EXPENSE RISK CHARGE**

                         1989   1990   1991   1992   1993   1994   1995   1996   1997   1998
-----------------------------------------------------------------------------------------------
Aggressive Growth          N/A%   N/A%   N/A%   N/A%   N/A%   N/A% 33.76% 16.08% 22.17% (6.90)%
Bond                     12.36   5.90  16.51   7.11  11.54  (4.94) 18.26   1.55   8.43   8.74
Capital Appreciation       N/A    N/A    N/A    N/A    N/A    N/A  27.52  17.77  24.30  36.93
Trend Series               N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A  20.47  15.16
Delaware Growth &
 Income (formerly known
 as Decatur Total
 Return)                   N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A  30.05  10.51
Global Bond Series         N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A   0.13   7.02
Equity-Income              N/A    N/A    N/A    N/A    N/A    N/A  33.21  19.88  29.62  11.89
Global Asset Allocation  17.20   0.18  17.73   5.70  16.57  (2.57) 22.90  14.66  18.46  12.65
Growth and Income        20.05   0.20  29.94   1.09  12.41   0.57  37.34  18.76  29.81  19.44
International              N/A    N/A    N/A  (8.70) 38.25   2.54   7.87   9.09   5.21  13.80
Managed                  16.27   2.76  20.97   2.92  10.81  (2.60) 28.29  11.61  20.77  11.88
Money Market              8.28   7.21   4.94   2.68   1.97   3.05   4.86   4.25   4.33   4.32
Social Awareness         30.51  (5.06) 36.57   2.86  12.84   (.56) 42.18  28.28  36.41  19.00
Special Opportunities    32.23  (8.19) 42.19   6.55  17.71  (1.76) 30.88  16.08  27.13   6.00

**The above calendar-year returns assume a hypothetical investment of $1,000 on January 1 of the first full calendar year that the underlying fund or series was in existence. The returns assume that the $1,000 will remain in the contract for ten contract years; thus, the "breakpoint" mortality and expense risk charge is reflected, but the account charge and surrender charges have not been deducted.

Lincoln Life Variable Annuity Account Q

Statement of assets and liability

December 31, 1998



                                    Lincoln               Lincoln
                                    National   Lincoln    National     Delaware Delaware
                                    Aggressive National   Capital      Premium  Decatur
                                    Growth     Bond       Appreciation Trend    Total Return
                        Combined    Fund       Fund       Fund         Series   Series
--------------------------------------------------------------------------------------------
Assets
 .Investments at
  Market--Affiliated
   (Cost $22,210,173)   $24,463,676  $871,277  $1,424,078  $1,433,082  $862,713   $322,531
----------------------- -----------  --------  ----------  ----------  --------   --------
Total Assets             24,463,676   871,277   1,424,078   1,433,082   862,713    322,531
-----------------------

Liability--Payable to
 The Lincoln National
 Life Insurance Company         503        18          29          29        17          7
----------------------- -----------  --------  ----------  ----------  --------   --------
Net Assets              $24,463,173  $871,259  $1,424,049  $1,433,053  $862,696   $322,524
----------------------- ===========  ========  ==========  ==========  ========   ========
Percentage of net
 assets                     100.00%     3.56%       5.82%       5.86%     3.53%      1.32%
----------------------- ===========  ========  ==========  ==========  ========   ========
Net assets are
 represented by:
Multifund GVA with
 assets greater than
 or equal to
 $5,000,000:
 .Units in accumulation
  period                              554,132     282,581     555,070   627,886    198,730
-----------------------
 .Unit value                         $  1.569  $    5.032  $    2.577  $  1.370   $  1.613
-----------------------              --------  ----------  ----------  --------   --------
 .Value in accumulation
  period                              869,457   1,421,945   1,430,624   860,453    320,506
-----------------------              --------  ----------  ----------  --------   --------
Multifund GVA with
 assets
 less than $5,000,000:
 .Units in accumulation
  period                                1,150         419         944     1,639      1,253
-----------------------
 .Unit value                         $  1.567  $    5.023  $    2.573  $  1.368   $  1.611
-----------------------              --------  ----------  ----------  --------   --------
 .Value in accumulation
  period                                1,802       2,104       2,429     2,243      2,018
-----------------------              --------  ----------  ----------  --------   --------
Net Assets                           $871,259  $1,424,049  $1,433,053  $862,696   $322,524
-----------------------              ========  ==========  ==========  ========   ========


See accompanying notes.

                     Lincoln
          Lincoln    National   Lincoln                             Lincoln    Lincoln    Lincoln
 Delaware National   Global     National   Lincoln       Lincoln    National   National   National
 Global   Equity-    Asset      Growth and National      National   Money      Social     Special
 Bond     Income     Allocation Income     International Managed    Market     Awareness  Opportunities
 Series   Fund       Fund       Fund       Fund          Fund       Fund       Fund       Fund
-----------------------------------------------------------------------------------------------------------


 $13,984  $1,867,731  $431,027  $6,912,642  $1,218,920   $1,163,246 $2,136,262 $4,853,068   $953,115
 -------  ----------  --------  ----------  ----------   ---------- ---------- ----------   --------
  13,984   1,867,731   431,027   6,912,642   1,218,920    1,163,246  2,136,262  4,853,068    953,115

       1          37         9         141          25           24         48         99         19
 -------  ----------  --------  ----------  ----------   ---------- ---------- ----------   --------
 $13,983  $1,867,694  $431,018  $6,912,501  $1,218,895   $1,163,222 $2,136,214 $4,852,969   $953,096
 =======  ==========  ========  ==========  ==========   ========== ========== ==========   ========
   0.06%       7.63%     1.76%      28.26%       4.98%        4.75%      8.73%     19.84%      3.90%
 =======  ==========  ========  ==========  ==========   ========== ========== ==========   ========



  10,017     776,501   140,127     600,110     685,392      220,384    846,660    824,493    108,908
 $ 1.186  $    2.403  $  3.061  $   11.515  $    1.776   $    5.269 $    2.521 $    5.883   $  8.733
 -------  ----------  --------  ----------  ----------   ---------- ---------- ----------   --------
  11,878   1,865,657   428,937   6,910,316   1,216,924    1,161,120  2,134,168  4,850,822    951,145
 -------  ----------  --------  ----------  ----------   ---------- ---------- ----------   --------


   1,778         849       681         190       1,112          400        813        366        224
 $ 1.184  $    2.399  $  3.056  $   11.496  $    1.773   $    5.260 $    2.516 $    5.875   $  8.721
 -------  ----------  --------  ----------  ----------   ---------- ---------- ----------   --------
   2,105       2,037     2,081       2,185       1,971        2,102      2,046      2,147      1,951
 -------  ----------  --------  ----------  ----------   ---------- ---------- ----------   --------
 $13,983  $1,867,694  $431,018  $6,912,501  $1,218,895   $1,163,222 $2,136,214 $4,852,969   $953,096

 =======  ==========  ========  ==========  ==========   ========== ========== ==========   ========

Lincoln Life Variable Annuity Account Q

Statement of operations

Period from June 1, 1998 to December 31, 1998


                                     Lincoln              Lincoln                Delaware
                                     National   Lincoln   National     Delaware  Decatur
                                     Aggressive National  Capital      Premium   Total
                                     Growth     Bond      Appreciation Trend     Return
                         Combined    Fund       Fund      Fund         Series    Series
-----------------------------------------------------------------------------------------
Net Investment Income
 (Loss):
 . Dividends from
   investment income     $  201,064   $   --    $ 33,108    $    --    $    --   $   684
-----------------------------------------------------------
Mortality and expense
 guarantees:
-----------------------------------------------------------
 . Multifund GVA with
   assets greater than
   or equal to
   $5,000,000               (38,018)   (1,264)    (2,278)     (2,147)    (1,410)    (377)
-----------------------------------------------------------
 . Multifund GVA with
   assets less than
   $5,000,000                  (159)      (10)       (12)        (12)       (11)     (11)
-----------------------------------------------------------
                         ----------   -------   --------    --------   --------  -------
Net investment income
 (loss)                     162,887    (1,274)    30,818      (2,159)    (1,421)     296
-----------------------------------------------------------
Net realized and
 unrealized gain (loss)
 on investments:
-----------------------------------------------------------
 . Net realized gain
   (loss) on investments     (6,915)       84      4,918       4,157    (10,440)     189
-----------------------------------------------------------
 . Net change in
   unrealized
   appreciation or
   depreciation on
   investments            2,253,503    93,527    (12,199)    241,321    111,574   19,026
-----------------------------------------------------------
                         ----------   -------   --------    --------   --------  -------
Net realized and
 unrealized gain (loss)
 on investments           2,246,588    93,611     (7,281)    245,478    101,134   19,215
-----------------------------------------------------------
                         ----------   -------   --------    --------   --------  -------
Net increase in net
 assets resulting from
 operations              $2,409,475   $92,337   $ 23,537    $243,319   $ 99,713  $19,511
-----------------------------------------------------------
                         ==========   =======   ========    ========   ========  =======




See accompanying notes.

                    Lincoln    Lincoln
          Lincoln   National   National                          Lincoln   Lincoln    Lincoln
 Delaware National  Global     Growth    Lincoln       Lincoln   National  National   National
 Global   Equity-   Asset      and       National      National  Money     Social     Special
 Bond     Income    Allocation Income    International Managed   Market    Awareness  Opportunities
 Series   Fund      Fund       Fund      Fund          Fund      Fund      Fund       Fund
-------------------------------------------------------------------------------------------------------

   $184   $ 13,323   $ 2,176   $ 53,367     $ 6,451    $19,883   $32,247   $ 31,775     $  7,866


    (20)    (2,749)     (469)    (9,655)     (2,014)    (1,743)   (5,013)    (7,506)      (1,373)
    (12)       (11)      (11)       (12)        (11)       (12)      (12)       (11)         (11)
   ----   --------   -------   --------     -------    -------   -------   --------     --------
    152     10,563     1,696     43,700       4,426     18,128    27,222     24,258        6,482

    --       1,384        45      1,184      (1,125)       668       --     (10,162)       2,183

     97    113,428    29,783    798,002      60,727     59,978       --     638,794       99,445
   ----   --------   -------   --------     -------    -------   -------   --------     --------

     97    114,812    29,828    799,186      59,602     60,646       --     628,632      101,628
   ----   --------   -------   --------     -------    -------   -------   --------     --------

   $249   $125,375   $31,524   $842,886     $64,028    $78,774   $27,222   $652,890     $108,110
   ====   ========   =======   ========     =======    =======   =======   ========     ========

Lincoln Life Variable Annuity Account Q

Statement of changes in net assets

Period from June 1, 1998 to December 31, 1998



                                       Lincoln                Lincoln
                                       National   Lincoln     National     Delaware  Delaware
                                       Aggressive National    Capital      Premium   Decatur
                                       Growth     Bond        Appreciation Trend     Total Return
                          Combined     Fund       Fund        Fund         Series    Series
-------------------------------------------------------------------------------------------------
Changes From Operations:
 . Net investment income
   (loss)                 $   162,887   $ (1,274) $   30,818   $   (2,159) $ (1,421)   $    296
------------------------
 . Net realized gain
   (loss) on investments       (6,915)        84       4,918        4,157   (10,440)        189
------------------------
 . Net change in
   unrealized
   appreciation or
   depreciation on
   investments              2,253,503     93,527     (12,199)     241,321   111,574      19,026
------------------------  -----------   --------  ----------   ----------  --------    --------
Net increase in net
 assets resulting from
 operations                 2,409,475     92,337      23,537      243,319    99,713      19,511
------------------------
Change From Unit
 Transactions:
 Accumulation Units:
  . Contract purchases     23,749,544    789,562   1,533,973    1,213,563   836,066     303,722
------------------------
  . Terminated contracts   (1,695,846)   (10,640)   (133,461)     (23,829)  (73,083)       (709)
------------------------  -----------   --------  ----------   ----------  --------    --------
Net increase in net
 assets resulting from
 unit transactions         22,053,698    778,922   1,400,512    1,189,734   762,983     303,013
------------------------  -----------   --------  ----------   ----------  --------    --------
Total increase in net
 assets                    24,463,173    871,259   1,424,049    1,433,053   862,696     322,524
------------------------  -----------   --------  ----------   ----------  --------    --------
Net assets at December
 31, 1998                 $24,463,173   $871,259  $1,424,049   $1,433,053  $862,696    $322,524
------------------------  ===========   ========  ==========   ==========  ========    ========



See accompanying notes.

                      Lincoln
          Lincoln     National   Lincoln                               Lincoln     Lincoln     Lincoln
 Delaware National    Global     National    Lincoln       Lincoln     National    National    National
 Global   Equity-     Asset      Growth and  National      National    Money       Social      Special
 Bond     Income      Allocation Income      International Managed     Market      Awareness   Opportunities
 Series   Fund        Fund       Fund        Fund          Fund        Fund        Fund        Fund
----------------------------------------------------------------------------------------------------------------
 $   152  $   10,563   $  1,696  $   43,700   $    4,426   $   18,128  $   27,222  $   24,258    $  6,482
     --        1,384         45       1,184       (1,125)         668         --      (10,162)      2,183


      97     113,428     29,783     798,002       60,727       59,978         --      638,794      99,445
 -------  ----------   --------  ----------   ----------   ----------  ----------  ----------    --------
     249     125,375     31,524     842,886       64,028       78,774      27,222     652,890     108,110


  13,740   1,754,457    399,647   6,452,115    1,200,711    1,204,153   2,829,727   4,284,041     934,067
      (6)    (12,138)      (153)   (382,500)     (45,844)    (119,705)   (720,735)    (83,962)    (89,081)
 -------  ----------   --------  ----------   ----------   ----------  ----------  ----------    --------
  13,734   1,742,319    399,494   6,069,615    1,154,867    1,084,448   2,108,992   4,200,079     844,986
 -------  ----------   --------  ----------   ----------   ----------  ----------  ----------    --------
  13,983   1,867,694    431,018   6,912,501    1,218,895    1,163,222   2,136,214   4,852,969     953,096
 -------  ----------   --------  ----------   ----------   ----------  ----------  ----------    --------
 $13,983  $1,867,694   $431,018  $6,912,501   $1,218,895   $1,163,222  $2,136,214  $4,852,969    $953,096
 =======  ==========   ========  ==========   ==========   ==========  ==========  ==========    ========

Lincoln Life Variable Annuity Account Q

Notes to Financial Statements

1. Accounting Policies & Account Information
The Account: Lincoln Life Variable Annuity Account Q (the Variable Account) is a segregated investment account of the Lincoln National Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The operations of the Variable Account, which commenced on June 1, 1998, are part of the operations of the Company. The Variable Account consists of a Multifund Group Variable Annuity (GVA) product offering a mortality and expense guarantee reduction for assets greater than or equal to $5,000,000.

The assets of the Variable Account are owned by the Company. The portion of the Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising out of any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for unit investment trusts.

Investments: The Variable Account invests in the Lincoln National Aggressive Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity-Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National International Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc., Lincoln National Special Opportunities Fund, Inc., Delaware Premium Trend Series, Delaware Premium Decatur Total Return Series and the Delaware Global Bond Series (the Funds). The Funds are registered as open-end investment management companies. Investments in the Funds are stated at the closing net asset value per share on December 31, 1998, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Using current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 5%. Reserves on contracts involving life contingencies are calculated using a modification of the 1971 Individual Annuitant Mortality Table and an assumed investment rate of 5%.

2. Mortality and Expense Guarantees & Other Transactions with Affiliate
Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The rates are as follows:

 . Multifund GVA with assets greater than or equal to $5,000,000 at a daily rate of .0020547945% (.750% on an annual basis).

 . Multifund GVA with assets less than $5,000,000 at a daily rate of .00274525%
  (1.002% on an annual basis).

In addition, no amounts were retained by the Company from the proceeds of the sales of annuity contracts for contract charges and surrender charges. Accordingly, the Company is responsible for all sales, general, and administrative expenses applicable to the Variable Account.

Lincoln Life Variable Annuity Account Q

3. Net Assets
The following is a summary of net assets owned at December 31, 1998.

                                     Lincoln                Lincoln
                                     National               National     Delaware  Delaware
                                     Aggressive Lincoln     Capital      Premium   Decatur
                                     Growth     National    Appreciation Trend     Total Return
                        Combined     Fund       Bond Fund   Fund         Series    Series
-----------------------------------------------------------------------------------------------
Unit Transactions:
 . Accumulation units   $22,053,698   $778,922  $1,400,512   $1,189,734  $762,983    $303,013
-----------------------
 . Accumulated net
   investment income
   (loss)                   162,887     (1,274)     30,818       (2,159)   (1,421)        296
-----------------------
 . Accumulated net
   realized gain (loss)
   on investments            (6,915)        84       4,918        4,157   (10,440)        189
-----------------------
 . Net unrealized
   appreciation or
   depreciation on
   investments            2,253,503     93,527     (12,199)     241,321   111,574      19,026
----------------------- -----------   --------  ----------   ----------  --------    --------
                        $24,463,173   $871,259  $1,424,049   $1,433,053  $862,696    $322,524
                        ===========   ========  ==========   ==========  ========    ========

          Lincoln    Lincoln      Lincoln                             Lincoln    Lincoln     Lincoln
 Delaware National   National     National   Lincoln       Lincoln    National   National    National
 Global   Equity-    Global Asset Growth and National      National   Money      Social      Special
 Bond     Income     Allocation   Income     International Managed    Market     Awareness   Opportunities
 Series   Fund       Fund         Fund       Fund          Fund       Fund       Fund        Fund
--------------------------------------------------------------------------------------------------------------
 $13,734  $1,742,319   $399,494   $6,069,615  $1,154,867   $1,084,448 $2,108,992 $4,200,079    $844,986

     152      10,563      1,696       43,700       4,426       18,128     27,222     24,258       6,482

     --        1,384         45        1,184      (1,125)         668        --     (10,162)      2,183

      97     113,428     29,783      798,002      60,727       59,978        --     638,794      99,445
 -------  ----------   --------   ----------  ----------   ---------- ---------- ----------    --------
 $13,983  $1,867,694   $431,018   $6,912,501  $1,218,895   $1,163,222 $2,136,214 $4,852,969    $953,096
 =======  ==========   ========   ==========  ==========   ========== ========== ==========    ========

Lincoln Life Variable Annuity Account Q

4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 1998.

                                               Aggregate   Aggregate
                                               Cost of     Proceeds
                                               Purchases   from Sales
---------------------------------------------------------------------
Lincoln National Aggressive Growth Fund        $   782,316 $    4,650
Lincoln National Bond Fund                       1,916,909    485,550
Lincoln National Capital Appreciation Fund       1,293,525    105,921
Delaware Premium Trend Series                      859,938     98,359
Delaware Decatur Total Return Series               306,123      2,807
Delaware Global Bond Series                         13,913         26
Lincoln National Equity-Income Fund              1,845,967     93,048
Lincoln National Global Asset Allocation Fund      404,417      3,218
Lincoln National Growth and Income Fund          6,500,086    386,630
Lincoln National International Fund              1,239,939     80,621
Lincoln National Managed Fund                    1,185,289     82,689
Lincoln National Money Market Fund               3,031,752    895,490
Lincoln National Social Awareness Fund           4,451,618    227,182
Lincoln National Special Opportunities Fund        914,371     62,884
                                               ----------- ----------
                                               $24,746,163 $2,529,075
                                               =========== ==========

5. Investments
The following is a summary of investments owned at December 31, 1998.

                                                 Net
                                     Shares      Asset  Value of    Cost of
                                     Outstanding Value  Shares      Shares
-------------------------------------------------------------------------------
Lincoln National Aggressive Growth
 Fund                                   65,175   $13.37 $   871,277 $   777,750
Lincoln National Bond Fund             112,229    12.69   1,424,078   1,436,277
Lincoln National Capital
 Appreciation Fund                      65,822    21.77   1,433,082   1,191,761
Delaware Premium Trend Series           43,682    19.75     862,713     751,139
Delaware Decatur Total Return
 Series                                 16,608    19.42     322,531     303,505
Delaware Global Bond Series              1,309    10.68      13,984      13,887
Lincoln National Equity-Income Fund     86,012    21.71   1,867,731   1,754,303
Lincoln National Global Asset
 Allocation Fund                        27,350    15.76     431,027     401,244
Lincoln National Growth and Income
 Fund                                  149,339    46.29   6,912,642   6,114,640
Lincoln National International Fund     76,268    15.98   1,218,920   1,158,193
Lincoln National Managed Fund           61,317    18.97   1,163,246   1,103,268
Lincoln National Money Market Fund     213,626    10.00   2,136,262   2,136,262
Lincoln National Social Awareness
 Fund                                  120,473    40.28   4,853,068   4,214,274
Lincoln National Special
 Opportunities Fund                     28,523    33.42     953,115     853,670
                                                        ----------- -----------
                                                        $24,463,676 $22,210,173
                                                        =========== ===========

Report of Ernst & Young LLP,

Independent Auditors

Board of Directors of The Lincoln National Life Insurance Company

and

Contract Owners of Lincoln Life Variable Annuity Account Q

We have audited the accompanying statement of assets and liability of Lincoln Life Variable Annuity Account Q ("Variable Account") (comprised of the Lincoln National Aggressive Growth, Lincoln National Bond, Lincoln National Capital Appreciation, Delaware Premium Trend, Delaware Decatur Total Return, Delaware Global Bond, Lincoln National Equity-Income, Lincoln National Global Asset Allocation, Lincoln National Growth and Income, Lincoln National International, Lincoln National Managed, Lincoln National Money Market, Lincoln National Social Awareness, and Lincoln National Special Opportunities subaccounts), as of December 31, 1998, and the related statements of operations and changes in net assets for the period from June 1, 1998 (commencement of operations) to December 31, 1998. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln Life Variable Annuity Account Q at December 31, 1998, the results of their operations and the changes in their net assets for the period from June 1, 1998 to December 31, 1998, in conformity with generally accepted accounting principles.

Fort Wayne, Indiana

March 30, 1999

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

BALANCE SHEETS -- STATUTORY BASIS

                                                                                      DECEMBER 31
                                                                                      1998       1997
                                                                                      ---------  ---------
                                                                                      (IN MILLIONS)
                                                                                      --------------------
ADMITTED ASSETS
CASH AND INVESTMENTS:
Bonds                                                                                 $23,830.9  $18,560.7
------------------------------------------------------------------------------------
Preferred stocks                                                                          236.0      257.3
------------------------------------------------------------------------------------
Unaffiliated common stocks                                                                259.3      436.0
------------------------------------------------------------------------------------
Affiliated common stocks                                                                  322.1      412.1
------------------------------------------------------------------------------------
Mortgage loans on real estate                                                           3,932.9    3,012.7
------------------------------------------------------------------------------------
Real estate                                                                               473.8      584.4
------------------------------------------------------------------------------------
Policy loans                                                                            1,606.0      660.5
------------------------------------------------------------------------------------
Other investments                                                                         434.4      335.5
------------------------------------------------------------------------------------
Cash and short-term investments                                                         1,725.4    2,133.0
------------------------------------------------------------------------------------  ---------  ---------
Total cash and investments                                                             32,820.8   26,392.2
------------------------------------------------------------------------------------
Premiums and fees in course of collection                                                  33.3       42.4
------------------------------------------------------------------------------------
Accrued investment income                                                                 432.8      343.5
------------------------------------------------------------------------------------
Reinsurance recoverable                                                                   171.6       71.1
------------------------------------------------------------------------------------
Funds withheld by ceding companies                                                         53.7       44.1
------------------------------------------------------------------------------------
Federal income taxes recoverable from parent company                                       64.7        6.9
------------------------------------------------------------------------------------
Goodwill                                                                                   49.5       52.4
------------------------------------------------------------------------------------
Other admitted assets                                                                      89.3       85.6
------------------------------------------------------------------------------------
Separate account assets                                                                36,907.0   31,330.9
------------------------------------------------------------------------------------  ---------  ---------
Total admitted assets                                                                 $70,622.7  $58,369.1
------------------------------------------------------------------------------------  ---------  ---------
                                                                                      ---------  ---------

LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES:
Future policy benefits and claims                                                     $12,310.6  $ 5,872.9
------------------------------------------------------------------------------------
Other policyholder funds                                                               16,647.5   16,360.1
------------------------------------------------------------------------------------
Amounts withheld or retained by Company as agent or trustee                               897.6      878.2
------------------------------------------------------------------------------------
Funds held under reinsurance treaties                                                     795.8      720.4
------------------------------------------------------------------------------------
Asset valuation reserve                                                                   484.5      450.0
------------------------------------------------------------------------------------
Interest maintenance reserve                                                              159.7      135.4
------------------------------------------------------------------------------------
Other liabilities                                                                         504.5      294.7
------------------------------------------------------------------------------------
Short-term loan payable to parent company                                                 140.0      120.0
------------------------------------------------------------------------------------
Net transfers due from separate accounts                                                 (789.0)    (761.9)
------------------------------------------------------------------------------------
Separate account liabilities                                                           36,907.0   31,330.9
------------------------------------------------------------------------------------  ---------  ---------
Total liabilities                                                                      68,058.2   55,400.7
------------------------------------------------------------------------------------

CAPITAL AND SURPLUS:
Common stock, $2.50 par value:
  Authorized, issued and outstanding shares -- 10 million (owned by Lincoln National
  Corporation)                                                                             25.0       25.0
------------------------------------------------------------------------------------
Surplus notes due to Lincoln National Corporation                                       1,250.0         --
------------------------------------------------------------------------------------
Paid-in surplus                                                                         1,930.1    1,821.8
------------------------------------------------------------------------------------
Unassigned surplus (deficit)                                                             (640.6)   1,121.6
------------------------------------------------------------------------------------  ---------  ---------
Total capital and surplus                                                               2,564.5    2,968.4
------------------------------------------------------------------------------------  ---------  ---------
Total liabilities and capital and surplus                                             $70,622.7  $58,369.1
------------------------------------------------------------------------------------  ---------  ---------
                                                                                      ---------  ---------

See accompanying notes.                                                      S-1

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS -- STATUTORY BASIS

                                                                              YEAR ENDED DECEMBER 31
                                                                              1998       1997       1996
                                                                              ---------  ---------  ---------
                                                                              (IN MILLIONS)
                                                                              -------------------------------
PREMIUMS AND OTHER REVENUES:
Premiums and deposits                                                         $12,737.6  $ 5,589.0  $ 7,268.5
----------------------------------------------------------------------------
Net investment income                                                           2,107.2    1,847.1    1,756.3
----------------------------------------------------------------------------
Amortization of interest maintenance reserve                                       26.4       41.5       27.2
----------------------------------------------------------------------------
Commissions and expense allowances on reinsurance ceded                           179.9       99.7       90.9
----------------------------------------------------------------------------
Expense charges on deposit funds                                                  134.6      119.3      100.7
----------------------------------------------------------------------------
Separate account investment management and administration service fees            396.3      325.5      244.6
----------------------------------------------------------------------------
Other income                                                                       31.3       21.3       16.8
----------------------------------------------------------------------------  ---------  ---------  ---------
Total revenues                                                                 15,613.3    8,043.4    9,505.0
----------------------------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits and settlement expenses                                               13,964.1    4,522.1    5,989.9
----------------------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses                         2,919.4    3,053.9    3,123.1
----------------------------------------------------------------------------  ---------  ---------  ---------
Total benefits and expenses                                                    16,883.5    7,576.0    9,113.0
----------------------------------------------------------------------------  ---------  ---------  ---------
Gain (loss) from operations before dividends to policyholders, income taxes
and net realized gain on investments                                           (1,270.2)     467.4      392.0
----------------------------------------------------------------------------
Dividends to policyholders                                                         67.9       27.5       27.3
----------------------------------------------------------------------------  ---------  ---------  ---------
Gain (loss) from operations before federal income taxes and net realized
gain on investments                                                            (1,338.1)     439.9      364.7
----------------------------------------------------------------------------
Federal income taxes (credit)                                                    (141.0)      78.3       83.6
----------------------------------------------------------------------------  ---------  ---------  ---------
Gain (loss) from operations before net realized gain on investments            (1,197.1)     361.6      281.1
----------------------------------------------------------------------------
Net realized gain on investments, net of income tax expense and excluding
net transfers to the interest maintenance reserve                                  46.8       31.3       53.3
----------------------------------------------------------------------------  ---------  ---------  ---------
Net income (loss)                                                             $(1,150.3) $   392.9  $   334.4
----------------------------------------------------------------------------  ---------  ---------  ---------
                                                                              ---------  ---------  ---------

See accompanying notes.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS

                                                                               YEAR ENDED DECEMBER 31
                                                                               1998       1997       1996
                                                                               ---------  ---------  ---------
                                                                               (IN MILLIONS)
                                                                               -------------------------------
Capital and surplus at beginning of year                                       $ 2,968.4  $ 1,962.6  $ 1,732.9
-----------------------------------------------------------------------------
Correction of prior year's asset valuation reserve                                    --      (37.6)        --
-----------------------------------------------------------------------------
Correction of prior year's admitted assets                                            --      (57.0)        --
-----------------------------------------------------------------------------  ---------  ---------  ---------
                                                                                 2,968.4    1,868.0    1,732.9
CAPITAL AND SURPLUS INCREASE (DECREASE):
Net income (loss)                                                               (1,150.3)     392.9      334.4
-----------------------------------------------------------------------------
Difference in cost and admitted investment amounts                                (304.8)     (36.2)      38.6
-----------------------------------------------------------------------------
Nonadmitted assets                                                                 (17.1)      (0.4)      (3.0)
-----------------------------------------------------------------------------
Regulatory liability for reinsurance                                               (35.2)      (3.9)       0.6
-----------------------------------------------------------------------------
Life policy reserve valuation basis                                                 (0.4)      (0.9)      (0.4)
-----------------------------------------------------------------------------
Asset valuation reserve                                                            (34.5)     (36.9)    (105.5)
-----------------------------------------------------------------------------
Proceeds from surplus notes from shareholder                                     1,250.0         --         --
-----------------------------------------------------------------------------
Paid-in surplus, including contribution of common stock of affiliated
company in 1997                                                                    108.4      938.4      100.0
-----------------------------------------------------------------------------
Separate account receivable due to change in valuation                                --       (2.6)        --
-----------------------------------------------------------------------------
Dividends to shareholder                                                          (220.0)    (150.0)    (135.0)
-----------------------------------------------------------------------------  ---------  ---------  ---------
Capital and surplus at end of year                                             $ 2,564.5  $ 2,968.4  $ 1,962.6
-----------------------------------------------------------------------------  ---------  ---------  ---------
                                                                               ---------  ---------  ---------

See accompanying notes.                                                      S-3

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS -- STATUTORY BASIS

                                                                         YEAR ENDED DECEMBER 31
                                                                         1998        1997        1996
                                                                         ----------  ----------  ----------
                                                                         (IN MILLIONS)
                                                                         ----------------------------------
OPERATING ACTIVITIES
Premiums, policy proceeds and other considerations received              $ 13,495.2  $  6,364.3  $  8,059.4
-----------------------------------------------------------------------
Allowances and reserve adjustments paid on reinsurance ceded                 (632.4)     (649.2)     (767.5)
-----------------------------------------------------------------------
Investment income received                                                  2,003.9     1,798.8     1,700.6
-----------------------------------------------------------------------
Separate account investment management and administration service fees        396.3       325.5       244.6
-----------------------------------------------------------------------
Benefits paid                                                              (7,395.8)   (5,345.2)   (4,050.4)
-----------------------------------------------------------------------
Insurance expenses paid                                                    (2,909.7)   (3,193.0)   (3,216.8)
-----------------------------------------------------------------------
Federal income taxes recovered (paid)                                          84.2       (87.0)      (72.3)
-----------------------------------------------------------------------
Dividends to policyholders                                                    (12.9)      (28.4)      (27.7)
-----------------------------------------------------------------------
Other income received and expenses paid, net                                  207.0        (8.7)      117.0
-----------------------------------------------------------------------  ----------  ----------  ----------
Net cash provided by (used in) operating activities                         5,235.8      (822.9)    1,986.9
-----------------------------------------------------------------------

INVESTING ACTIVITIES
Sale, maturity or repayment of investments                                 10,926.5    12,142.6    12,542.0
-----------------------------------------------------------------------
Purchase of investments                                                   (16,950.0)  (10,345.0)  (14,175.4)
-----------------------------------------------------------------------
Other sources (uses) including reinsured policy loans                        (778.3)      529.1      (377.2)
-----------------------------------------------------------------------  ----------  ----------  ----------
Net cash provided by (used in) investing activities                        (6,801.8)    2,326.7    (2,010.6)
-----------------------------------------------------------------------

FINANCING ACTIVITIES
Surplus paid-in                                                               108.4          --       100.0
-----------------------------------------------------------------------
Proceeds from surplus notes from shareholder                                1,250.0          --          --
-----------------------------------------------------------------------
Proceeds from borrowings from shareholder                                     140.0       120.0       100.0
-----------------------------------------------------------------------
Repayment of borrowings from shareholder                                     (120.0)     (100.0)      (63.0)
-----------------------------------------------------------------------
Dividends paid to shareholder                                                (220.0)     (150.0)     (135.0)
-----------------------------------------------------------------------  ----------  ----------  ----------
Net cash provided by (used in) financing activities                         1,158.4      (130.0)        2.0
-----------------------------------------------------------------------  ----------  ----------  ----------
Net increase (decrease) in cash and short-term investments                   (407.6)    1,373.8       (21.7)
-----------------------------------------------------------------------
Cash and short-term investments at beginning of year                        2,133.0       759.2       780.9
-----------------------------------------------------------------------  ----------  ----------  ----------
Cash and short-term investments at end of year                           $  1,725.4  $  2,133.0  $    759.2
-----------------------------------------------------------------------  ----------  ----------  ----------
                                                                         ----------  ----------  ----------

See accompanying notes.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

    ORGANIZATION AND OPERATIONS
    The Lincoln National Life Insurance Company ("Company") is a wholly owned subsidiary of Lincoln National Corporation ("LNC") and is domiciled in Indiana. As of December 31, 1998, the Company owns 100% of the outstanding common stock of four insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn"), Lincoln National Health & Casualty Insurance Company ("LNH&C"), Lincoln National Reassurance Company ("LNRAC") and Lincoln Life & Annuity Company of New York ("LLANY").

    The Company's principal businesses consist of underwriting annuities, deposit-type contracts and life and health insurance through multiple distribution channels and the reinsurance of individual and group life and health business. The Company is licensed and sells its products in 49 states, Canada and several U.S. territories.

    USE OF ESTIMATES
    The nature of the insurance and investment management businesses requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. Actual results could differ from those estimates.

    BASIS OF PRESENTATION
    The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance ("Insurance Department"), which practices differ from generally accepted accounting principles ("GAAP"). The more significant variances from GAAP are as follows:

    INVESTMENTS
    Bonds are reported at cost or amortized cost or fair value based on their National Association of Insurance Commissioners ("NAIC") rating. For GAAP, the Company's bonds are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitments and deferred income taxes.

    Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is classified as a real estate investment rather than reported as an operating asset, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

    Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the Interest Maintenance Reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. The asset valuation reserve ("AVR") is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, realized capital gains and losses are reported in the income statement on a pre-tax basis in the period in which the asset giving rise to the gain or loss is sold and valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines are charged to income.

    SUBSIDIARIES
    The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required by GAAP. Under statutory accounting principles, the Company's subsidiaries are carried at their statutory-basis net equity and presented in the balance sheet as affiliated common stocks.

    POLICY ACQUISITION COSTS
    The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

    NONADMITTED ASSETS
    Certain assets designated as "nonadmitted," principally furniture and equipment and certain receivables, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

    PREMIUMS
    Revenues for universal life policies consist of the entire premium received. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue.

    Premiums and deposits with respect to annuity and other investment-type contracts are reported as premium revenues; whereas, under GAAP, such premiums and deposits are treated as liabilities and policy charges represent revenues.

    BENEFIT RESERVES
    Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

    Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies, annuity and other investment-type contracts are reported as benefits and settlement expenses in the accompanying statements of income; whereas, under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

    REINSURANCE
    Premiums, claims and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. For GAAP, all assets and liabilities related to reinsurance ceded contracts are reported on a gross basis.

    A liability for reinsurance balances has been provided for unsecured policy and contract liabilities and unearned premiums ceded to reinsurers not authorized by the Insurance Department to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to income.

    Commissions on business ceded are reported as income when received rather than deferred and amortized with deferred policy acquisition costs. Business assumed under 100% indemnity and assumption reinsurance agreements is accounted for as a purchase for GAAP reporting purposes and the ceding commission represents the purchase price. Under purchase accounting, assets acquired and liabilities assumed are reported at fair value at the date of the transaction and the excess of the purchase price over the sum of the amounts assigned to assets acquired less liabilities assumed is recorded as goodwill. On a statutory-basis, the ceding commission is expensed when paid and reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

    Certain reinsurance contracts meeting risk transfer requirements under statutory-basis accounting practices have been accounted for using traditional reinsurance accounting whereas such contracts would be accounted for using deposit accounting under GAAP.

    INCOME TAXES
    Deferred income taxes are not provided for differences between financial statement amounts and tax bases of assets and liabilities.

    POLICYHOLDER DIVIDENDS
    Policyholder dividends are recognized when declared rather than over the term of the related policies.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    SURPLUS NOTES DUE TO LNC
    Surplus notes due to LNC are reported as surplus rather than as liabilities. On a statutory-basis, interest on surplus notes is not accrued until approval is received from the Indiana Insurance Commissioner whereas under GAAP, interest would be accrued periodically based on the outstanding principal and the interest rate.

    STATEMENTS OF CASH FLOWS
    Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

    A reconciliation of the Company's net income (loss) and capital and surplus determined on a statutory-basis with amounts determined in accordance with GAAP is as follows:

                                             CAPITAL AND SURPLUS   NET INCOME (LOSS)
                                             -----------------------------------------------------

                                             DECEMBER 31           YEAR ENDED DECEMBER 31
                                             1998       1997       1998       1997       1996
                                             -----------------------------------------------------
                                             (IN MILLIONS)
                                             -----------------------------------------------------
Amounts reported on a statutory-basis        $ 2,564.5  $ 2,968.4  $(1,150.3) $   392.9  $   334.4
-------------------------------------------
GAAP adjustments:
  Deferred policy acquisition costs,
    present value of future profits and
    goodwill                                   3,085.2      958.3       48.5      (98.9)      66.7
   ----------------------------------------
  Policy and contract reserves                (2,299.9)  (1,672.9)   1,743.4      (48.6)     (57.1)
   ----------------------------------------
  Interest maintenance reserve                   159.7      135.4       24.4       58.7      (39.7)
   ----------------------------------------
  Deferred income taxes                          181.6      (13.0)    (218.6)      70.3        1.8
   ----------------------------------------
  Policyholders' share of earnings and
    surplus on participating business           (132.8)     (79.8)       3.2        5.3        (.3)
   ----------------------------------------
  Asset valuation reserve                        484.5      450.0         --         --         --
   ----------------------------------------
  Net realized gain (loss) on investments       (174.1)     (91.5)    (116.7)     (20.4)      78.7
   ----------------------------------------
  Unrealized gain on investments               1,335.1    1,245.5         --         --         --
   ----------------------------------------
  Nonadmitted assets, including nonadmitted
    investments                                  119.1       61.0         --         --         --
   ----------------------------------------
  Investments in subsidiary companies            490.4      188.8       41.3      (80.5)      29.9
   ----------------------------------------
  Surplus notes and related interest          (1,251.5)        --       (1.5)        --         --
   ----------------------------------------
  Other, net                                    (120.1)    (162.5)     103.6      (35.0)     (82.6)
   ----------------------------------------  ---------  ---------  ---------  ---------  ---------
Net increase (decrease)                        1,877.2    1,019.3    1,627.6     (149.1)      (2.6)
-------------------------------------------  ---------  ---------  ---------  ---------  ---------
Amounts on a GAAP basis                      $ 4,441.7  $ 3,987.7  $   477.3  $   243.8  $   331.8
-------------------------------------------  ---------  ---------  ---------  ---------  ---------
                                             ---------  ---------  ---------  ---------  ---------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    Other significant accounting practices are as follows:

    INVESTMENTS
    Bonds not backed by loans are principally stated at amortized cost and the discount or premium is amortized using the interest method.

    Mortgage-backed bonds are valued at amortized cost and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

    Short-term investments include investments with maturities of less than one year at the date of acquisition. The carrying amounts for these investments approximate their fair values.

    Preferred stocks are reported at cost or amortized cost.

    Unaffiliated common stocks are reported at fair value as determined by the Securities Valuation Office of the NAIC and the related unrealized gains (losses) are reported in unassigned surplus without adjustment for federal income taxes.

    Policy loans are reported at unpaid balances.

    The Company uses various derivative instruments as part of its overall liability-asset management program for certain investments and life insurance and annuity products. The Company values all derivative instruments on a basis consistent with that of the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items through the IMR. Any unamortized gains or losses are recognized when the underlying hedged items are sold. The premiums paid for interest rate caps and swaptions are deferred and amoritized to net investment income on a straight-line basis over the term of the respective derivative.

    Hedge accounting is applied as indicated above after the Company determines that the items to be hedged expose the Company to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. government obligations, increased liabilities associated with certain reinsurance agreements and foreign exchange risk. Moreover, the derivatives used are designated as a hedge and reduce the indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. Should such criteria not be met or if the hedged items have been sold, terminated or matured, the change in value of the derivatives is included in net income.

    Mortgage loans on real estate are reported at unpaid balances, less allowances for impairments. Real estate is reported at depreciated cost.

    Realized investment gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds, mortgage loans and common and preferred stocks are credited or charged directly in unassigned surplus.

    LOANED SECURITIES
    Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the repurchase price. It is the Company's policy to take possession of securities with a market value at least equal to the securities loaned. Securities loaned are recorded at amortized cost as long as the value of the related collateral is sufficient. The Company's agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. The Company values collateral daily and obtains additional collateral when deemed appropriate.

    GOODWILL
    Goodwill, which represents the excess, subject to certain limitations, of the ceding commission over statutory-basis net assets of business purchased

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    under an assumption reinsurance agreement, is amortized on a straight-line basis over ten years.

    PREMIUMS
    Life insurance and annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the contract term of the policies.

    BENEFITS
    Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Insurance Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death, except for policies issued prior to March 1977. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenerios indicate the need for such reserves. If net premiums exceed the gross premiums on any insurance in-force, additional reserves are established. Benefit reserves for policies underwritten on a substandard basis are determined using the multiple table reserve method.

    The tabular interest, tabular less actual reserve released and the tabular cost have been determined by formula or from the basic data for such items. Tabular interest funds not involving life contingencies were determined using the actual interest credited to the funds plus the change in accrued interest.

    Liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

    CLAIMS AND CLAIM ADJUSTMENT EXPENSES
    Unpaid claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred during the year. The Company does not discount claims and claim adjustment expense reserves. The reserves for unpaid claims and claim adjustment expenses are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims and claim adjustment expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

    REINSURANCE CEDED AND ASSUMED
    Reinsurance premiums, benefits and claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Certain business is transacted on a funds withheld basis and investment income on investments managed by the Company are reported in net investment income.

    PENSION BENEFITS
    Costs associated with the Company's defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

    INCOME TAXES
    The Company and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, the Company provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that the Company will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

    STOCK OPTIONS
    The Company recognizes compensation expense for its stock option incentive plans using the intrinsic value method of accounting. Under the terms of

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of LNC's common stock at the grant date, or other measurement date, over the amount an employee must pay to acquire the stock.

    ASSETS HELD IN SEPARATE ACCOUNTS AND LIABILITIES RELATED TO SEPARATE
    ACCOUNTS
    Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered for variable life and variable annuity contracts and for which the contractholder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements. Policy administration and investment management fees charged on separate account policyholder deposits are included in income from separate account investment management and administration service fees. Mortality charges on variable universal life contracts are included in income from expense charges on deposit funds. Fees charged relative to variable annuity and variable universal life administration agreements for separate account products sold by other insurance companies and not recorded on the Company's financial statements are included in income from separate account investment management and administration service fees.

    RECLASSIFICATION
    Certain amounts in the 1997 financial statements have been reclassified to conform with the 1998 presentation. These reclassifications had no effect on unassigned surplus or net income previously reported.

2.  PERMITTED STATUTORY ACCOUNTING PRACTICES
    The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Insurance Department. "Prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the NAIC's ACCOUNTING PRACTICES AND PROCEDURES MANUAL and a variety of other NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future.

    In 1998, the NAIC adopted codified statutory accounting principles ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory-basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the state of Indiana must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time, it is anticipated that Indiana will adopt Codification, however, based on current guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

    The Company has received written approval from the Insurance Department to record surrender charges applicable to separate account liabilities for variable life and annuity products as a liability in the separate account financial statements payable to the Company's general account. In the accompanying financial statements, a corresponding receivable is recorded with the related income impact recorded in the accompanying Statement of Operations as a change in reserves or change in premium and other deposit funds.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS
    The major categories of net investment income are as follows:

                                                                     YEAR ENDED DECEMBER 31
                                                                     1998       1997       1996
                                                                     -------------------------------
                                                                     (IN MILLIONS)
                                                                     -------------------------------
Income:
  Bonds                                                              $ 1,714.3  $ 1,524.4  $ 1,442.2
   ----------------------------------------------------------------
  Preferred stocks                                                        19.7       23.5        9.6
   ----------------------------------------------------------------
  Unaffiliated common stocks                                              10.6        8.3        6.5
   ----------------------------------------------------------------
  Affiliated common stocks                                                 5.2       15.0        9.5
   ----------------------------------------------------------------
  Mortgage loans on real estate                                          323.6      257.2      269.3
   ----------------------------------------------------------------
  Real estate                                                             81.4       92.2      114.4
   ----------------------------------------------------------------
  Policy loans                                                            86.5       37.5       35.0
   ----------------------------------------------------------------
  Other investments                                                       26.5       28.2       22.4
   ----------------------------------------------------------------
  Cash and short-term investments                                        104.7       70.3       48.9
   ----------------------------------------------------------------  ---------  ---------  ---------
Total investment income                                                2,372.5    2,056.6    1,957.8
-------------------------------------------------------------------
Expenses:
  Depreciation                                                            19.3       21.0       25.0
   ----------------------------------------------------------------
  Other                                                                  246.0      188.5      176.5
   ----------------------------------------------------------------  ---------  ---------  ---------
Total investment expenses                                                265.3      209.5      201.5
-------------------------------------------------------------------  ---------  ---------  ---------
Net investment income                                                $ 2,107.2  $ 1,847.1  $ 1,756.3
-------------------------------------------------------------------  ---------  ---------  ---------
                                                                     ---------  ---------  ---------

    Nonadmitted accrued investment income at December 31, 1997 amounted to $2,600,000, consisting principally of interest on bonds in default and mortgage loans. No accrued investment income was nonadmitted at December 31, 1998.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)
    The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds are summarized as follows:

                                                     COST OR    GROSS        GROSS
                                                     AMORTIZED  UNREALIZED   UNREALIZED   FAIR
                                                     COST       GAINS        LOSSES       VALUE
                                                     ----------------------------------------------
                                                     (IN MILLIONS)
                                                     ----------------------------------------------
At December 31, 1998:
  Corporate                                          $17,658.4   $ 1,159.8    $   148.2   $18,670.0
   ------------------------------------------------
  U.S. government                                        900.7        88.8          3.4       986.1
   ------------------------------------------------
  Foreign government                                     947.8        59.9         61.2       946.5
   ------------------------------------------------
  Mortgage-backed                                      4,312.1       171.6         33.4     4,450.3
   ------------------------------------------------
  State and municipal                                     11.9          .7           --        12.6
   ------------------------------------------------  ---------  -----------  -----------  ---------
                                                     $23,830.9   $ 1,480.8    $   246.2   $25,065.5
                                                     ---------  -----------  -----------  ---------
                                                     ---------  -----------  -----------  ---------

At December 31, 1997:
  Corporate                                          $13,003.8   $   942.2    $    60.1   $13,885.9
   ------------------------------------------------
  U.S. government                                        436.3        67.9           --       504.2
   ------------------------------------------------
  Foreign government                                   1,202.1       104.9          5.4     1,301.6
   ------------------------------------------------
  Mortgage-backed                                      3,874.3       215.2         27.1     4,062.4
   ------------------------------------------------
  State and municipal                                     44.2          .3           --        44.5
   ------------------------------------------------  ---------  -----------  -----------  ---------
                                                     $18,560.7   $ 1,330.5    $    92.6   $19,798.6
                                                     ---------  -----------  -----------  ---------
                                                     ---------  -----------  -----------  ---------

    The carrying amount of bonds in the balance sheets at December 31, 1998 and 1997 reflects adjustments of $11,800,000 and $5,500,000, respectively, to decrease amortized cost as a result of the Securities Valuation Office of the NAIC ("SVO") designating certain investments as low or lower quality.

    A summary of the cost or amortized cost and fair value of investments in bonds at December 31, 1998, by contractual maturity, is as follows:

                                                                               COST OR
                                                                               AMORTIZED  FAIR
                                                                               COST       VALUE
                                                                               --------------------
                                                                               (IN MILLIONS)
                                                                               --------------------
Maturity:
  In 1999                                                                      $   705.6  $   712.6
   --------------------------------------------------------------------------
  In 2000-2003                                                                   4,041.9    4,142.8
   --------------------------------------------------------------------------
  In 2004-2008                                                                   6,652.0    6,860.1
   --------------------------------------------------------------------------
  After 2008                                                                     8,119.3    8,899.7
   --------------------------------------------------------------------------
  Mortgage-backed securities                                                     4,312.1    4,450.3
   --------------------------------------------------------------------------  ---------  ---------
Total                                                                          $23,830.9  $25,065.5
-----------------------------------------------------------------------------  ---------  ---------
                                                                               ---------  ---------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)
    The expected maturities may differ from the contractual maturities in the foregoing table because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

    Proceeds from sales of investments in bonds during 1998, 1997 and 1996 were $9,395,000,000, $9,715,000,000 and
    $10,996,900,000, respectively. Gross gains during 1998, 1997 and 1996 of $186,300,000, $218,100,000 and $169,700,000,
    respectively, and gross losses of $138,000,000, $78,000,000 and $177,000,000, respectively, were realized on those sales.

    At December 31, 1998 and 1997, investments in bonds, with an admitted asset value of $97,800,000 and $76,200,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

    Unrealized gains and losses on investments in unaffiliated common stocks and preferred stocks are reported directly in unassigned surplus and do not affect operations. The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in unaffiliated common stocks and preferred stocks are as follows:

                                          COST OR     GROSS        GROSS
                                          AMORTIZED   UNREALIZED   UNREALIZED   FAIR
                                          COST        GAINS        LOSSES       VALUE
                                          --------------------------------------------
                                          (IN MILLIONS)
                                          --------------------------------------------
At December 31, 1998:
  Preferred stocks                         $236.0       $ 8.9        $ 2.4      $242.5
----------------------------------------
  Unaffiliated common stocks                223.3        62.0         26.0       259.3
----------------------------------------
At December 31, 1997:
  Preferred stocks                         $257.3       $12.1        $  .7      $268.7
----------------------------------------
  Unaffiliated common stocks                357.0        98.5         19.5       436.0
----------------------------------------

    The carrying amount of preferred stocks in the balance sheets at December 31, 1998 and 1997 reflects adjustments of $5,800,000 and $4,000,000, respectively, to decrease amortized cost as a result of the SVO designating certain investments as low or lower quality.

    During 1998, the minimum and maximum lending rates for mortgage loans were 6.41% and 8.08%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. At December 31, 1998, the Company did not hold any mortgages with interest overdue beyond one year. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)
    The components of the Company's real estate are summarized as follows:

                                                                                     DECEMBER 31
                                                                                     1998       1997
                                                                                     --------------------
                                                                                     (IN MILLIONS)
                                                                                     --------------------
Occupied by the Company:
  Land                                                                               $     2.5  $     2.5
   --------------------------------------------------------------------------------
  Buildings                                                                                9.0        8.4
   --------------------------------------------------------------------------------
  Less accumulated depreciation                                                           (1.7)      (1.2)
   --------------------------------------------------------------------------------  ---------  ---------
Net real estate occupied by the Company                                                    9.8        9.7
-----------------------------------------------------------------------------------
Other:
  Land                                                                                    93.2      124.1
   --------------------------------------------------------------------------------
  Buildings                                                                              413.0      491.6
   --------------------------------------------------------------------------------
  Other                                                                                    7.9        8.1
   --------------------------------------------------------------------------------
  Less accumulated depreciation                                                          (50.1)     (49.1)
   --------------------------------------------------------------------------------  ---------  ---------
Net other real estate                                                                    464.0      574.7
-----------------------------------------------------------------------------------  ---------  ---------
Net real estate                                                                      $   473.8  $   584.4
-----------------------------------------------------------------------------------  ---------  ---------
                                                                                     ---------  ---------

    Realized capital gains are reported net of federal income taxes and amounts transferred to the IMR as follows:

                                                                          1998       1997       1996
                                                                          -------------------------------
                                                                          (IN MILLIONS)
                                                                          -------------------------------
Realized capital gains                                                    $   179.7  $   209.3  $    69.3
------------------------------------------------------------------------
Less amount transferred to IMR (net of related taxes (credit) of $27.3,
$54.0 and $(6.7) in 1998, 1997 and 1996, respectively)                         50.8      100.2      (12.4)
------------------------------------------------------------------------  ---------  ---------  ---------
                                                                              128.9      109.1       81.7
Less federal income taxes on realized gains                                    82.1       77.8       28.4
------------------------------------------------------------------------  ---------  ---------  ---------
Net realized capital gains                                                $    46.8  $    31.3  $    53.3
------------------------------------------------------------------------  ---------  ---------  ---------
                                                                          ---------  ---------  ---------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

4.  SUBSIDIARIES
    Statutory-basis financial information related to the Company's four wholly owned insurance subsidiaries is summarized as follows (in millions):

                                                           DECEMBER 31, 1998
                                                           --------------------------------------------
                                                           FIRST
                                                           PENN       LNH&C        LNRAC      LLANY
                                                           --------------------------------------------
Cash and invested assets                                   $ 1,221.1   $   333.9   $   403.6  $ 1,938.0
---------------------------------------------------------
Other assets                                                    40.3        31.3       490.0      270.2
---------------------------------------------------------  ---------  -----------  ---------  ---------
Total admitted assets                                      $ 1,261.4   $   365.2   $   893.6  $ 2,208.2
---------------------------------------------------------  ---------  -----------  ---------  ---------
                                                           ---------  -----------  ---------  ---------

Insurance reserves                                         $ 1,149.8   $   266.3   $   281.8  $ 1,814.5
---------------------------------------------------------
Other liabilities                                               42.0        24.0       553.7       45.1
---------------------------------------------------------
Liabilities related to separate accounts                          --          --          --      236.9
---------------------------------------------------------
Capital and surplus                                             69.6        74.9        58.1      111.7
---------------------------------------------------------  ---------  -----------  ---------  ---------
Total liabilities and capital and surplus                  $ 1,261.4   $   365.2   $   893.6  $ 2,208.2
---------------------------------------------------------  ---------  -----------  ---------  ---------
                                                           ---------  -----------  ---------  ---------

                                                             DECEMBER 31, 1998
                                                             --------------------------------------------
                                                             FIRST
                                                             PENN       LNH&C        LNRAC      LLANY
                                                             --------------------------------------------
Revenues                                                     $   310.4   $   165.0   $   150.3  $ 1,402.6
-----------------------------------------------------------
Expenses                                                         310.6       164.4       139.5    1,656.1
-----------------------------------------------------------
Net realized gains (losses)                                       (0.3)        0.9        (0.1)      (0.7)
-----------------------------------------------------------  ---------  -----------  ---------  ---------
Net income (loss)                                            $    (0.5)  $     1.5   $    10.7  $  (254.2)
-----------------------------------------------------------  ---------  -----------  ---------  ---------
                                                             ---------  -----------  ---------  ---------

                                                             DECEMBER 31, 1997
                                                             ------------------------------------------------
                                                             FIRST
                                                             PENN       LNH&C        LNRAC        LLANY
                                                             ------------------------------------------------
Cash and invested assets                                     $ 1,154.4   $   284.8    $   399.0    $   796.3
-----------------------------------------------------------
Other assets                                                      36.9        77.3        481.6        130.8
-----------------------------------------------------------  ---------  -----------  -----------  -----------
Total admitted assets                                        $ 1,191.3   $   362.1    $   880.6    $   972.1
-----------------------------------------------------------  ---------  -----------  -----------  -----------
                                                             ---------  -----------  -----------  -----------

Insurance reserves                                           $ 1,072.2   $   266.7    $   279.3    $   588.7
-----------------------------------------------------------
Other liabilities                                                 48.4        21.7        546.4          5.8
-----------------------------------------------------------
Liabilities related to separate accounts                            --          --           --        164.7
-----------------------------------------------------------
Capital and surplus                                               70.7        73.7         54.9        212.9
-----------------------------------------------------------  ---------  -----------  -----------  -----------
Total liabilities and capital and surplus                    $ 1,191.3   $   362.1    $   880.6    $   972.1
-----------------------------------------------------------  ---------  -----------  -----------  -----------
                                                             ---------  -----------  -----------  -----------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

4.  SUBSIDIARIES (CONTINUED)

                                                               DECEMBER 31, 1997
                                                               ----------------------------------------------
                                                               FIRST
                                                               PENN       LNH&C      LNRAC        LLANY
                                                               ----------------------------------------------
Revenues                                                       $   267.6  $   135.4   $   125.3    $   230.0
-------------------------------------------------------------
Expenses                                                           262.6      244.2       114.6        224.4
-------------------------------------------------------------
Net realized gains (losses)                                           .1         .6         (.1)         (.1)
-------------------------------------------------------------  ---------  ---------  -----------  -----------
Net income (loss)                                              $     5.1  $  (108.2)  $    10.6    $     5.5
-------------------------------------------------------------  ---------  ---------  -----------  -----------
                                                               ---------  ---------  -----------  -----------

    The Company also owns three non-insurance subsidiaries, all of which were formed or acquired in 1998. AnnuityNet, Inc. was formed for the distribution of variable annuities over the internet and is valued on the equity method with an admitted asset value of $1,500,000 at December 31, 1998. Lincoln National Insurance Associates was purchased for $600,000 and is valued on the equity method with an admitted asset value of $600,000 at December 31, 1998. Sagemark Consulting, Inc. ("Sagemark") was purchased in 1998 and is a broker dealer acquired in connection with a reinsurance transaction completed in 1998. Sagemark is valued on the equity method with an admitted asset value of $5,700,000 at December 31, 1998.

    The carrying value of all affiliated common stocks, was $322,100,000 and $412,100,000 at December 31, 1998 and 1997,
    respectively. The insurance affiliates are carried at statutory-basis net equity while other affiliates are recorded at GAAP basis net equity, adjusted for certain items which would be non-admitted under statutory accounting principles. The cost basis of investments in subsidiaries as of December 31, 1998 and 1997 was $631,100,000 and
    $466,200,000, respectively.

    During 1998, 1997 and 1996 the Company's insurance subsidiaries paid dividends of $5,200,000, $15,000,000 and $10,500,000, respectively.

5.  FEDERAL INCOME TAXES
    The effective federal income tax rate in the accompanying statements of operations differs from the prevailing statutory tax rate principally due to tax-exempt investment income, dividends received tax deductions and differences between statutory accounting and tax return recognition relative to policy acquisition costs, policy and contract liabilities and reinsurance ceding commissions.

    In 1997 and 1996, federal income taxes incurred totaled
    $78,300,000 and $83,600,000, respectively. In 1998, a
    federal income tax net operating loss of $103,800,000 and tax credits of $19,300,000 were incurred and carried back to recover taxes paid in prior years.

    The Company paid $2,300,000, $164,500,000 and $100,400,000 to LNC in 1998, 1997 and 1996, respectively, for federal income taxes.

    Under prior income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." The Company has approximately $187,000,000 of untaxed "Policyholders' Surplus" on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable legislation, the Company does not believe that any significant portion of the account will be taxed in the foreseeable future and no related tax liability has been recognized. If the entire balance of the account

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5.  FEDERAL INCOME TAXES (CONTINUED)
    became taxable under the current federal income tax rate, the tax would be approximately $65,500,000.

6.  SUPPLEMENTAL FINANCIAL DATA
    The balance sheet caption, "Other admitted assets", includes amounts recoverable from other insurers for claims paid by the Company, and the balance sheet caption, "Future policy benefits and claims," has been reduced for insurance ceded as follows:

                                                                                 DECEMBER 31
                                                                                 1998       1997
                                                                                 --------------------
                                                                                 (IN MILLIONS)
                                                                                 --------------------
Insurance ceded                                                                  $ 4,081.8  $ 1,431.0
-------------------------------------------------------------------------------
Amounts recoverable from other insurers                                               79.9       35.9
-------------------------------------------------------------------------------

    Reinsurance transactions, excluding assumption reinsurance, included in the income statement caption, "Premiums and deposits," are as follows:

                                                                        YEAR ENDED DECEMBER 31
                                                                        1998       1997       1996
                                                                        -------------------------------
                                                                        (IN MILLIONS)
                                                                        -------------------------------
Insurance assumed                                                       $ 9,018.9  $   727.2  $   241.3
----------------------------------------------------------------------
Insurance ceded                                                             877.1      302.9      193.3
----------------------------------------------------------------------  ---------  ---------  ---------
Net amount included in premiums                                         $ 8,141.8  $   424.3  $    48.0
----------------------------------------------------------------------  ---------  ---------  ---------
                                                                        ---------  ---------  ---------

    The income statement caption, "Benefits and settlement expenses," is net of reinsurance recoveries of $2,098,800,000, $1,240,500,000 and $787,900,000 for 1998,
    1997 and 1996, respectively.

    Details underlying the balance sheet caption "Other policyholder funds" are as follows:

                                                                               DECEMBER 31
                                                                               1998       1997
                                                                               --------------------
                                                                               (IN MILLIONS)
                                                                               --------------------
Premium deposit funds                                                          $16,285.2  $16,201.8
-----------------------------------------------------------------------------
Undistributed earnings on participating business                                   348.4      142.0
-----------------------------------------------------------------------------
Other                                                                               13.9       16.3
-----------------------------------------------------------------------------  ---------  ---------
                                                                               $16,647.5  $16,360.1
                                                                               ---------  ---------
                                                                               ---------  ---------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

6.  SUPPLEMENTAL FINANCIAL DATA (CONTINUED)
    Deferred and uncollected life insurance premiums and annuity considerations included in the balance sheet caption, "Premiums and fees in course of collection," are as follows:

                                                                         DECEMBER 31, 1998
                                                                         -----------------------------------
                                                                                                 NET OF
                                                                         GROSS      LOADING      LOADING
                                                                         -----------------------------------
                                                                         (IN MILLIONS)
                                                                         -----------------------------------
Ordinary new business                                                    $     9.5   $     3.4    $     6.1
-----------------------------------------------------------------------
Ordinary renewal                                                             (13.7)       11.3        (25.0)
-----------------------------------------------------------------------
Group life                                                                    14.2          .2         14.0
-----------------------------------------------------------------------  ---------       -----   -----------
                                                                         $    10.0   $    14.9    $    (4.9)
                                                                         ---------       -----   -----------
                                                                         ---------       -----   -----------

                                                                          DECEMBER 31, 1997
                                                                          -----------------------------------
                                                                                                  NET OF
                                                                          GROSS      LOADING      LOADING
                                                                          -----------------------------------
                                                                          (IN MILLIONS)
                                                                          -----------------------------------
Ordinary new business                                                     $     3.2   $     2.4    $      .8
------------------------------------------------------------------------
Ordinary renewal                                                               17.8         3.2         14.6
------------------------------------------------------------------------
Group life                                                                     10.6          .2         10.4
------------------------------------------------------------------------  ---------         ---        -----
                                                                          $    31.6   $     5.8    $    25.8
                                                                          ---------         ---        -----
                                                                          ---------         ---        -----

    The Company has entered into non-exclusive managing general agent agreements with International Benefit Services Corp., HRM Claim Management, Inc. and Pediatrics Insurance Consultants, Inc. to write group life and health business. Direct premiums written related to the agreements amounted to $11,900,000 and $13,400,000 in 1998 and 1997, respectively. During 1996, LNC Administrative Services Corporation, an affiliate, entered into a similar agreement with the Company with direct premiums written amounting to $7,000,000 and $7,200,000 in 1998 and 1997, respectively.
    Authority granted by the managing general agents agreements include underwriting, claims adjustment and claims payment services.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

7.  ANNUITY RESERVES
    At December 31, 1998, the Company's annuity reserves and deposit fund liabilities, including separate accounts, that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                                  AMOUNT     PERCENT
                                                                                  ----------------------
                                                                                  (IN MILLIONS)
                                                                                  ----------------------
Subject to discretionary withdrawal with adjustment:
  With market value adjustment                                                    $ 2,659.5           5%
   -----------------------------------------------------------------------------
  At book value, less surrender charge                                              2,959.2           5
   -----------------------------------------------------------------------------
  At market value                                                                  35,472.0          63
   -----------------------------------------------------------------------------  ---------         ---
                                                                                   41,090.7          73
Subject to discretionary withdrawal without adjustment at book value with
minimal or no charge or adjustment                                                 12,747.3          22
--------------------------------------------------------------------------------
Not subject to discretionary withdrawal                                             2,625.1           5
--------------------------------------------------------------------------------  ---------         ---
Total annuity reserves and deposit fund liabilities -- before reinsurance          56,463.1         100%
--------------------------------------------------------------------------------                    ---
                                                                                                    ---
Less reinsurance                                                                    1,683.8
--------------------------------------------------------------------------------  ---------
Net annuity reserves and deposit fund liabilities, including separate accounts    $54,779.3
--------------------------------------------------------------------------------  ---------
                                                                                  ---------

    A reconciliation of the total net annuity reserves and deposit fund liabilities to the amounts reported in the Company's 1998 Annual Statement and the Company's Separate
    Accounts Annual Statement is as follows:

                                                                    DECEMBER 31,
                                                                    1998
                                                                    -------------
                                                                    (IN MILLIONS)
                                                                    -------------
Per 1998 Annual Statement:
  Exhibit 8, Section B -- Total (net)                                 $ 2,554.6
----------------------------------------------------------------
  Exhibit 8, Section C -- Total (net)                                      26.0
----------------------------------------------------------------
  Exhibit 10, Column 1, Line 19                                        16,579.6
----------------------------------------------------------------    -------------
                                                                       19,160.2
----------------------------------------------------------------    -------------
Per Separate Accounts Annual Statement
  Exhibit 6, Column 2, Line 0299999                                       146.4
----------------------------------------------------------------
  Page 3, Line 3                                                       35,472.7
----------------------------------------------------------------    -------------
                                                                       35,619.1
----------------------------------------------------------------    -------------
Total net annuity reserves and deposit fund liabilities               $54,779.3
----------------------------------------------------------------    -------------
                                                                    -------------

8.  CAPITAL AND SURPLUS
    In 1998, the Company issued two surplus notes to LNC in return for cash of $1,250,000,000. The first note for $500,000,000 was issued to LNC in connection with the CIGNA indemnity reinsurance transaction on January 5, 1998. This note calls for the Company to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before January 5, 2003. Any payment of interest or

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

8.  CAPITAL AND SURPLUS (CONTINUED)
    repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2,315,700,000 at December 31, 1998), and subject to approval by the Indiana Insurance Commissioner. No interest payments were approved by the Indiana Insurance Commissioner as of December 31, 1998 and, thus, no amounts were accrued at that date.

    The second note for $750,000,000 was issued on December 18, 1998 to LNC in connection with the Aetna indemnity reinsurance transaction. This note calls for the Company to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before December 18, 2003. Any payment of interest or repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2,379,600,000 at December 31, 1998), and subject to approval by the Indiana Insurance Commissioner. No interest payments were approved by the Indiana Insurance Commissioner as of December 31, 1998 and, thus, no amounts were accrued at that date.

    A summary of the terms of these surplus notes follows:

                                                                    CURRENT YEAR
                                     PRINCIPAL        PRINCIPAL       INTEREST
  DATE ISSUED                      AMOUNT OF NOTE    OUTSTANDING        PAID
  -------------------------------  --------------   -------------   ------------
  January 5, 1998                   $500,000,000    $ 500,000,000   $ 32,300,000
  -------------------------------
  December 18, 1998                  750,000,000      750,000,000             --
  -------------------------------

    Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 1998, the Company exceeds the RBC requirements.

    The payment of dividends by the Company is limited and cannot be made except from earned profits. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Indiana Insurance Commissioner is subject to restrictions relating to statutory surplus and net gain from operations. In January 1998, the Company assumed a block of individual life insurance and annuity business from CIGNA and in October 1998, the Company assumed a block of individual life insurance business from Aetna (SEE NOTE 10). The statutory accounting regulations do not allow goodwill to be recognized on indemnity reinsurance transactions and therefore, the related ceding commission was expensed in the accompanying Statement of Operations and resulted in the reduction of unassigned surplus. As a result of these transactions, the Company's statutory-basis unassigned surplus is negative as of December 31, 1998 and it will be necessary for the Company to obtain prior approval of the Indiana Insurance Commissioner before paying any dividends to LNC until such time as statutory-basis unassigned surplus is positive. It is expected that statutory-basis unassigned surplus will return to a positive position within two to three years from the closing of the Aetna transaction assuming a level of statutory-basis earnings coinciding with recent earnings patterns. If statutory-basis earnings are less then recent patterns due to adverse operating conditions or further indemnity reinsurance transactions of this nature or other factors, or if dividends are approved and paid at amounts higher than recent history, the statutory-basis unassigned surplus may not return to a positive position as soon as expected. Although no assurance can be given, management believes that the approvals for the payment of such dividends in amounts consistent with those paid in the past can be obtained.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

9.  EMPLOYEE BENEFIT PLANS
    LNC maintains defined benefit pension plans for its employees (including Company employees) and a defined contribution plan for the Company's agents. LNC also maintains 401(k) plans, deferred compensation plans and postretirement medical and life insurance plans for its employees and agents (including the Company's employees and agents). The aggregate expenses and accumulated obligations for the Company's portion of these plans are not material to the Company's statutory-basis financial statements of income or financial position for any of the periods shown.

    LNC has various incentive plans for key employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options granted under the stock option incentive plans are at the market value at the date of grants and, subject to termination of employment, expire ten years from the date of grant. Such options are transferable only upon death and are exercisable one year from the date of grant for options issued prior to 1992. Option issued subsequent to 1991 are exercisable in 25% increments on the option issuance anniversary in the four years following issuance.

    As of December 31, 1998, 885,252 and 504,369 shares of LNC common stock were subject to options granted to Company employees and agents, respectively, under the stock option incentive plans of which 430,053 and 87,160, respectively, were exercisable on that date. The exercise prices of the outstanding options range from $23.50 to $96.41. During 1998, 1997 and 1996, 136,469, 170,789 and 72,405 options were exercised, respectively, and 18,288, 1,846 and 10,950 options were forfeited, respectively.

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES
    DISABILITY INCOME CLAIMS
    The liability for disability income claims net of the related asset for amounts recoverable from reinsurers at December 31, 1998 and 1997 is a net liability of $670,100,000 and $516,900,000, respectively. This liability is based on the assumption that the recent experience will continue in the future. If incidence levels and/or claim termination rates fluctuate significantly from the assumptions underlying reserves, adjustments to reserves could be required in the future. Accordingly, this liability may prove to be deficient or excessive. The Company reviews reserve levels on an ongoing basis. However, it is management's opinion that such future development will not materially affect the financial position of the Company.

    During 1997, the Company conducted an in-depth review of loss experience on its disability income business. As a result of this study, the reserve level was deemed to be inadequate to meet future obligations if current incident levels were to continue in the future. In order to address this situation, the Company strengthened its disability income reserves by $80,000,000 in 1997.

    MARKETING AND COMPLIANCE ISSUES
    Regulators continue to focus on market conduct and compliance issues. Under certain circumstances companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company's management continues to monitor the Company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future development will not materially affect the financial position of the Company.

    GROUP PENSION ANNUITIES
    The liabilities for guaranteed interest and group pension annuity contracts, which are no longer being sold by the Company, are supported by a single portfolio of assets that attempts to match the duration of these liabilities. Due to the long-term nature of group pension annuities and the resulting inability to exactly match cash flows, a risk exists that future cash flows from investments will not be reinvested at rates as high as currently earned by the portfolio. Accordingly, these liabilities may prove to be deficient or excessive. However, it is management's opinion that such future

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) development will not materially affect the financial position of the Company.

    LEASES
    The Company leases its home office properties through sale-leaseback agreements. The agreements provide for a 25 year lease period with options to renew for six additional terms of five years each. The agreements also provide the Company with the right of first refusal to purchase the properties during the term of the lease, including renewal periods, at a price as defined in the agreements. The Company also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease ending in 2009 or on the last day of any of the renewal periods.

    Total rental expense on operating leases in 1998, 1997 and 1996 was $34,000,000, $29,300,000 and $26,400,000, respectively. Future minimum rental commitments are as follows (in millions):

1999                                    $    18.9
--------------------------------------
2000                                         18.4
--------------------------------------
2001                                         18.7
--------------------------------------
2002                                         18.7
--------------------------------------
2003                                         18.6
--------------------------------------
Thereafter                                  116.6
--------------------------------------  ---------
                                        $   209.9
                                        ---------
                                        ---------

    INFORMATION TECHNOLOGY COMMITMENT
    In February 1998, the Company signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. Total costs incurred in 1998 were $54,800,000. Future minimum annual costs range from $33,600,000 to $56,800,000, however future costs are dependent on usage and could exceed these amounts.

    INSURANCE CEDED AND ASSUMED
    The Company cedes insurance to other companies, including certain affiliates. The portion of risks exceeding the Company's retention limit is reinsured with other insurers. Prior to December 31, 1997, the Company limited its maximum coverage that it retained on an individual to $3,000,000. Based on a review of the capital and business in-force effective in January 1998, the Company changed the amount it will retain on an individual to $10,000,000. Portions of the Company's deferred annuity business have also been reinsured with other companies to limit its exposure to interest rate risks. At December 31, 1998, the reserves associated with these reinsurance arrangements totaled $1,608,500,000. To cover products other than life insurance, the Company acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying statutory-basis financial statements reflect premiums, benefits and policy acquisition expenses net of reinsurance ceded. The Company remains liable if its reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements.

    Proceeds from the sale of common stock of American Statements Financial Corporation ("American States") and proceeds from the January 5, 1998 surplus note, were used to finance an indemnity reinsurance transaction whereby the Company and LLANY reinsured 100% of a block of individual life insurance and annuity business from CIGNA Corporation ("CIGNA"). The Company paid $1,264,400,000 to CIGNA on January 2, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $1,127,700,000 in 1998, which is included in the Statement of Operations line item "Underwriting, acquisition, insurance and other expenses." At the time of closing, this block of business had statutory liabilities of $4,658,200,000 that became the Company's obligation. The Company also received assets, measured on a historical statutory basis, equal to the liabilities.

    Pursuant to the terms of the reinsurance agreement, the Company, LLANY and CIGNA are in the final stages of agreeing to the statutory-basis values of these assets and liabilities. Any changes to these values that may occur in future periods will not be material to the Company's financial position.

    Subsequent to this transaction, the Company and LLANY announced that they had reached an agreement to sell the administration rights to a variable

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) annuity portfolio that had been acquired as part of the block of business assumed on January 2, 1998. This sale closed on October 12, 1998 with an effective date of August 1, 1998.

    In connection with the completion of the CIGNA reinsurance transaction, the Company recorded a charge of $31,000,000 to cover certain costs of integrating the existing operations with the new block of business.

    On October 1, 1998, the Company and LLANY entered into an indemnity reinsurance transaction whereby the Company and LLANY reinsured 100% of a block of individual life insurance business from Aetna, Inc. The Company paid $856,300,000 to Aetna on October 1, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $815,300,000 in 1998, which is included in the Statement of Operations line item "Underwriting, acquisition, insurance and other expenses." At the time of closing, this block of business had statutory liabilities of $2,813,300,000 that became the Company's obligation. The Company also received assets, measured on a historical statutory basis, equal to the liabilities. The Company financed this reinsurance transaction with proceeds from short-term debt borrowings from LNC until the December 18, 1998 surplus note was approved by the Insurance Department. Subsequent to the Aetna transaction, the Company and LLANY announced that they had reached an agreement to retrocede the sponsored life business assumed for $87,600,000. The retrocession agreement closed on October 14, 1998 with an effective date of October 1, 1998.

    The Company assumes insurance from other companies, including certain affiliates. At December 31, 1998, the Company has provided $44,900,000 of statutory-basis surplus relief to other insurance companies under reinsurance transactions. The Company has retroceded 100% of this accepted surplus relief to its off-shore reinsurance affiliates. Generally, such amounts are offset by corresponding receivables from the ceding company, which are secured by future profits on the reinsured business. However, the Company is subject to the risk that the ceding company may become insolvent and the right of offset would not be permitted.

    The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $43,400,000 and $8,200,000 at December 31, 1998 and 1997, respectively.

    VULNERABILITY FROM CONCENTRATIONS
    At December 31, 1998, the Company did not have a material concentration of financial instruments in a single investee or industry. The Company's investments in mortgage loans principally involve commercial real estate. At December 31, 1998, 25% of such mortgages ($980,500,000) involved properties located in Texas and California. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $58,200,000.

    At December 31, 1998, the Company did not have a concentration of: 1) business transactions with a particular customer, lender or distributor; 2) revenues from a particular product or service; 3) sources of supply of labor or services used in the business; or 4) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial condition.

    OTHER CONTINGENCY MATTERS
    The Company is involved in various pending or threatened legal proceedings arising from the conduct of business. Most of these proceedings are routine in the ordinary course of business. The Company maintains professional liability insurance coverage for claims in excess of $5,000,000. The degree of applicability of this coverage will depend on the specific facts of each proceeding. In some instances, these proceedings include claims for compensatory and punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these suits will not have a material adverse affect on the financial position of the Company.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)
    Four lawsuits involving alleged fraud in the sale of interest sensitive universal life and whole life insurance have been filed as class actions against the Company, although the court has not certified a class in any of these cases. Plaintiffs seek unspecified damages and penalties for themselves and on behalf of the putative class. While the relief sought in these cases is substantial, it is premature to make assessments about the potential loss, if any, because the status of the cases ranges from the early states of litigation to the dismissal and appeals stage. Management intends to defend these suits vigorously. The amount of liability, if any, which may arise as a result of these suits cannot be reasonably estimated at this time.

    The number of insurance companies that are under regulatory supervision has resulted, and is expected to continue to result, in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

    GUARANTEES
    The Company has guarantees with off-balance-sheet risks whose contractual amounts represent credit exposure. Outstanding guarantees with off-balance-sheet risks at December 31, 1998 relate to mortgage loan pass-through certificates. The Company has sold commercial mortgage loans through grantor trusts which issued pass-through certificates. The Company has agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. The outstanding guarantees as of December 31, 1998 and 1997 were $30,900,000 and $41,600,000, respectively. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default the impact would not be material to the Company. Accordingly, both the carrying value and fair value of these guarantees is zero at December 31, 1998 and 1997.

    The Company's wholly owned subsidiary, LNH&C, accepts personal accident reinsurance programs from other insurance companies. Most of these programs are presented to LNH&C by independent brokers who represent the ceding companies. Certain excess of loss personal accident reinsurance programs created in the London market during 1993 through 1996 have produced and have potential to produce significant losses. At December 31, 1998 and 1997, liabilities of $177,400,000 and $186,300,000, respectively, have been established for such programs. These reserves are based on various estimates that are subject to considerable uncertainty. Accordingly, this reserve may prove to be deficient or excessive. However, it is management's opinion that such future development will not materially affect the financial position of the Company.

    The Company and LNH&C continue to investigate the personal accident reinsurance programs to determine if there are additional programs including certain workers compensation programs, which may produce losses. At this time, the Company and LNH&C do not have sufficient information to determine whether or not it is probable that additional losses have been incurred nor can the Company and LNH&C accurately estimate the ultimate cost or timing of the outcome on these programs.

    DERIVATIVES
    The Company has derivatives with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. The Company has entered into derivative transactions to reduce its exposure to fluctuations in interest rates, the widening of bond yield spreads over comparable maturity U.S. government obligations, commodity risk, credit risk, increased liabilities associated with reinsurance agreements and foreign exchange risks. In addition, the Company is subject to the risks associated with changes in the value of its derivatives; however, such changes in value generally are offset by changes in the value of the items

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) being hedged by such contracts. Outstanding derivatives with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                          NOTIONAL OR         ASSETS (LIABILITIES)
                                          CONTRACT AMOUNTS    -----------------------------------
                                                              CARRYING   FAIR   CARRYING   FAIR
                                                              VALUE      VALUE  VALUE      VALUE
                                          -------------------------------------------------------

                                          DECEMBER 31         DECEMBER 31       DECEMBER 31
                                          1998      1997      1998       1998   1997       1997
                                          -------------------------------------------------------
                                          (IN MILLIONS)
                                          -------------------------------------------------------
Interest rate derivatives:
  Interest rate cap agreements            $4,108.8  $4,900.0   $ 9.3     $  .9   $13.9     $   .9
       ---------------------------------
  Swaptions                                1,899.5   1,752.0    16.2       2.5     6.9        6.9
       ---------------------------------
  Interest rate swaps                        258.3      10.0      --       9.9      --       (1.8)
       ---------------------------------
  Put options                                 21.3        --      --       2.2      --         --
       ---------------------------------  --------  --------  --------   -----  --------   ------
                                           6,287.9   6,662.0    25.5      15.5    20.8        6.0
Foreign currency derivatives:
  Forward contracts                            1.5     163.1      --        --     5.4        5.4
       ---------------------------------
  Foreign currency swaps                      47.2      15.0      --        .3      --       (2.1)
       ---------------------------------  --------  --------  --------   -----  --------   ------
                                              48.7     178.1      --        .3     5.4        3.3
Commodity derivatives:
  Commodity swaps                              8.1        --      --       2.4      --         --
       ---------------------------------  --------  --------  --------   -----  --------   ------
                                          $6,344.7  $6,840.1   $25.5     $18.2   $26.2     $  9.3
                                          --------  --------  --------   -----  --------   ------
                                          --------  --------  --------   -----  --------   ------

    A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts at December 31 is as follows:

                                      ------------------------------------------------------------------
                                      INTEREST RATE CAPS    SPREAD LOCKS            SWAPTIONS
                                      1998       1997       1998         1997       1998       1997
                                      ------------------------------------------------------------------
                                      (IN MILLIONS)
                                      ------------------------------------------------------------------
Balance at beginning of year          $ 4,900.0  $ 5,500.0   $      --   $      --  $ 1,752.0  $   672.0
------------------------------------
New contracts                             708.8         --          --        50.0      218.3    1,080.0
------------------------------------
Terminations and maturities            (1,500.0)    (600.0)         --       (50.0)     (70.8)        --
------------------------------------  ---------  ---------         ---   ---------  ---------  ---------
Balance at end of year                $ 4,108.8  $ 4,900.0   $      --   $      --  $ 1,899.5  $ 1,752.0
------------------------------------  ---------  ---------         ---   ---------  ---------  ---------
                                      ---------  ---------         ---   ---------  ---------  ---------

                                                                   FINANCIAL FUTURES
                                                                           CONTRACTS   INTEREST RATE SWAPS
                                                               --------------------------------------------
                                                               1998         1997       1998       1997
                                                               --------------------------------------------
Balance at beginning of year                                    $      --   $   147.7  $    10.0  $      --
-------------------------------------------------------------
New contracts                                                          --        88.3    2,226.6       10.0
-------------------------------------------------------------
Terminations and maturities                                            --      (236.0)  (1,978.3)        --
-------------------------------------------------------------         ---   ---------  ---------  ---------
Balance at end of year                                          $      --   $      --  $   258.3  $    10.0
-------------------------------------------------------------         ---   ---------  ---------  ---------
                                                                      ---   ---------  ---------  ---------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)

                                                                      PUT OPTIONS                     COMMODITY SWAPS
                                                                      ------------------------------------------------
                                                                      1998       1997         1998         1997
                                                                      ------------------------------------------------
Balance at beginning of year                                          $      --   $      --    $      --    $      --
--------------------------------------------------------------------
New contracts                                                              21.3          --          8.1           --
--------------------------------------------------------------------
Terminations and maturities                                                  --          --           --           --
--------------------------------------------------------------------  ---------         ---          ---          ---
Balance at end of year                                                $    21.3   $      --    $     8.1    $      --
--------------------------------------------------------------------  ---------         ---          ---          ---
                                                                      ---------         ---          ---          ---


                                             FOREIGN CURRENCY DERIVATIVES (FOREIGN INVESTMENTS)
                                             ------------------------------------------------------------------

                                             FOREIGN EXCHANGE      FOREIGN CURRENCY        FOREIGN CURRENCY
                                             FORWARD CONTRACTS     OPTIONS                 SWAPS
                                             1998       1997       1998         1997       1998       1997
                                             ------------------------------------------------------------------
                                             (IN MILLIONS)
                                             ------------------------------------------------------------------
Balance at beginning of year                 $   163.1  $   251.5   $      --   $    43.9  $    15.0  $    15.0
-------------------------------------------
New contracts                                    419.8      833.1          --          --       39.2         --
-------------------------------------------
Terminations and maturities                     (581.4)    (921.6)         --       (43.9)      (7.0)        --
-------------------------------------------  ---------  ---------         ---   ---------  ---------  ---------
Balance at end of year                       $     1.5  $   163.0   $      --   $      --  $    47.2  $    15.0
-------------------------------------------  ---------  ---------         ---   ---------  ---------  ---------
                                             ---------  ---------         ---   ---------  ---------  ---------

    INTEREST RATE CAP AGREEMENTS
    The interest rate cap agreements, which expire in 1999 through 2006, entitle the Company to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of the Company's interest rate cap agreement program is to protect its annuity line of business from the effect of rising interest rates. The premium paid for the interest rate caps is included in other assets ($9,300,000 as of December 31, 1998) and is being amortized over the terms of the agreements. This amortization is included in net investment income.

    SWAPTIONS
    Swaptions, which expire in 1999 through 2003, entitle the Company to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of the Company's swaption program is to protect its annuity line of business from the effect of rising interest rates. The premium paid for the swaptions is included in other assets ($16,200,000 as of December 31, 1998) and is being amortized over the terms of the agreements. This amortization is included in net investment income.

    SPREAD LOCK AGREEMENTS
    Spread-lock agreements provide for a lump sum payment to or by the Company, depending on whether the spread between the swap rate and a specified government note is larger or smaller than a contractually specified spread. Cash payments are based on the product of the notional amount, the spread between the swap rate and the yield of an equivalent maturity government security and the price sensitivity of the swap at that time. The purpose of the Company's spread-lock program is to protect a portion of its fixed maturity securities against widening of spreads.

    FINANCIAL FUTURE CONTRACTS
    The Company uses exchange-traded financial futures contracts to hedge against interest rate risks and to manage duration of a portion of its

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) fixed maturity securities. Financial futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. They may be settled in cash or through delivery of the financial instrument. Cash settlements on the change in market values of financial futures contracts are made daily.

    INTEREST RATE SWAP AGREEMENTS
    The Company uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price, level, performance or value of one or more underlying interest rates. The Company is required to pay the counterparty to the agreements the stream of variable coupon payments generated from the bonds, and in turn, receives a fixed payment from the counterparty at a predetermined interest rate. The net receipts/payments from interest rate swaps are recorded in net investment income.

    The Company also uses interest rate swap agreements to hedge its exposure to interest rate fluctuations related to the anticipated purchase of assets to support newly acquired or assumed blocks of business. Once the assets are purchased, the gains resulting from the termination of the swap agreements are applied to the basis of the assets purchased. The gains are recognized in earnings over the life of the assets.

    PUT OPTION
    The Company uses put options, combined with various perpetual fixed income securities, and interest rate swaps to replicate a fixed income, fixed maturity investment. The put options give the Company the right, but not the obligation, to sell to the counterparty of the agreement the specified securities on a specified date at a fixed price.

    FOREIGN CURRENCY DERIVATIVES (FOREIGN INVESTMENTS)
    The Company uses a combination of foreign exchange forward contracts, foreign currency options and foreign currency swaps, all of which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. The foreign currency forward contracts obligate the Company to deliver a specified amount of currency at a future date at a specified exchange rate. Foreign currency options give the Company the right, but not the obligation, to buy or sell a foreign currency at a specific exchange rate during a specified time period. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries pursuant to an agreement to re-exchange the two currencies at the same rate of exchange at a specified future date.

    COMMODITY SWAP
    The Company uses a commodity swap to hedge its exposure to fluctuations in the price of gold, which is the underlying variable in determining the periodic interest payments associated with a fixed income security. A commodity swap is a contractual agreement to exchange a certain amount of a particular commodity for a fixed amount of cash. The Company owns a fixed income security that meets its coupon payment obligations in gold bullion. The Company is obligated to pay to the counterparty the gold bullion, and in return, receives from the counterparty a stream of fixed income payments. The fixed income payments are the product of the swap notional multiplied by the fixed rate stated in the swap agreement. The net receipts/payments from commodity swaps are recorded in net investment income.

    ADDITIONAL DERIVATIVE INFORMATION
    Expenses for the agreements and contracts described above amounted to $10,000,000, $7,000,000 and $6,900,000 in 1998, 1997 and 1996, respectively.
    Deferred losses of $48,200,000 as of December 31, 1998, were the result of:
    1) terminated and expired spread-lock agreements and; 2) terminated interest rate swaps. These losses are included with the related fixed maturity securities to which the hedge applied and are being amortized over the life of such securities.

    The Company is exposed to credit loss in the event of nonperformance by counterparties on interest rate cap agreements, swaptions, spread-lock agreements, financial futures, interest rate swaps, put options and foreign currency derivatives. However, the Company does not anticipate nonperformance

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value for such agreements with each counterparty if the net market value is in the Company's favor. At December 31, 1998, the exposure was $21,100,000.

11. FAIR VALUE OF FINANCIAL INSTRUMENTS
    The following discussion outlines the methodologies and assumptions used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

    BONDS AND UNAFFILIATED COMMON STOCK
    Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values of unaffiliated common stocks are based on quoted market prices.

    PREFERRED STOCK
    Fair values of preferred stock are based on quoted market prices, where available. For preferred stock not actively traded, fair values are based on values of issues of comparable yield and quality.

    MORTGAGE LOANS ON REAL ESTATE
    The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or 3) the fair value of the collateral if the loan is collateral dependent.

    POLICY LOANS
    The estimated fair values of investments in policy loans are calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations are based on historical experience.

    OTHER INVESTMENTS AND CASH AND SHORT-TERM INVESTMENTS
    The carrying values for assets classified as other investments and cash and short-term investments in the accompanying statutory-basis balance sheets approximate their fair value.

    INVESTMENT-TYPE INSURANCE CONTRACTS
    The balance sheet captions, "Future policy benefits and claims" and "Other policyholder funds," include investment type insurance contracts (i.e., deposit contracts and guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

    The remainder of the balance sheet captions "Future policy benefits and claims" and "Other policyholder funds," that do not fit the definition of "investment-type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED) companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

    SHORT-TERM DEBT
    For short-term debt, the carrying value approximates fair value.

    SURPLUS NOTES DUE TO LNC
    Fair values for surplus notes are estimated using discounted cash flow analysis based on the Company's current incremental borrowing rate for similar types of borrowing arrangements.

    GUARANTEES
    The Company's guarantees include guarantees related to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status, which indicates none of the loans are delinquent, the fair value liability for the guarantees related to the mortgage loan pass-through certificates is zero.

    DERIVATIVES
    The Company employs several different methods for determining the fair value of its derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the foreign currency exchange contracts and financial future contracts and; 2) industry standard models that are commercially available for interest rate cap agreements, swaptions, spread lock agreements, interest rate swaps, commodity swaps and put options.

    INVESTMENT COMMITMENTS
    Fair values for commitments to make investment in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates would take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

    SEPARATE ACCOUNTS
    Assets held in separate accounts are reported in the accompanying statutory-basis balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
    The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                 DECEMBER 31
                                                 ----------------------------------------------
                                                 1998                    1997
                                                 ----------------------------------------------
                                                 CARRYING                CARRYING
ASSETS (LIABILITIES)                             VALUE       FAIR VALUE  VALUE       FAIR VALUE
-----------------------------------------------------------------------------------------------
                                                 (IN MILLIONS)
                                                 ----------------------------------------------
Bonds                                            $ 23,830.9  $ 25,065.5  $ 18,560.7  $ 19,798.6
-----------------------------------------------
Preferred stocks                                      236.0       242.5       257.3       268.7
-----------------------------------------------
Unaffiliated common stocks                            259.3       259.3       436.0       436.0
-----------------------------------------------
Mortgage loans on real estate                       3,932.9     4,100.1     3,012.7     3,179.2
-----------------------------------------------
Policy loans                                        1,606.0     1,685.9       660.5       648.3
-----------------------------------------------
Other investments                                     434.4       434.4       335.5       335.5
-----------------------------------------------
Cash and short-term investments                     1,725.4     1,725.4     2,133.0     2,133.0
-----------------------------------------------
Investment-type insurance contracts:
  Deposit contracts and certain guaranteed
    interest contracts                            (17,845.8)  (17,486.4)  (17,324.2)  (16,887.6)
   --------------------------------------------
  Remaining guaranteed interest and similar
    contracts                                        (714.4)     (738.2)   (1,267.0)   (1,294.6)
   --------------------------------------------
Short-term debt                                      (140.0)     (140.0)     (120.0)     (120.0)
-----------------------------------------------
Surplus notes due to LNC                           (1,250.0)   (1,335.1)         --          --
-----------------------------------------------
Derivatives                                            25.5        18.2        26.2         9.3
-----------------------------------------------
Investment commitments                                   --        (0.6)         --        (0.5)
-----------------------------------------------
Separate account assets                            36,907.0    36,907.0    31,330.9    31,330.9
-----------------------------------------------
Separate account liabilities                      (36,907.0)  (36,907.0)  (31,330.9)  (31,330.9)
-----------------------------------------------

12. ACQUISITIONS AND SALES OF SUBSIDIARIES
    In October 1996, the Company and LLANY purchased a block of group tax-qualified annuity business from UNUM Corporation affiliates. The bulk of the transaction was completed in the form of an assumption reinsurance transaction, which resulted in a ceding commission of $71,800,000. The ceding commission resulted in admissible goodwill of $62,300,000, which is being amortized on a straight-line basis over 10 years. LLANY was required by the New York Department of Insurance to expense its portion of the ceding commission in 1996. Policy liabilities and related accruals of the Company and its wholly owned subsidiary increased by $3,200,000,000 as a result of this transaction.

    In 1997, LNC contributed 25,000,000 shares of common stock of American States to the Company. American States is a property casualty insurance holding company of which LNC owned 83.3%. The contributed common stock was accounted for as a capital contribution equal to the fair value of the common stock received by the Company. Subsequently, the American States common stock owned by the Company, along with all other American States common stock owned by LNC and its affiliates, was sold. The Company received proceeds from the sale in the amount of $1,175,000,000. The Company recognized no gain or loss on the sale of its portion of the common stock due to the receipt of the stock at fair value. The proceeds from this sale of stock were used to partially finance the CIGNA indemnity reinsurance transaction.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

13. TRANSACTIONS WITH AFFILIATES
    A wholly owned subsidiary of LNC, Lincoln Life and Annuity Distributors, Inc. ("LLAD"), has a nearly exclusive general agent's contract with the Company under which it sells the Company's products and provides the service that otherwise would be provided by a home office marketing department and regional offices. For providing these selling and marketing services, the Company paid LLAD override commissions of $76,700,000 in 1998 and override commissions and operating expense allowances of $61,600,000 and $56,300,000 in 1997 and 1996, respectively. LLAD incurred expenses of $102,400,000, $5,500,000 and $15,700,000 in 1998, 1997 and 1996, respectively, in excess of the override commissions and operating expense allowances received from the Company, which the Company is not required to reimburse. Effective in January 1998, the Company and LLAD agreed to increase the override commission expense and eliminate the operating expense allowance.

    Cash and short-term investments at December 31, 1998 and 1997 include the Company's participation in a short-term investment pool with LNC of $383,600,000 and $325,600,000, respectively. Related investment income amounted to $16,800,000, $15,500,000 and $15,300,000 in 1998, 1997 and 1996,
    respectively. Short-term loan payable to parent company at December 31, 1998 and 1997 represent notes payable to LNC.

    The Company provides services to and receives services from affiliated companies which resulted in a net payment of $92,100,000, $48,500,000 and $34,100,000 in 1998, 1997 and 1996, respectively.

    The Company cedes and accepts reinsurance from affiliated companies. Premiums in the accompanying statements of income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                        YEAR ENDED DECEMBER 31
                        1998       1997       1996
                        -------------------------------
                        (IN MILLIONS)
                        -------------------------------
Insurance assumed       $    13.7  $    11.9  $    17.9
----------------------
Insurance ceded             290.1      100.3      302.8
----------------------

    The balance sheets include reinsurance balances with affiliated companies as follows:

                          DECEMBER 31
                          1998       1997
                          --------------------
                          (IN MILLIONS)
                          --------------------
Future policy benefits
and claims assumed        $   197.3  $   245.5
------------------------
Future policy benefits
and claims ceded            1,125.0      997.2
------------------------
Amounts recoverable on
paid and unpaid losses         84.2       30.4
------------------------
Reinsurance payable on
paid losses                     6.0        5.3
------------------------
Funds held under
reinsurance treaties --
net liability               1,375.4    1,115.4
------------------------

    Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, the Company holds assets from the reinsurer, including funds held under reinsurance treaties, and is the beneficiary on letters of credit aggregating $318,300,000 and $280,900,000 at December 31, 1998 and 1997,
    respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement. At December 31, 1998 and 1997, LNC had guaranteed $237,000,000 and $229,100,000, respectively, of these letters of credit. At December 31, 1998, the Company has a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $122,400,000 for statutory surplus relief received under financial reinsurance ceded agreements.

14. SEPARATE ACCOUNTS
    Separate account assets held by the Company consist primarily of long-term bonds, common stocks, short-term investments and mutual funds and are carried at market value. Substantially all of the separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

    Separate account premiums, deposits and other considerations amounted to $3,953,300,000, $4,821,800,000 and $4,148,700,000 in 1998, 1997

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

14. SEPARATE ACCOUNTS (CONTINUED)
    and 1996, respectively. Reserves for separate accounts with assets at fair value were $36,145,900,000 and $30,560,700,000 at

    December 31, 1998 and 1997, respectively. All reserves are subject to discretionary withdrawal at market value.

    A reconciliation of transfers to (from) separate accounts is as follows:

                                                              YEAR ENDED DECEMBER 31
                                                              1998           1997
                                                              ------------------------
                                                              (IN MILLIONS)
                                                              ------------------------
Transfers as reported in the Summary of Operations of the
various separate accounts:
  Transfers to separate accounts                              $ 3,954.9      $ 4,824.0
------------------------------------------------------------
  Transfers from separate accounts                             (4,069.8)      (2,943.8)
------------------------------------------------------------  ---------      ---------
Net transfers to (from) separate accounts as reported in the
Summary of Operations                                         $  (114.9)     $ 1,880.2
------------------------------------------------------------  ---------      ---------
                                                              ---------      ---------

15. RECONCILIATION OF ANNUAL STATEMENT TO AUDITED FINANCIAL STATEMENTS In 1997, certain errors were identified by the Illinois
    Insurance Department in the calculation of the AVR as of December 31, 1996 and 1995. The effects of the AVR errors also resulted in the need for revisions in the calculation of certain investment limitation thresholds, the results of which indicated that additional assets should have been nonadmitted as of December 31, 1996. As discussed by the Company with the Indiana and Illinois Insurance Departments, corrections were made to affected pages of the Company's
    NAIC Annual Statement which were refiled with various state insurance departments. However, due to immateriality of the corrections in relation to the financial statements taken as a whole, the audited 1996 and 1995 statutory-basis financial statements were not corrected and re-issued.

    The Company's 1997 NAIC Annual Statement, as filed with various state insurance departments, also includes the corrected balances for 1996 and 1995. The following is a reconciliation of total admitted assets, total liabilities and capital and surplus as of December 31, 1996 as presented in the 1997 NAIC Annual Statement (as corrected) to the accompanying audited financial statements.

                                          TOTAL                    CAPITAL
                                          ADMITTED   TOTAL         AND
                                          ASSETS     LIABILITIES   SURPLUS
                                          ---------------------------------
Balance as of December 31, 1996 as
reported in the accompanying audited
financial statements                      $50,016.6   $ 48,054.0   $1,962.6
----------------------------------------
Effect of AVR errors                             --         37.6      (37.6)
----------------------------------------
Effect of change in investment
limitations                                   (57.0)          --      (57.0)
----------------------------------------  ---------  -----------   --------
Balance as of December 31, 1996 as
reported in the 1997 NAIC Annual
Statement                                 $49,959.6   $ 48,091.6   $1,868.0
----------------------------------------  ---------  -----------   --------
                                          ---------  -----------   --------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

16. CENTURY COMPLIANCE (UNAUDITED)
    The Year 2000 issue is pervasive and complex and affects virtually every aspect of the Company's business. The Company's computer systems and interfaces with the computer systems of vendors, suppliers, customers and business partners are particularly vulnerable. The Company has been redirecting a large portion of internal Information Technology efforts and contracting with outside consultants to update systems to address Year 2000 issues. Experts have been engaged to assist in developing work plans and cost estimates and to complete remediation activities.

    For the year ended December 31, 1998, the Company identified expenditures of $26,300,000 to address this issue. This brings the expenditures for 1996 through 1998 to $34,200,000 million. The Company's financial plans for 1999 and 2000 include expected expenditures of an additional $38,300,000 bringing estimated overall Year 2000 expenditures to $72,500,000. Because updating systems and procedures is an integral part of the Company's on-going operations, approximately 50% of expenditures shown above are expected to continue after all Year 2000 issues have been resolved. Actual Year 2000 expenditures through December 31, 1998 and future Year 2000 expenditures are expected to be funded from operating cash flows. The anticipated cost of addressing Year 2000 issues is based on management's current best estimates which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources, third party modification plans and other factors. Such costs will be closely monitored by management. Nevertheless, there can be no guarantee that actual costs will not be higher than these estimated costs. Specific factors that might cause such differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer problems and other uncertainties. The total expenditures identified represent only the Company's portion of LNC's larger expenditures to address the Year 2000 issue.

    The current scope of the overall Year 2000 program includes the following four major project areas: 1) addressing the readiness of business applications, operating systems and hardware on mainframe, personal computer and Local Area Network platforms (IT); 2) addressing the readiness of non-IT embedded software and equipment (non-IT); 3) addressing the readiness of key business partners and 4) establishing Year 2000 contingency plans.

    The projects to address IT and non-IT readiness have four major phases. Phase one involves raising awareness and creating an inventory of all IT and non-IT assets. The second phase consists of assessing all items inventoried to initially determine whether they are affected by the Year 2000 issue and preparing general plans and strategies. The third phase entails the detailed planning and remediation of affected systems and equipment. The last phase consists of testing to verify Year 2000 readiness.

    The Company has completed those four phases for over two-thirds of its high priority IT systems, including those provided by software vendors. While the Company's year 2000 program for nearly all high priority IT systems is expected to be completed in the first quarter 1999, phase four, for a small but important subset of these systems, will continue through the end of the second quarter 1999. As of December 31, 1998, the status of projects addressing readiness of IT assets is: 100% of IT assets have been inventoried (Phase 1) and assessed (Phase 2); 94% of IT projects have been through the remediation phase (Phase 3) with the last project scheduled for completion by the end of March 1999; and 69% of IT projects have completed the testing phase (Phase 4) with the last project scheduled to finish testing by the end of June 1999. A portion of the effort that extends into 1999 is dependent on outside third parties and is behind the original schedule. The Company is working with these parties to modify the completion schedule.

    As of December 31, 1998, the status of projects that address readiness of high priority non-IT assets is: 100% of non-IT assets have been inventoried (Phase 1) and assessed (Phase 2); 79% of non-IT projects addressing remediation (Phase 3) have been completed and 21% of non-IT projects have completed the testing phase (Phase 4). The Company expects to have all phases related to high priority non-IT completed by the end of October 1999.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

16. CENTURY COMPLIANCE (UNAUDITED) (CONTINUED)
    Concurrent with the IT and non-IT projects, the readiness of key business partners is being reviewed and Year 2000 contingency plans are being developed. The most significant categories of key business partners are financial institutions, software vendors and utility providers (gas, electric and telecommunications). Surveys have been mailed to these key business partners. Based on responses received, current levels of readiness are being assessed, follow-up contacts are underway, alternative strategies are being developed and testing is being scheduled where feasible. This effort is expected to continue well into 1999. As noted above, software vendor assessments are considered part of the IT projects and, therefore, would follow the schedule shown above for such projects.

    While the Company is working to meet the schedules outlined above, some uncertainty remains. Specific factors that give rise to this uncertainty include a possible loss of technical resources to perform the work, failure to identify all susceptible systems, non-compliance by third parties whose systems and operations impact the Company and other similar uncertainties.

    A worst case scenario might include the Company's inability to achieve Year 2000 readiness with respect to one or more of the Company's significant policyholder systems resulting in a material disruption to the Company's operations. Specifically, the Company could experience an interruption in its ability to collect and process premiums or deposits, process claim payments, accurately maintain policyholder information, accurately maintain accounting records and/or perform adequate customer service. Should the worst case scenario occur, it could, depending on its duration, have a material impact on the Company's results of operations and financial position. Simple failures can be repaired and returned to production within a matter of hours with no material impact. Unanticipated failures with a longer service disruption period would have a more serious impact. For this reason, the Company is placing significant emphasis on risk management and Year 2000 contingency planning. The Company is in the process of modifying its contingency plans to address potential Year 2000 issues. Where these efforts identify high risks due either to unacceptable work around procedures or significant readiness risks, appropriate risk management techniques are being developed. These techniques, such as resource shifting or use of alternate providers, will be employed to provide stronger assurances of readiness. The Company has gone through exercises to identify worst case scenario failures. At this time, the Company believes its plans are sufficient to mitigate identified worst case scenarios.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of The Lincoln National Life Insurance Company (a wholly owned subsidiary of Lincoln National Corporation) as of December 31, 1998 and 1997, and the related statutory-basis statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of The Lincoln National Life Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1998.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Lincoln National Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance.

                                         /s/ Ernst & Young LLP

February 1, 1999

                           PART C--OTHER INFORMATION

Item 24.
--------


(a)  LIST OF FINANCIAL STATEMENTS

     (1) Part A The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     (2)  Part B
          The following financial statements of Lincoln Life Variable Annuity Account Q are included in the SAI:

          Statement of Assets and Liability -- December 31, 1998 Statement of Operations -- Year ended December 31, 1998 Statements of Changes in Net Assets -- Year ended
                December 31, 1998
          Notes to Financial Statements --
          Report of Ernst & Young LLP, Independent Auditors

     (3)  Part B

          The following statutory-basis financial statements of Lincoln National Life Insurance Company are included in the SAI:


          Balance Sheets -- Statutory-Basis -- Years ended
                December 31, 1998 and 1997
          Statements of Income -- Statutory Basis -- Years ended
                December 31, 1998, 1997 and 1996
          Statements of Changes in Capital and Surplus -- Statutory Basis --
                Years ended December 31, 1998, 1997 and 1996
          Statements of Cash Flows -- Statutory Basis -- Years ended
                December 31, 1998, 1997 and 1996
          Notes to Statutory-Basis Financial Statements -- December 31, 1998 Report of Ernst & Young LLP, Independent Auditors

24 (b)   LIST OF EXHIBITS

         (1) Resolution of Board of Directors and Memorandum authorizing establishment of the Variable Account. (is herein incorporated by reference to Registrant's initial registration statement on form N-4 filed December 29, 1997.)

         (2)  N/A

         (3)  N/A

         (4) Variable Annuity Contract

                (a) Allocated Group Deferred Variable Annuity Contract (dated
                    5/99)
                (b) Unallocated Group Deferred Variable Annuity Contract (dated
                    5/99)
                (c) Active Life Certificate (dated 5/99)
                (d) Section 457 Annuity Endorsement*
                (e) Section 403(b) Annuity Endorsement*
                (f) Plan-Reimbursement Endorsement*
                (g) Plan-Reimbursement Endorsement*
                (h) Individual Enrollment*
                (i) Allocated Group Deferred Variable Annuity Contract (dated
                    8/98)
                (j) Amendment to 8/98 Group Deferred Variable Annuity Contract,
                    Harris Trust (dated 1/99)
                (k) Active Life Certificate (dated 8/98)
                (l) Amendment to 8/98 Active Life Certificate (dated 1/99)

         (5)    (a) Form of application*

         (6)    (a) Articles of Incorporation of The Lincoln National Life
                    Insurance Company are incorporated herein by reference to Registration Statement on Form N-4 (33-27783) filed on December 5, 1996.

                (b) By-Laws of The Lincoln National Life Insurance Company are
                    incorporated herein by reference to Post effective Amendment #1 to the Registration Statement on Form N-4 (333-40937) filed on November 9, 1998.

         (8)(a) Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and Lincoln National Life Insurance Company is incorporated herein by reference to the Registration Statement on Form S-6 (333-40745) filed on November 21, 1997.

         (8)(b) Participation Agreement among Lincoln National Aggressive Growth Fund, Inc. and Lincoln National Life Insurance Company. (Incorporated by reference to Post Effective Amendment No. 8 to the Registration Statement on Lincoln National Aggressive Growth Fund form N-1A, 33-70742 filed on April 16, 1999.)

         (8)(c) Participation Agreement among Lincoln National Bond Fund, Inc. and Lincoln National Life Insurance Company. (Incorporated by reference to Post Effective Amendment No. 21 to the Registration Statement on Lincoln National Bond Fund form N-1A, 2-80746 filed on April 16, 1999.)

         (8)(d) Participation Agreement among Lincoln National Capital Appreciation Fund, Inc. and Lincoln National Life Insurance Company. (Incorporated by reference to Post Effective Amendment No. 7 to the Registration Statement on Lincoln National Capital Appreciation Fund form N-1A, 33-70272 filed on April 16, 1999.)

         (8)(e) Participation Agreement among Lincoln National Equity-Income Fund, Inc. and Lincoln National Life Insurance Company. (Incorporated by reference to Post Effective Amendment No. 7 to the Registration Statement on Lincoln National Equity Income Fund form N-1A, 33-71158 filed on April 16, 1999.)

         (8)(f) Participation Agreement among Lincoln National Global Asset Allocation Fund, Inc. (formerly Putnam Master Fund, Inc.) and Lincoln National Life Insurance Company. (Incorporated by reference to Post Effective Amendment No. 15 to the Registration Statement on Lincoln National Global Asset Allocation Fund form N-1A, 33-13530 filed on April 16, 1999.)

         (8)(g) Participation Agreement among Lincoln National Growth and Income Fund, Inc. and Lincoln National Life Insurance Company. (Incorporated by reference to Post Effective Amendment No. 20 to the Registration Statement on Lincoln National Growth and Income Fund form N-1A, 2-80741 filed on April 16, 1999.)

         (8)(h) Participation Agreement among Lincoln National International Fund, Inc. (formerly Real Estate Fund, Inc.) and Lincoln National Life Insurance Company. (Incorporated by reference to Post Effective Amendment No. 11 to the Registration Statement on Lincoln National International Fund form N-1A, 33-38335 filed on April 16, 1999.)

         (8)(i) Participation Agreement among Lincoln National Managed Fund, Inc. and Lincoln National Life Insurance Company. (Incorporated by reference to Post Effective Amendment No. 19 to the Registration Statement on Lincoln National Managed Fund form N-1A, 2-82276 filed on April 16, 1999.)

         (8)(j) Participation Agreement among Lincoln National Money Market Fund, Inc. and Lincoln National Life Insurance Company. (Incorporated by reference to Post Effective Amendment No. 20 to the Registration Statement on Lincoln National Money Market Fund form N-1A, 2-80743 filed on April 16, 1999.)

         (8)(k) Participation Agreement among Lincoln National Social Awareness Fund, Inc. (formerly Government Securities Fund, Inc.) and Lincoln National Life Insurance Company. (Incorporated by reference to Post Effective Amendment No. 13 to the Registration Statement on Lincoln National Social Awareness Fund form N-1A, 33-19896 filed on April 16, 1999.)

         (8)(l) Participation Agreement among Lincoln National Special Opportunities Fund, Inc. and Lincoln National Life Insurance Company. (Incorporated by reference to Post Effective Amendment No. 20 to the Registration Statement on Lincoln National Special Opportunities Fund form N-1A, 2-80731 filed on April 16, 1999.)

         (8)(m) Participation Agreement between Lincoln National Life Insurance Co. and Delaware Group Premium Fund, Inc. (incorporated herein by reference to Registration Statement on Form N-4 (File No. 33-25990) filed on April 22, 1998).

         (8)(n) Amendment to Schedule 1 to the Fund Participation
                Agreement between Lincoln National Life Insurance Company and Delaware Group Premium Fund and Delaware Distributors LLP dated November 1, 1998 (Incorporated by reference to the Registration Statement of Lincoln National Life Insurance form N-4, filing no. 33-25990 on April 22, 1999).

         (8)(o) Participation Agreement among Bankers Trust (BT) Insurance Trust (Equity 500 Index Fund and Small Cap Index Fund) and Lincoln National Life Insurance Company. (Incorporated by reference to the Registration Statement of Lincoln National form N-4, 333-62819 on April 21, 1999.)

         (8)(p) Participation Agreement among Baron Capital Asset Fund and Lincoln National Life Insurance Company. (Incorporated by reference to the Registration Statement of Lincoln National form N-4, 333-04999 on September 30, 1998.)

         (8)(q) Participation Agreement among Fidelity Variable Insurance Trust
                (VIP) II and Lincoln National Life Insurance Company. (Incorporated by reference to the Registration Statement of Lincoln National form N-4, 333-04999 on September 30, 1998.)

         (8)(r) Participation Agreement among Janus Aspen Series and Lincoln National Life Insurance Company. (Incorporated by reference to the Registration Statement of Lincoln National form N-4, 333-04999 on September 30, 1998.)

         (8)(s) Participation Agreement among Neuberger Berman AMT Funds and Lincoln National Life Insurance Company. (Incorporated by reference to the Registration Statement of Lincoln National form N-4, 333-04999 on September 30, 1998.)

         (8)(t) Participation Agreement among Variable Insurance Trust (VIP) and Lincoln National Life Insurance Company. (Incorporated by reference to the Registration Statement of Lincoln National form N-4, 333-04999 on September 30, 1998.)

         (9) Opinion and Consent of Jeremy Sachs, Counsel.*

        (10) Consent of Ernst & Young LLP, Independent Auditors

        (11) Not applicable.

        (13) Schedule of Computation of performance data.*

        (14) Not applicable.

        (15)    (a) Organizational Chart of Lincoln National Life Insurance
                    Holding Company System
                (b) Memorandum Concerning Books and Records


        (16) Powers of attorney.

        *Incorporated by reference to the pre-effective amendment No. 1 to the registration statements of Lincoln National Life Insurance Company on form N-4, file number 333-32273, filed on April 23, 1998.

Item 25.
--------

                    DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name                         Positions and Offices
----                         ----------------------
Gabriel L. Shaheen*          President, Chief Executive Officer and Director
Jon A. Boscia**              Director
John H. Gotta****            Senior Vice President
Stephen H. Lewis*            Senior Vice President
H. Thomas McMeekin**         Director
Cynthia A. Rose**            Secretary and Assistant Vice President
Lawrence T. Rowland***       Executive Vice President and Director
Keith J. Ryan*               Senior Vice President, Chief Financial Officer and
                             Assistant Treasurer
Eldon J. Summers**           Assistant Vice President and Treasurer
Richard C. Vaughan**         Director
Roy V. Washington*****       Vice President and Chief Compliance Officer

* Principal business address is 1300 South Clinton Street, Fort Wayne, IN 46802-3506
**    Principal business address is 200 East Berry Street, Fort Wayne, IN
      46802-2706.
*** Principal business address is 1700 Magnavox Way, One Reinsurance Place, Fort Wayne, IN 48604-1538
**** Principal business address is 350 Church Street, Hartford, CT 06103 ***** Principal business address is 915 S. Clinton, Fort Wayne, IN 46802

Item 26.
--------

                    PERSONS CONTROLLED BY OR UNDER COMMON
                   CONTROL WITH THE DEPOSITOR OR REGISTRANT

     See Exhibit 15(a): The organizational chart of The Lincoln National Insurance Holding Company System is hereby incorporated herein by this reference.

Item 27.
--------

                           NUMBER OF CONTRACT OWNERS

As of February 28, 1999 there were 2 Contract owners under Lincoln Life Variable Annuity Account Q, with approximately 850 participants.

Item 28.
--------

                         INDEMNIFICATION--UNDERTAKING

     (a) Brief description of indemnification provisions.

         In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (LNL) provides that LNL will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LNL, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, LNL. Certain additional conditions apply to indemnification in criminal proceedings.

         In particular, separate conditions govern indemnification of directors, officers, and employees of LNL in connection with suits by, or in the rights of, LNL.

         Please refer to Article VII of the By-Laws of LNL (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.
--------

                             PRINCIPAL UNDERWRITER

     (a) Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln Life Flexible Premium Variable Life Account F; Lincoln Life Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account K; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Flexible Premium Variable Life Account R; Lincoln National Variable Annuity Accounts 50 and 51;

     (b) See Item 25.

     (c) Commissions and Other Compensation Received by Lincoln National Life Insurance Company from Lincoln Life Variable Annuity Account Q during the fiscal year which ended December 31, 1998:

       (1)                 (2)              (3)          (4)           (5)
                     Net Underwriting
Name of Principal     Discounts and    Compensation   Brokerage
   Underwriter         Commissions     on Redemption  Commissions  Compensation
-----------------    ----------------  -------------  -----------  ------------

The Lincoln National
Life Insurance                                  (a)                          (b)
Company                   None              None          None         38,177

Notes:

     (a) These figures represent compensation received by Lincoln National Life Insurance Company for surrender, withdrawal and contract charges. See Charges and other deductions, in the Prospectus.

     (b) These figures represent compensation received by Lincoln National Life Insurance Company for mortality and expense guarantees. See Charges and other deductions, in the Prospectus.

Item 30.
--------

                       LOCATION OF ACCOUNTS AND RECORDS

     Exhibit 15(b) is hereby expressly incorporated herein by this reference.


Item 31.
--------

Not applicable.

Item 32.  Undertakings
--------

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

(d) The Lincoln National Life Insurance company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

(e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

Item 33.
--------

     Registrant represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plan meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

Item 34.
--------

     For Contracts sold in connection with the Texas Option Retirement Program, Registrant is relying on Rule 6c-7 and represents that paragraphs (a) through (d) of that rule have been complied with.

                                  SIGNATURES

     (a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and the State of Indiana on this 23rd day of April, 1999.

                                     LINCOLN LIFE VARIABLE ANNUITY
                                     Account Q - Group Multi-Fund
                                     (Registrant)

                                     By: /s/ Stephen H. Lewis
                                         ------------------------------------
                                         Stephen H. Lewis
                                         (Signature-Officer of Depositor)
                                         Senior Vice President, LNL
                                         (Title)

                                     By: THE LINCOLN NATIONAL LIFE
                                         INSURANCE COMPANY
                                         (Depositor)

                                     By: /s/ Kelly D. Clevenger
                                         ---------------------------------
                                         Kelly D. Clevenger
                                         Vice President, LNL

     (b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed for the Depositors by the following persons in the capacities and on the dates indicated.

Signatures                   Title                                Date
----------                   -----                                ----
  *                          Chief Executive Officer,             April 23, 1999
-----------------------      President & Director
Gabriel L. Shaheen           (Principal Executive Officer)


  *                          Executive Vice President             April 23, 1999
-----------------------      and Director
Lawrence T. Rowland


  *                          Senior Vice President, Chief         April 23, 1999
-----------------------      Financial Officer and
Keith J. Ryan                Assistant Treasurer (Principal
                             Accounting Officer and
                             Principal Financial Officer


  *                          Director                             April 23, 1999
-----------------------
Jon A. Boscia


  *                          Director                             April 23, 1999
-----------------------
H. Thomas McMeekin


  *                          Director                             April 23, 1999
-----------------------
Richard C. Vaughan


*By /s/ Steven M. Kluever    pursuant to a Power of
    ---------------------    Attorney filed with this
    Steven M. Kluever        Registration Statement